UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-06312

The Lazard Funds, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza
New York, New York 10112
(Address of principal executive offices) (Zip code)

Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 632-6000

Date of fiscal year end:	12/31

Date of reporting period:	6/30/10

ITEM 1.   REPORTS TO STOCKHOLDERS.

June 30, 2010

Lazard Funds Semi-Annual Report

U.S. Equity

Lazard U.S. Equity Value Portfolio

Lazard U.S. Strategic Equity Portfolio

Lazard U.S. Mid Cap Equity Portfolio

Lazard U.S. Small-Mid Cap Equity Portfolio

International Equity

Lazard International Equity Portfolio

Lazard International Equity Select Portfolio

Lazard International Strategic Equity Portfolio

Lazard International Small Cap Equity Portfolio

Global Equity

Lazard Global Listed Infrastructure Portfolio

Emerging Markets

Lazard Emerging Markets Equity Portfolio

Lazard Developing Markets Equity Portfolio

Lazard Emerging Markets Equity Blend

    Portfolio

Fixed Income

Lazard U.S. High Yield Portfolio

Capital Allocator

Lazard Capital Allocator Opportunistic

    Strategies Portfolio

Lazard Funds

The Lazard Funds, Inc. Table of Contents

2	Investment Overviews
10	Performance Overviews
23	Information About Your Portfolio’s Expenses
26	Portfolio Holdings Presented by Sector
27	Portfolio Holdings Presented by Credit Rating
28	Portfolios of Investments
28	Lazard U.S. Equity Value Portfolio
30	Lazard U.S. Strategic Equity Portfolio
32	Lazard U.S. Mid Cap Equity Portfolio
34	Lazard U.S. Small-Mid Cap Equity Portfolio
36	Lazard International Equity Portfolio
38	Lazard International Equity Select Portfolio
40	Lazard International Strategic Equity Portfolio
42	Lazard International Small Cap Equity Portfolio
44	Lazard Global Listed Infrastructure Portfolio
46	Lazard Emerging Markets Equity Portfolio
48	Lazard Developing Markets Equity Portfolio
50	Lazard Emerging Markets Equity Blend Portfolio
52	Lazard U.S. High Yield Portfolio
57	Lazard Capital Allocator Opportunistic Strategies Portfolio
59	Notes to Portfolios of Investments
62	Statements of Assets and Liabilities
66	Statements of Operations
70	Statements of Changes in Net Assets
78	Financial Highlights
92	Notes to Financial Statements
102	Board of Directors and Officers Information
104	Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus, by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus or summary prospectus contain investment objectives, risks, charges, expenses and other information about Portfolios of the Fund, which may not be detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

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The Lazard Funds, Inc. Investment Overviews

U.S. Equities: Return to Volatility

Volatility returned to the markets over the six-month period ended June 30, 2010, as investors became increasingly wary of a global recovery amid the ongoing sovereign debt crisis in the Eurozone and concerns of a potential slowdown in China. Stocks rallied earlier in the year on the back of strong corporate earnings announcements, but failed to maintain the positive momentum as the U.S. recovery appeared to have hit a soft patch with housing, consumer confidence, and retail sales data coming in below expectations. The recent job data also disappointed investors due to weaker-than-expected additions in the private sector, where a recovery is key to improvement in the housing market and consumer spending. A series of recent events, including ongoing financial reforms and the oil spill in the Gulf of Mexico, also hinted at more aggressive government influence on business, which further dampened investors’ sentiment.

By sector, the economically defensive consumer staples outperformed amid the volatile market. The financials sector also performed well on the expectation that the impact of the financial reform legislation may not be as severe as previously expected. Meanwhile, the energy sector underperformed amid concerns over the oil spill in the Gulf of Mexico. The information technology sector was also weak due to concerns of a potential slowdown in the global recovery.

International Equities: Break in the Recovery

World equity markets were volatile throughout the first half of 2010, posting generally positive returns in the first quarter, then falling sharply from mid-April to late May as European sovereign debt fears intensified. Uncertainty over growth prospects in the United States and China also weighed on stocks. European markets—particularly those with strained governmental finances, such as Greece, Italy, and Spain—were weak, especially during the second quarter, as the large bailout package did little to calm investors’ fears. Additionally, austerity measures by several European governments led to concerns that the economic recovery could be held back.

Asian markets finished the first half of the year with mixed performance, as investors were wary of an economic and real estate slowdown in China, as well as political tensions on the Korean peninsula. Although Japan relatively outperformed in both the first and second quarters, stocks in the country were hurt by concerns of a global economic slow-

down, and strong yen appreciation versus the U.S. dollar and euro weighed on export-oriented Japanese companies.

The industrials sector outperformed for the first half of the year, as did the consumer staples and consumer discretionary sectors, while the utilities sector underperformed. Materials companies, particularly commodity producers, lagged over concerns about weaker Chinese growth and the prospects of greater taxation, and the energy sector notably underperformed due to slowing demand and the oil spill in the Gulf of Mexico. The financials sector also underperformed due to regulatory concerns.

Emerging Markets Equities: Challenging First Half

Following an extraordinarily strong year in 2009, shares in emerging markets stocks experienced some challenges in the first half of 2010. Deepening concerns over a fiscal crisis in Greece and other European countries, as well as the anticipated effects on global economic activity, offset excellent fundamentals in the emerging markets. Chinese authorities reintroduced a currency basket for the renminbi, elevating its value as well as the value of several other Asian currencies. The Morgan Stanley Capital International (MSCI®) Emerging Markets (EM®) Index (the EM Index) declined by over 6% for the period, with Asia outperforming both the Latin American and Eastern European regions.

Brazilian equities declined due to concerns over weaker growth that could impact commodity prices. Further, shares of Petrobras, a large Brazilian oil company, were volatile because of issues surrounding the financing of its large projected capital expenditures. Colombian equities performed particularly well due to a more stable environment in the country. Despite a debilitating earthquake in Chile, equities in that country finished the first half of the year higher.

The majority of Asian emerging markets recorded positive performance in the first half of 2010. Both Indonesian and Thai equities continued to perform well on robust economic results, despite the challenging political situation in Thailand. Relatively weak performance in the information technology sector held back Taiwanese and South Korean shares over the first half of the year. South Korean shares were also challenged by exacerbated tensions with North Korea. Additionally, expectations of slower global growth led to a sharp decline in the won. Chinese stocks declined, as investors became more concerned about global growth and

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as Chinese authorities enacted further measures to moderate bank lending to the property sector. Equities in the Philippines rose impressively on signs of more robust economic activity.

Due in part to their proximity to Europe and its current economic problems, mixed performance was registered across the Middle East and Africa. Hungarian equities fell sharply, as the government announced a tax on the financials sector aimed at plugging its fiscal deficit. Polish shares also declined over the period. Share prices fell in South Africa and Russia on worries about commodity prices. Turkish equities were the region’s relative bright spot, helped by stable economic performance.

By sector, consumer staples, health care, telecom services, consumer discretionary, and utilities outperformed the EM Index. The energy, materials, and information technology sectors were the weakest performers over the six months ended June 30, 2010.

High Yield Fixed Income: Flight to Better Quality

For the first half of 2010, the high yield market lagged investment-grade corporate securities and U.S. Treasurys, but outperformed equities. High-yield market spreads widened by approximately 75 basis points in the first half of the year, mostly derived from an approximate 90 basis points fall in Treasury yields. BB spreads widened by about 60 basis points, while CCC spreads widened by 140 basis points. It appeared that the CCC sector was starting to lag and give up some of the gains it booked in 2009 and in early 2010. Mutual fund flows were quite volatile, with large inflows in January and June that offset large outflows in February and May. New high-yield bond issuance in the U.S. market was approximately $98 billion for the first half of 2010, as companies continued to refinance.

In the United States, the effects of government stimulus appeared to be fading during the period. Overall, market risk appeared to be rising, with government budgets that were seemingly misaligned with their low interest rates. While Treasury yields were miniscule, Treasury returns were strong, likely as a result of flight-to-quality issues.

Lazard U.S. Equity Value Portfolio
For the six months ended June 30, 2010, the Lazard U.S. Equity Value Portfolio’s Institutional Shares posted a total return of –8.00%, while Open Shares posted a total return of –8.07%, as compared with the –5.12% return for the Russell 1000 Value® Index.

Over the first six months of 2010, stock selection in the consumer discretionary sector added to relative performance. Comcast performed well due to execution of its plan to reduce capital expenditures, which resulted in significant free-cash-flow growth. Darden Restaurants also helped returns, as the company reported better-than-expected earnings during the period.

Stock selection in the industrials sector detracted from performance over the six-month period. Foster Wheeler, an international engineering and construction contractor, declined amid concerns about the sustainability of global economic growth.

Stock selection in the health care sector also detracted from returns. Shares of Pfizer lagged due to uncertainty surrounding the overall impact of health care reform and concerns over the company’s spending plan for new initiatives.

An overweight position and stock selection in the information technology sector also detracted from performance, as Microsoft underperformed during the period despite strong earnings reports.

Lazard U.S. Strategic Equity Portfolio

For the six months ended June 30, 2010, the Lazard U.S. Strategic Equity Portfolio’s Institutional Shares posted a total return of –8.98%, while Open Shares posted a total return of –9.10%, as compared with the –6.65% return for the S&P 500® Index.

The Portfolio was helped by stock selection in the consumer discretionary sector. AutoZone, an auto parts retailer, reported sales growth well above expectations and further boosted per-share earnings by buying back 3% of its outstanding shares. Shares of Family Dollar Stores, a national discount retailer, also performed well, as the company’s target consumers began to rebound. We subsequently exited the position in Family Dollar Stores during the period.

Stock selection in the energy sector was also a positive relative contributor to the Portfolio’s returns, as ConocoPhillips outperformed due to continued signs of progress in its

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restructuring efforts and less exposure to deepwater activity in the Gulf of Mexico versus its peers.

Conversely, stock selection in the consumer staples sector detracted from performance over the period. Shares of Walgreen Co. lagged due to weak same-store sales and disappointing cost controls within its selling, general, and administrative expenses.

Stock selection in the information technology sector also hurt returns. A lack of exposure to Apple detracted from relative performance, as the company performed strongly on expectations of positive sales trends of its various products. Shares of Symantec, one of the largest makers of security software, declined due to concerns over the integration of an authentication business that the company announced it would buy.

Stock selection in the health care sector detracted from returns as well. Shares of Pfizer lagged due to uncertainty surrounding the overall impact of health care reform and concerns over the company’s spending plan for new initiatives.

Lazard U.S. Mid Cap Equity Portfolio

For the six months ended June 30, 2010, the Lazard U.S. Mid Cap Equity Portfolio’s Institutional Shares posted a total return of –2.13%, while Open Shares posted a total return of –2.36%, as compared with the –2.06% return for the Russell Midcap® Index.

During the period, the Portfolio benefited from stock selection in the consumer discretionary sector, as positions in AutoZone and Family Dollar Stores added to performance.

Stock selection in the information technology sector also benefited returns. Shares of Fidelity National Information Services, a payment services provider, rose sharply following news of buyout talks with Blackstone Group. Shares of NetApp, a data storage provider, rose after the company’s forecast for next quarter’s sales came in higher than expected.

Stock selection in the materials sector helped returns over the period as well. Our positions in Cliffs Natural Resources and Ball Corp. performed well. Shares of Ball Corp., a manufacturer of metal and plastic packaging for food and household products, performed well after announcing plans to sell non-core assets and further strengthen its position in China.

Conversely, stock selection in the industrials sector detracted from returns. Corrections Corp. of America, which runs correctional facilities on behalf of the government, was weak amid concern over tightening state budgets. A position in Foster Wheeler also hurt performance.

Stock selection in health care detracted from returns as well, as Warner Chilcott declined on lower-than-expected revenues for the most recent period due to slower sales of Actonel, a drug used in the treatment of osteoporosis.

Stock selection in the consumer staples sector detracted from the Portfolio’s performance as well. Ralcorp, a manufacturer of various food products, declined after it missed analysts’ estimates for its second fiscal quarter earnings.

Lazard U.S. Small-Mid Cap Equity Portfolio

For the six months ended June 30, 2010, the Lazard U.S. Small-Mid Cap Equity Portfolio’s Institutional Shares posted a total return of –2.71%, while Open Shares posted a total return of –2.85%, as compared with the –1.69% return for the Russell 2500® Index.

Stock selection in the consumer staples sector helped the Portfolio’s relative returns during this period, mainly due to mergers and acquisitions activity. Bare Escentuals, a makeup manufacturer, received a takeover bid in January 2010, and American Italian Pasta, one of the largest producers of dry pasta in North America, received a takeover offer in June. Following this news, we exited both positions during the period.

Stock selection in the materials sector also helped relative performance, as several companies in the paper products industry enjoyed strong pricing power as the economy improved. Rock-Tenn, a paper and packaging manufacturer, performed well following a better-than-expected earnings report. Following the March 2010 purchase of shares of Schweitzer-Mauduit International, a manufacturer of specialty papers for the tobacco industry, the company rose based on strong first-quarter earnings.

Conversely, stock selection in the health care sector detracted from returns over the period. Shares of XenoPort, a biotechnology company, fell sharply during the period, as one of its deeper-stage pipeline drugs was surprisingly rejected. This failure broke our investment thesis for the company, and we eliminated the stock from the Portfolio.

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Medicis Pharmaceutical, Warner Chilcott, and Talecris Bio-therapeutics also fell on company specific issues. Medicis Pharmaceutical and Talecris Biotherapeutics were sold from the Portfolio during the period as well.

Stock selection in the industrials sector also hurt returns. Positions in A123 Systems and Ener1, lithium ion battery companies, fell considerably over the period due to increasing competition in the industry. We subsequently eliminated both positions from the Portfolio. Hill International, a construction consulting company, dropped significantly in May, as the company posted lower-than-expected earnings caused by the cancellation of several projects due to weak market conditions. We also exited the position in Hill International during the period.

In the financials sector, both Waddell & Reed Financial and Piper Jaffray detracted from performance. Waddell & Reed dropped significantly due to concerns about flows into its asset management unit, while Piper Jaffray declined following a disappointing earnings announcement. We exited the position in Piper Jaffray during the period.

Lazard International Equity Portfolio

For the six months ended June 30, 2010, the Lazard International Equity Portfolio’s Institutional Shares posted a total return of –11.87%, while Open Shares posted a total return of –12.01%, as compared with the –13.23% return for the MSCI Europe, Australasia, and Far East (EAFE®) Index (the EAFE Index).

The Portfolio’s relative outperformance over the first six months of 2010 was driven mostly by stock selection, as holdings in the telecom services and the financials sectors added to returns. Within telecom services, the Portfolio benefited from Rogers Communications, which performed well due to an improving earnings outlook, and TELUS, which, despite lower first-quarter earnings, performed well due to encouraging growth in its wireless and data services revenues. We exited the position in TELUS during the period as its share price approached our valuation expectations.

Stock selection in the financials sector was also accretive to relative returns. Daito Trust Construction outperformed significantly, as its order growth exceeded expectations due to fewer cancellations and an increased willingness to lend by banks.

Exposure to emerging markets also added to relative returns, as did stock selection in the energy sector, as the Portfolio benefited by minimizing losses with the early sale of a position in BP following the oil spill.

Conversely, stock selection in industrials and materials negatively impacted the Portfolio, as both sectors were hurt by the perceived slowdown in the global recovery and by recessionary fears, prompting investors to rotate into sectors that are perceived as more defensive. In the industrials sector, Italian infrastructure group Atlantia was hurt by potential fiscal reforms by the Italian government.

In the materials sector, Potash Corp. of Saskatchewan declined amid worries regarding oversupply, price pressure on potash, and potentially weaker demand and the proposed Australian windfall tax on mining companies led major companies in the industry to halt project development.

Lazard International Equity Select Portfolio

For the six months ended June 30, 2010, the Lazard International Equity Select Portfolio’s Institutional Shares posted a total return of –12.47%, while Open Shares posted a total return of –12.56%, as compared with the –13.23% return of the EAFE Index.

The Portfolio was helped by stock selection in the financials and industrials sectors over the six-month period. In the financials sector, Banco Santander rose following the Portfolio’s purchase of shares in May. The company performed well based on its opportunistic asset purchases during the period, as well as Spain’s well-received austerity measures and the joint bailout plan announced by the IMF and European governments.

Industrial companies Assa Abloy and Fanuc also added to the Portfolio’s relative returns, as both companies benefited from improved end-demand for their products.

Despite the strong stock selection in the sector, the Portfolio’s underweight position in industrials hurt returns over the period. Similarly, underweighting in the consumer discretionary sector also detracted from performance, as did overweight positions in the energy and financials sectors.

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Lazard International Strategic Equity Portfolio

For the six months ended June 30, 2010, the Lazard International Strategic Equity Portfolio’s Institutional Shares posted a total return of –9.88%, while Open Shares posted a total return of –9.97%, as compared with the –13.23% return for the EAFE Index.

For the six-month period, stock selection in the energy sector helped performance. Aker Solutions, which experienced a recovery in the demand for its services during the period, and Cairn Energy, on the back of their timely completion of an oil transportation pipeline which coincided with their production ramp-up, performed well.

Positions in the banking industry helped relative performance in the financials sector. Commercial International Bank, an Egyptian bank, performed strongly as the credit outlook for the country remained very promising, and Lloyds Banking Group rose from a low valuation after announcing an encouraging profit outlook.

Exposure to emerging markets helped the Portfolio’s relative performance over the period as well.

Conversely, the Portfolio’s low exposure to, and stock selection in, the industrials sector hurt performance for the period. A position in Thales declined due to poor earnings, and Secom, a Japanese security company, also detracted from returns over the period. The position in Thales was subsequently sold during the period.

Stock selection in the Asian (ex-Japan) region also detracted from returns, as QBE Insurance Group in Australia declined due to disappointing profits. We subsequently exited the position in QBE Insurance Group during the period.

Lazard International Small Cap Equity Portfolio

For the six months ended June 30, 2010, the Lazard International Small Cap Equity Portfolio’s Institutional Shares posted a total return of –5.99%, while Open Shares posted a total return of –6.12%, as compared with the –7.10% return for the MSCI EAFE Small Cap Index.

During the period, the Portfolio benefited from strong stock selection in Japan and Continental Europe, particularly Sweden and Germany. Stock selection in Asia ex-Japan was a negative contributor, as was an overweight position in Europe and an underweight exposure to the United Kingdom.

In the industrials sector, the Portfolio was helped by a position in Indutrade, a Sweden-based technology sales group, which performed well due to optimism over several of its recent acquisitions. Kongsberg Gruppen, a Norway-based international technology company, appreciated based on strong order flow throughout the first half of the year. Asahi Holdings, a Japan-based holding company primarily engaged in the recycling of precious metals and conservation business, performed well after it raised earnings estimates for its current fiscal year.

Stock selection in the health care sector also benefited performance, as shares of Elekta, a Swedish medical technology provider, continued to outperform. In the company’s year-end earnings, which were published in June 2010, sales, profits, and orders came in well ahead of expectations.

In the consumer discretionary sector, a position in Unicharm PetCare, a producer of pet food products and pet toiletry goods, added value. At the beginning of May, we participated in a cash tender offer and exited the position.

Stock selection in the information technology sector hurt the Portfolio’s returns, as ASM International, a developer, manufacturer, and marketer of semiconductor production equipment, underperformed.

Stock selection in the materials sector also detracted from performance over the period. James Hardie Industries, a manufacturer of cement products and systems for building construction, fell after it reported disappointing earnings and eliminated its dividend.

Stock selection in the energy sector also detracted from the Portfolio’s performance. TGS-Nopec Geophysical, a Nor-way-based seismic company, sold off along with many other companies in the energy sector after the explosion on the Deepwater Horizon oil rig in the Gulf of Mexico. While TGS-Nopec has no direct exposure to the accident, the company does generate a significant portion of its revenues from the Gulf of Mexico.

Lazard Global Listed Infrastructure Portfolio

For the six months ended June 30, 2010, the Lazard Global Listed Infrastructure Portfolio’s Institutional Shares posted a total return of –7.85%, while Open Shares posted a total return of –7.99%. The benchmark returns for the six months ended June 30, 2010 were –5.02% for the UBS Global 50/50

6  Semi-Annual Report

Infrastructure & Utilities® Index, and –9.84% for the MSCI World® Index.

Tokyo Gas was one of the biggest contributors to the Portfolio over the period. The share price benefited from the combination of gas sales volumes returning to growth, as well as from the surprise increase in the company’s dividend. This supports our thesis that Tokyo Gas can expand its business to tap latent gas demand in the Kanto region while increasing return to shareholders.

Red Electrica, Spain’s monopoly electricity transmission network, was the biggest detractor from performance. The Spanish Government froze tariffs and announced a review of all electricity costs, including transmission.

Transurban Group also fell during the period following an AUD 542.3 million capital raising in May to fund an acquisition and two motorway enhancement projects. The company’s Board of Directors also rejected two revised acquisition proposals, based on the view that neither proposal offered sufficient value or certainty for the Board to recommend these proposals to security holders. Subsequently, a large shareholder decided to sell its substantial stake in Transurban at a sizeable discount to its market value, placing further pressure on an already-depressed share price following the 1-for-11 rights capital raising.

Lazard Emerging Markets Equity Portfolio

For the six months ended June 30, 2010, the Lazard Emerging Markets Equity Portfolio’s Institutional Shares posted a total return of –3.44%, while Open Shares posted a total return of –3.61%, as compared with the –6.17% return for the EM Index.

Over the period, the Portfolio was helped by a position in Souza Cruz, a Brazilian tobacco company, which outperformed on the expectation that its volumes and margins would remain stable. Shares of Turkiye Is Bankasi (or Isbank), a Turkish bank, rose after it announced strong earnings results in April. Punjab National Bank also performed well after reporting good earnings, and on the expectation that the bank’s strong low-cost deposit franchise and high reserve coverage will allow it to continue generating high returns in a rising interest rate environment. Stock selection in the financials sector, as well as within Brazil and South Africa, helped returns over the past six months.

Conversely, a position in Hon Hai Precision Industry, a leading provider of contract electronics manufacturing services, declined due to concerns about the impact of wage inflation in China. Shares of Shougang Concord International Enterprises fell due to concerns regarding increasing input costs, while First Quantum Minerals, a mining company that operates within Africa, declined on the back of falling copper prices and heightened political risk. Stock selection in the telecom services sector and in China also detracted from returns over the period.

Lazard Developing Markets Equity Portfolio

For the six months ended June 30, 2010, the Lazard Developing Markets Equity Portfolio’s Institutional Shares posted a total return of –4.40%, while Open Shares posted a total return of –4.55%, as compared with the –6.17% return for the EM Index.

Stock selection in the energy sector helped relative performance over the period. Shares in Eurasia Drilling, a Russian oil and gas well drilling company, performed well following a high number of meters drilled and its growing footprint in the Caspian region. Cairn Energy performed well on the back of their timely completion of an oil transportation pipeline which coincided with their production ramp-up.

An overweight position and stock selection in the consumer discretionary sector also added to relative returns for the six-month period. Hering, a Brazilian apparel retailer, outperformed due to its robust growth prospects and attractive valuations. Tofas Turk Otomobil Fabrikasi, a Turkish auto company, outperformed on the back of improving domestic demand and rising profitability.

Conversely, stock selection in the materials sector detracted from the Portfolio’s returns. Vale, a Brazilian metals and mining company, pulled back from prior strength due to worries about a slowdown in the Chinese real estate market stemming from tighter lending standards. Shares of Fibria Celulose, a Brazilian pulp producer, underperformed on concerns that slowing economic growth would drag pulp prices lower.

Stock selection in China also detracted from performance, as shares of China State Construction International, a Chinese construction company, lagged on signs that the Chinese government is reigning in fixed-asset investment in the country.

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Lazard U.S. High Yield Portfolio

For the six months ended June 30, 2010, the Lazard U.S. High Yield Portfolio’s Institutional Shares posted a total return of 3.37%, while Open Shares posted a total return of 3.22%, as compared with the 4.74% return for the Merrill Lynch High Yield Master II® Index (the High Yield Index).

Over the first six months of 2010, the Portfolio underperformed the High Yield Index as lower-quality securities and the bank and finance sectors continued to rally. Towards the end of June, performance momentum in these sectors slowed, but they still outperformed for the period. The Portfolio modestly outperformed the High Yield Index in the second quarter.

Performance was helped by overweight positions in the gaming/hotel and capital goods sectors and by underweight positions in electric utilities. Performance was hurt by very limited exposure to the bank and finance sectors, which materially outperformed. A number of bank and finance credits are rated BB, which helped bolster the BB sector return. The Portfolio’s higher-quality focus hurt performance in the first quarter and helped performance in the second quarter. As of June 30, 2010, approximately 59% of the Portfolio is rated BB- or better by Standard & Poor’s.

Lazard Capital Allocator Opportunistic Strategies Portfolio

For the six months ended June 30, 2010, the Lazard Capital Allocator Opportunistic Strategies Portfolio’s Institutional Shares and Open Shares both returned –4.09%. The benchmark returns for the six months ended June 30, 2010 were –9.84% for the MSCI World Index and –2.87% for the Global Market Exposure (GME) Index.[1]

We entered the second quarter with a defensive posture, including recently increased allocations to several volatility hedges, such as an investment in an exchange-traded fund based on the CBOE Volatility® Index. We moved toward a more aggressive stance in June when markets had somewhat stabilized. This included raising equity exposure and reducing investments to diversifying investments.

Thematic equity investments (generally considered by the Investment Manager to be most consistent with its overall market viewpoint), a 36% allocation, had generally negative absolute performance, as the markets remained in a largely risk-averse mode. Exposures, through underlying funds, to the small-cap equity space in Brazil and Chile helped to offset losses in the energy, materials, and U.S. savings themes.

Contrarian equity investments (generally considered by the Investment Manager to reflect non-consensus or out of favor views), an 11% allocation, were the weakest area in the Portfolio. Most investments fell along with the equity markets, and there were no mitigating areas of strength. This includes exposure, though underlying funds, to equity investments in U.S. technology companies and oil and gas companies.

Diversifying investments (typically in areas that tend to be uncorrelated to the overall equity market), a 43% allocation that consists mostly of fixed-income instruments, were positive for the quarter. Volatility was the best-performing investment for two consecutive months. Similarly, gold and U.S. Government fixed-income exposures had positive performance, helping to offset losses in other parts of the Portfolio.

Discounted equity and fixed-income investments, a 10% allocation, were negative, as closed-end funds in general performed in line with the GME Index.

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Notes to Investment Overviews:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s Investment Manager (the “Investment Manager”), or State Street Bank and Trust Company, the Fund’s Administrator (“State Street”); without such waiver/reimbursement of expenses, the Portfolios’ returns would have been lower. Past performance is not indicative, or a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of June 30, 2010; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in each Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of each Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

[1]

The Global Market Exposure Index is a blended index constructed by the Portfolio’s Investment Manager and is comprised of 36% Barclays Capital U.S. Aggregate Bond Index, 19.5% S&P 500 Index, 15% MSCI Europe Index, 9% MSCI Pacific Index, 6% MSCI Emerging Markets Index, 6% S&P MidCap 400 Index, 4.5% S&P SmallCap 600 Index, and 4% Three Month London Interbank Offered Rate (LIBOR).

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The Lazard Funds, Inc. Performance Overviews (unaudited)

Lazard U.S. Equity Value Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard U.S. Equity Value Portfolio and Russell 1000® Value Index*

Average Annual Total Returns*
Periods Ended June 30, 2010
	One Year	Since Inception	†

Institutional Shares**	12.10%	–1.36%

Open Shares**	11.74%	–1.60%

Russell 1000 Value Index	16.92%	–2.51%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Russell 1000 Value Index measures the performance of those Russell 1000 companies (the 1,000 largest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies by capitalization) with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was September 30, 2005.

10  Semi-Annual Report

Lazard U.S. Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard U.S. Strategic Equity Portfolio and S&P 500® Index*

Average Annual Total Returns*
Periods Ended June 30, 2010
	One Year	Five Years	Since Inception	†

Institutional Shares**	10.94%	–1.41%	–1.29%

Open Shares**	10.62%	–1.68%	–1.56%

S&P 500 Index	14.42%	–0.79%	–0.89%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was December 30, 2004.

Semi-Annual Report  11

Lazard U.S. Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard U.S. Mid Cap Equity Portfolio and Russell Midcap® Index*

Average Annual Total Returns*
Periods Ended June 30, 2010
	One Year	Five Years	Ten Years

Institutional Shares**	23.36%	–0.07%	6.30%

Open Shares**	23.03%	–0.35%	5.99%

Russell Midcap Index	25.13%	1.22%	4.24%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index (which consists of the 1,000 largest U.S. companies by capitalization). The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

12  Semi-Annual Report

Lazard U.S. Small-Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard U.S. Small-Mid Cap Equity Portfolio, Russell 2500® Index and Russell 2000/2500 Linked Index*

Average Annual Total Returns*
Periods Ended June 30, 2010
	One Year	Five Years	Ten Years

Institutional Shares**	28.56%	2.60%	6.95%

Open Shares**	28.05%	2.26%	6.66%

Russell 2500 Index	24.03%	0.98%	4.15%

Russell 2000/2500 Linked Index	24.03%	1.01%	3.33%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Russell 2500 Index is comprised of the 2,500 smallest U.S. companies included in the Russell 3000 Index (which consists of the 3,000 largest U.S. companies by capitalization). The Russell 2000/2500 Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the Russell 2000® Index for all periods prior to August 25, 2008 and the Russell 2500 Index for all periods thereafter. The Russell 2000 Index is comprised of the 2,000 smallest U.S. companies included in the Russell 3000 Index. The indices are unmanaged, have no fees or costs and are not available for investment.

The Portfolio was previously known as Lazard U.S. Small Cap Equity Portfolio. As of August 25, 2008, the Portfolio changed its name to Lazard U.S. Small-Mid Cap Equity Portfolio and changed its investment strategy to invest in equity securities of small-mid cap U.S. companies.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

Semi-Annual Report  13

Lazard International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Portfolio and Morgan Stanley Capital International (MSCI®) Europe, Australasia and Far East (EAFE®) Index*

Average Annual Total Returns*
Periods Ended June 30, 2010
	One Year	Five Years	Ten Years

Institutional Shares**	6.18%	1.32%	–0.13%

Open Shares**	5.91%	1.01%	–0.40%

MSCI EAFE Index	5.92%	0.88%	0.15%

*	All returns reflect reinvestment of all dividends and distributions, if any.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

14  Semi-Annual Report

Lazard International Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Select Portfolio and MSCI EAFE Index*

Average Annual Total Returns*
Periods Ended June 30, 2010
	One Year	Five Years	Since Inception	†

Institutional Shares**	3.52%	–0.73%	1.33%

Open Shares**	3.26%	–1.04%	1.05%

MSCI EAFE Index	5.92%	0.88%	2.72%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was May 31, 2001.

Semi-Annual Report  15

Lazard International Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Strategic Equity Portfolio and MSCI EAFE Index*

Average Annual Total Returns*
Periods Ended June 30, 2010

	Institutional Shares			Open Shares
	One	Since		One	Since
	Year	Inception	†	Year	Inception	†

International Strategic Equity Portfolio**	9.31%	1.30%		9.16%	–2.15%

MSCI EAFE Index	5.92%	–0.54%		5.92%	–3.45%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was October 31, 2005 and for Open Shares was February 3, 2006.

16  Semi-Annual Report

Lazard International Small Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Small Cap Equity Portfolio and MSCI EAFE Small Cap Index*

Average Annual Total Returns*
Periods Ended June 30, 2010

	One	Five	Ten
	Year	Years	Years

Institutional Shares**	12.34%	–2.20%	3.84%

Open Shares**	12.32%	–2.46%	3.50%

MSCI EAFE Small Cap Index	12.30%	1.09%	5.01%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Small Cap Index is an arithmetic, market value-weighted average of the performance of securities of small cap companies listed on the stock exchanges of MSCI EAFE Index countries. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

Semi-Annual Report  17

Lazard Global Listed Infrastructure Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Listed Infrastructure Portfolio, UBS Global 50/50 Infrastructure & Utilities® Index and MSCI World® Index*

Total Returns*
Period Ended June 30, 2010

	Since
	Inception	†

Institutional Shares**	–7.85%

Open Shares**	–7.99%

UBS Global 50/50 Infrastructure & Utilities Index	–5.02%

MSCI World Index	–9.84%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The UBS Global 50/50 Infrastructure & Utilities Index tracks a 50% exposure to the global developed-market utilities sector and a 50% exposure to the global developed-market infrastructure sector. The MSCI World Index is a market capitalization-weighted index of companies representative of the market structure of 24 developed market countries in North America, Europe, and the Asia/Pacific region. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was December 31, 2009.

18  Semi-Annual Report

Lazard Emerging Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Portfolio and MSCI Emerging Markets (EM®) Index*

Average Annual Total Returns*
Periods Ended June 30, 2010

	One	Five	Ten
	Year	Years	Years

Institutional Shares**	25.02%	13.92%	12.14%

Open Shares**	24.59%	13.53%	11.83%

MSCI EM Index	23.15%	12.73%	10.02%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

Semi-Annual Report  19

Lazard Developing Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Developing Markets Equity Portfolio and MSCI EM Index*

Average Annual Total Returns*
Periods Ended June 30, 2010

	One	Since
	Year	Inception	†

Institutional Shares**	33.17%	16.45%

Open Shares**	32.74%	16.17%

MSCI EM Index	23.15%	11.65%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was September 30, 2008.

20  Semi-Annual Report

Lazard U.S. High Yield Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard U.S. High Yield Portfolio and Merrill Lynch High Yield Master II® Index*

Average Annual Total Returns*
Periods Ended June 30, 2010

	One	Five	Ten
	Year	Years	Years

Institutional Shares**	17.36%	5.38%	3.68%

Open Shares**	17.22%	5.13%	3.43%

Merrill Lynch High Yield Master II Index	27.53%	7.10%	7.12%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Merrill Lynch High Yield Master II Index provides a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

Semi-Annual Report  21

Lazard Capital Allocator Opportunistic Strategies Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Capital Allocator Opportunistic Strategies Portfolio, MSCI World Index and Global Market Exposure Index*

Average Annual Total Returns*
Periods Ended June 30, 2010

	Institutional Shares			Open Shares
	One	Since		One	Since
	Year	Inception	†	Year	Inception	†

Capital Allocator Opportunistic Strategies Portfolio**	7.22%	–5.13%		6.92%	–5.22%

MSCI World Index	10.20%	–11.38%		10.20%	–11.27%

Global Market Exposure Index	12.17%	–2.21%		12.17%	–2.21%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The MSCI World Index is a market capitalization-weighted index of companies representative of the market structure of 24 developed market countries in North America, Europe, and the Asia/Pacific region. The Global Market Exposure Index is a blended index constructed by the Portfolio’s Investment Manager and is comprised of 36% Barclays Capital U.S. Aggregate Bond Index, 19.5% S&P 500 Index, 15% MSCI Europe Index, 9% MSCI Pacific Index, 6% MSCI Emerging Markets Index, 6% S&P MidCap 400 Index, 4.5% S&P SmallCap 600 Index, and 4% Three Month London Interbank Offered Rate (LIBOR). The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was March 26, 2008 and for Open Shares was March 31, 2008.

22  Semi-Annual Report

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses

Expense Example

As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from January 1, 2010 through June 30, 2010 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Portfolio	Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Expenses Paid During Period* 1/1/10 - 6/30/10	Annualized Expense Ratio During Period 1/1/10 - 6/30/10

U.S. Equity Value Portfolio
Institutional Shares
Actual	$1,000.00	$920.00	$4.76	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.84	$5.01	1.00%
Open Shares
Actual	$1,000.00	$919.30	$6.19	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.35	$6.51	1.30%

U.S. Strategic Equity Portfolio
Institutional Shares
Actual	$1,000.00	$910.20	$4.97	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.59	$5.26	1.05%
Open Shares
Actual	$1,000.00	$909.00	$6.39	1.35%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.10	$6.76	1.35%

U.S. Mid Cap Equity Portfolio
Institutional Shares
Actual	$1,000.00	$978.70	$4.42	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.33	$4.51	0.90%
Open Shares
Actual	$1,000.00	$976.40	$5.70	1.16%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.03	$5.82	1.16%

Semi-Annual Report  23

Portfolio	Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Expenses Paid During Period* 1/1/10 - 6/30/10	Annualized Expense Ratio During Period 1/1/10 - 6/30/10

U.S. Small-Mid Cap Equity Portfolio
Institutional Shares
Actual	$1,000.00	$972.90	$5.26	1.08%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.46	$5.39	1.08%
Open Shares
Actual	$1,000.00	$971.50	$6.71	1.37%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.99	$6.86	1.37%

International Equity Portfolio
Institutional Shares
Actual	$1,000.00	$881.30	$4.54	0.97%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.97	$4.88	0.97%
Open Shares
Actual	$1,000.00	$879.90	$5.99	1.28%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.42	$6.43	1.28%

International Equity Select Portfolio
Institutional Shares
Actual	$1,000.00	$875.30	$5.35	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.09	$5.76	1.15%
Open Shares
Actual	$1,000.00	$874.40	$6.74	1.45%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.60	$7.25	1.45%

International Strategic Equity Portfolio
Institutional Shares
Actual	$1,000.00	$901.20	$4.22	0.89%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.36	$4.48	0.89%
Open Shares
Actual	$1,000.00	$900.30	$5.67	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.82	$6.03	1.20%

International Small Cap Equity Portfolio
Institutional Shares
Actual	$1,000.00	$940.10	$5.44	1.13%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.19	$5.66	1.13%
Open Shares
Actual	$1,000.00	$938.80	$6.87	1.43%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.70	$7.15	1.43%

Global Listed Infrastructure Portfolio
Institutional Shares
Actual	$1,000.00	$921.50	$6.19	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.35	$6.51	1.30%
Open Shares
Actual	$1,000.00	$920.10	$7.61	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.87	$7.99	1.60%

24  Semi-Annual Report

Portfolio	Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Expenses Paid During Period* 1/1/10 - 6/30/10	Annualized Expense Ratio During Period 1/1/10 - 6/30/10

Emerging Markets Equity Portfolio
Institutional Shares
Actual	$1,000.00	$965.60	$5.46	1.12%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.24	$5.61	1.12%
Open Shares
Actual	$1,000.00	$963.90	$7.23	1.48%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.44	$7.42	1.48%

Developing Markets Equity Portfolio
Institutional Shares
Actual	$1,000.00	$956.00	$6.30	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.35	$6.51	1.30%
Open Shares
Actual	$1,000.00	$954.50	$7.75	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.86	$8.00	1.60%

Emerging Markets Equity Blend Portfolio**
Institutional Shares
Actual	$1,000.00	$999.00	$1.26	1.35%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,003.40	$1.26	1.35%
Open Shares
Actual	$1,000.00	$999.00	$1.54	1.65%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,003.12	$1.54	1.65%

U.S. High Yield Portfolio
Institutional Shares
Actual	$1,000.00	$1,033.70	$2.77	0.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.07	$2.76	0.55%
Open Shares
Actual	$1,000.00	$1,032.20	$4.28	0.85%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.58	$4.26	0.85%

Capital Allocator Opportunistic Strategies Portfolio
Institutional Shares
Actual	$1,000.00	$959.10	$4.95	1.02%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.74	$5.11	1.02%
Open Shares
Actual	$1,000.00	$959.10	$6.41	1.32%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.25	$6.61	1.32%

*	Expenses are equal to the annualized expense ratio of each Share class multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

**	Emerging Markets Equity Blend Portfolio commenced operations on May 28, 2010.

Semi-Annual Report  25

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector June 30, 2010 (unaudited)

Sector*	Lazard U.S. Equity Value Portfolio	Lazard U.S. Strategic Equity Portfolio	Lazard U.S. Mid Cap Equity Portfolio	Lazard U.S. Small-Mid Cap Equity Portfolio	Lazard International Equity Portfolio

Consumer Discretionary	7.0%	12.9%	18.2%	16.4%	11.7%
Consumer Staples	10.1	12.6	7.3	2.5	9.4
Energy	11.1	9.5	7.3	6.1	7.5
Financials	22.9	13.0	16.9	18.8	25.4
Health Care	14.6	13.9	9.7	9.4	9.6
Industrials	8.2	10.0	9.9	14.7	9.8
Information Technology	10.0	20.2	13.9	15.7	12.3
Materials	6.0	5.8	9.7	6.8	5.6
Telecommunication Services	4.0	—	—	—	5.8
Utilities	3.8	1.1	5.8	4.8	1.0
Short-Term Investments	2.3	1.0	1.3	4.8	1.9
Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

Sector*	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Equity Portfolio	Lazard Global Listed Infrastructure Portfolio	Lazard Emerging Markets Equity Portfolio

Consumer Discretionary	5.6%	13.8%	15.2%	—%	5.3%
Consumer Staples	11.8	11.0	3.9	—	12.6
Energy	9.3	5.8	7.3	—	6.5
Financials	27.6	29.4	11.2	—	22.4
Health Care	12.2	9.2	12.7	—	—
Industrials	4.0	8.1	26.6	46.4	5.5
Information Technology	14.3	9.3	14.7	1.2	17.7
Materials	6.9	5.4	5.3	—	15.6
Telecommunication Services	6.3	3.8	1.5	—	9.0
Utilities	—	1.2	—	50.1	1.6
Short-Term Investments	2.0	3.0	1.6	2.3	3.8
Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

Sector*	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Capital Allocator Opportunistic Strategies Portfolio

Consumer Discretionary	13.2%	7.1%	3.5%
Consumer Staples	1.6	6.5	10.8
Energy	15.1	9.4	7.0
Financials	26.4	23.0	11.0
Health Care	—	—	1.9
Industrials	7.4	7.3	14.2
Information Technology	15.4	15.7	14.8
Materials	8.1	11.6	13.0
Telecommunication Services	4.8	9.7	0.3
Utilities	3.4	2.4	3.7
Other	—	—	17.5
Short-Term Investments	4.6	7.3	2.3
Total Investments	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

26  Semi-Annual Report

The Lazard Funds, Inc. Portfolio Holdings Presented by Credit Rating June 30, 2010 (unaudited)

S&P Credit Rating*	Lazard U.S. High Yield Portfolio

BBB	4.8%
BBB-	6.9
BB+	9.9
BB	11.7
BB-	23.8
B+	18.7
B	7.3
B-	8.7
CCC+	2.9
CCC	0.9
CCC-	0.2
Short-Term Investment	4.2
Total Investments	100.0%

*	Represents percentage of total investments.

Semi-Annual Report  27

The Lazard Funds, Inc. Portfolios of Investments June 30, 2010 (unaudited)

Description	Shares	Value

Lazard U.S. Equity Value Portfolio

Common Stocks | 99.1%

Aerospace & Defense | 2.8%
General Dynamics Corp.	2,510	$146,986
Raytheon Co.	3,195	154,606
		301,592
Agriculture | 0.4%
The Mosaic Co.	1,085	42,293

Alcohol & Tobacco | 1.2%
Altria Group, Inc.	3,445	69,038
Reynolds American, Inc.	1,185	61,762
		130,800
Automotive | 0.6%
Ford Motor Co. (a)	6,920	69,754

Banking | 11.8%
Bank of America Corp.	24,190	347,610
Fifth Third Bancorp	4,105	50,450
JPMorgan Chase & Co.	10,236	374,740
KeyCorp.	8,895	68,403
PNC Financial Services Group, Inc.	1,450	81,925
Wells Fargo & Co.	13,965	357,504
		1,280,632
Cable Television | 1.5%
Comcast Corp., Class A	9,860	162,000

Chemicals | 1.8%
Air Products & Chemicals, Inc.	970	62,866
Dow Chemical Co.	5,725	135,797
		198,663
Computer Software | 3.7%
BMC Software, Inc. (a)	1,600	55,408
Microsoft Corp.	12,570	289,236
Oracle Corp.	2,915	62,556
		407,200
Construction & Engineering | 0.8%
Foster Wheeler AG (a)	4,270	89,926

Description	Shares	Value

Consumer Products | 5.1%
Energizer Holdings, Inc. (a)	1,560	$78,437
Kimberly-Clark Corp.	1,134	68,754
Mattel, Inc.	3,650	77,234
Newell Rubbermaid, Inc.	7,870	115,217
The Procter & Gamble Co.	3,500	209,930
		549,572
Electric | 3.9%
American Electric Power Co., Inc.	3,315	107,074
DPL, Inc.	2,585	61,782
Entergy Corp.	1,415	101,342
PG&E Corp.	2,045	84,049
PPL Corp.	2,670	66,617
		420,864
Energy Exploration & Production | 4.4%
Anadarko Petroleum Corp.	775	27,970
Apache Corp.	1,285	108,184
Devon Energy Corp.	2,300	140,116
Noble Energy, Inc.	890	53,693
Occidental Petroleum Corp.	1,985	153,143
		483,106
Energy Integrated | 6.0%
Chevron Corp.	5,531	375,334
ConocoPhillips	4,265	209,369
Hess Corp.	1,245	62,673
		647,376
Energy Services | 0.8%
Halliburton Co.	2,280	55,974
Transocean, Ltd.	730	33,821
		89,795
Financial Services | 4.4%
Bank of New York Mellon Corp.	5,989	147,868
Citigroup, Inc. (a)	13,080	49,181
Franklin Resources, Inc.	870	74,985
MasterCard, Inc., Class A	370	73,826
The Goldman Sachs Group, Inc.	1,035	135,865
		481,725
Food & Beverages | 2.4%
PepsiCo, Inc.	1,785	108,796
Ralcorp Holdings, Inc. (a)	1,600	87,680
The Coca-Cola Co.	1,305	65,406
		261,882

The accompanying notes are an integral part of these financial statements.

28  Semi-Annual Report

Description	Shares	Value

Lazard U.S. Equity Value Portfolio (concluded)

Health Services | 1.8%
UnitedHealth Group, Inc.	2,410	$68,444
WellPoint, Inc. (a)	2,615	127,952
		196,396
Insurance | 7.7%
ACE, Ltd.	2,590	133,333
Aon Corp.	1,765	65,517
Everest Re Group, Ltd.	1,320	93,350
Lincoln National Corp.	3,355	81,493
MetLife, Inc.	2,765	104,406
Prudential Financial, Inc.	1,690	90,685
RenaissanceRe Holdings, Ltd.	1,250	70,338
The Allstate Corp.	2,750	79,007
The Travelers Cos., Inc.	1,175	57,869
Willis Group Holdings PLC	2,010	60,401
		836,399
Leisure & Entertainment | 2.0%
Darden Restaurants, Inc.	1,345	52,253
The Walt Disney Co.	2,220	69,930
Viacom, Inc., Class B	2,935	92,071
		214,254
Manufacturing | 5.6%
Caterpillar, Inc.	900	54,063
Corning, Inc.	5,700	92,055
Flowserve Corp.	890	75,472
General Electric Co.	19,115	275,638
Honeywell International, Inc.	1,455	56,789
SPX Corp.	995	52,546
		606,563
Medical Products | 2.8%
Baxter International, Inc.	2,100	85,344
Covidien PLC	2,355	94,624
Medtronic, Inc.	3,325	120,598
		300,566
Metal & Glass Containers | 2.6%
Ball Corp.	2,335	123,358
Owens-Illinois, Inc. (a)	5,980	158,171
		281,529
Metals & Mining | 1.3%
Freeport-McMoRan Copper & Gold, Inc.	1,310	77,460
Nucor Corp.	1,690	64,693
		142,153

Description	Shares	Value

Pharmaceutical & Biotechnology | 10.3%
Amgen, Inc. (a)	2,860	$150,436
Gilead Sciences, Inc. (a)	1,825	62,561
Johnson & Johnson	3,928	231,988
Merck & Co., Inc.	6,180	216,115
Pfizer, Inc.	31,944	455,521
		1,116,621
Retail | 4.6%
AutoZone, Inc. (a)	360	69,559
CVS Caremark Corp.	4,415	129,448
The TJX Cos., Inc.	1,445	60,618
Wal-Mart Stores, Inc.	4,950	237,946
		497,571
Semiconductors & Components | 1.3%
Intel Corp.	4,265	82,954
Texas Instruments, Inc.	2,705	62,973
		145,927
Technology Hardware | 3.5%
Hewlett-Packard Co.	5,645	244,316
International Business Machines Corp.	1,080	133,358
		377,674
Telecommunications | 4.0%
AT&T, Inc.	15,815	382,565
Verizon Communications, Inc.	2,054	57,553
		440,118
Total Common Stocks
(Identified cost $11,540,587)		10,772,951

Short-Term Investment | 2.3%
State Street Institutional Treasury
Money Market Fund
(Identified cost $255,471)	255,471	255,471

Total Investments | 101.4%
(Identified cost $11,796,058) (b)		$11,028,422

Liabilities in Excess of Cash and
Other Assets | (1.4)%		(152,406)

Net Assets | 100.0%		$10,876,016

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  29

Description	Shares	Value

Lazard U.S. Strategic Equity Portfolio

Common Stocks | 99.3%

Aerospace & Defense | 2.8%
Raytheon Co.	39,000	$1,887,210

Agriculture | 1.9%
Monsanto Co.	7,800	360,516
The Mosaic Co.	23,500	916,030
		1,276,546
Alcohol & Tobacco | 1.9%
Molson Coors Brewing Co., Class B	31,000	1,313,160

Automotive | 1.2%
Better Place	151,167	453,501
Ford Motor Co. (a)	32,200	324,576
		778,077
Banking | 5.5%
Bank of America Corp.	36,700	527,379
JPMorgan Chase & Co.	45,591	1,669,087
Wells Fargo & Co.	59,200	1,515,520
		3,711,986
Cable Television | 4.2%
Comcast Corp., Class A	172,400	2,832,532

Coal | 0.4%
Massey Energy Co.	9,200	251,620

Commercial Services | 1.0%
Corrections Corp. of America (a)	35,900	684,972

Computer Software | 6.7%
Microsoft Corp.	83,335	1,917,538
Oracle Corp.	75,700	1,624,522
Symantec Corp. (a)	69,400	963,272
		4,505,332
Consumer Products | 4.1%
Avon Products, Inc.	35,800	948,700
Mattel, Inc.	47,200	998,752
The Procter & Gamble Co.	14,100	845,718
		2,793,170

Description	Shares	Value

Energy Exploration & Production | 2.1%
Apache Corp.	8,000	$673,520
EQT Corp.	20,200	730,028
		1,403,548
Energy Integrated | 6.5%
Chevron Corp.	14,500	983,970
ConocoPhillips	69,700	3,421,573
		4,405,543
Energy Services | 0.6%
Halliburton Co.	16,100	395,255

Financial Services | 4.9%
Ameriprise Financial, Inc.	33,900	1,224,807
NYSE Euronext	35,400	978,102
State Street Corp.	20,600	696,692
The Goldman Sachs Group, Inc.	3,200	420,064
		3,319,665
Food & Beverages | 1.2%
PepsiCo, Inc.	12,900	786,255

Insurance | 2.6%
PartnerRe, Ltd.	7,800	547,092
The Travelers Cos., Inc.	24,600	1,211,550
		1,758,642
Leisure & Entertainment | 2.6%
Apollo Group, Inc., Class A (a)	6,700	284,549
Darden Restaurants, Inc.	8,900	345,765
McDonald’s Corp.	17,100	1,126,377
		1,756,691
Manufacturing | 4.9%
Caterpillar, Inc.	14,200	852,994
Dover Corp.	16,400	685,356
Emerson Electric Co.	15,600	681,564
Honeywell International, Inc.	27,593	1,076,955
		3,296,869
Medical Products | 2.1%
Beckman Coulter, Inc.	8,700	524,523
Medtronic, Inc.	25,300	917,631
		1,442,154

The accompanying notes are an integral part of these financial statements.

30  Semi-Annual Report

Description	Shares	Value

Lazard U.S. Strategic Equity Portfolio (concluded)

Metal & Glass Containers | 3.0%
Ball Corp.	37,815	$1,997,766

Metals & Mining | 1.0%
Nucor Corp.	16,900	646,932

Pharmaceutical & Biotechnology | 11.8%
Amgen, Inc. (a)	19,300	1,015,180
Forest Laboratories, Inc. (a)	14,300	392,249
Gilead Sciences, Inc. (a)	19,800	678,744
Johnson & Johnson	24,260	1,432,796
Merck & Co., Inc.	25,200	881,244
Pfizer, Inc.	237,500	3,386,750
Talecris Biotherapeutics Holdings Corp.	7,400	156,140
		7,943,103
Refining | 1.0%
Valero Energy Corp.	38,600	694,028

Retail | 10.4%
AutoZone, Inc. (a)	9,500	1,835,590
J.C. Penney Co., Inc.	25,425	546,129
Wal-Mart Stores, Inc.	49,700	2,389,079
Walgreen Co.	83,100	2,218,770
		6,989,568
Semiconductors & Components | 1.9%
Intel Corp.	67,500	1,312,875

Description	Shares	Value

Technology | 3.7%
AOL, Inc. (a)	15,100	$313,929
eBay, Inc. (a)	59,300	1,162,873
Google, Inc., Class A (a)	2,210	983,339
		2,460,141
Technology Hardware | 8.0%
Cisco Systems, Inc. (a)	59,555	1,269,117
EMC Corp. (a)	30,000	549,000
Hewlett-Packard Co.	27,400	1,185,872
International Business Machines Corp.	19,190	2,369,581
		5,373,570
Transportation | 1.3%
Norfolk Southern Corp.	16,700	885,935

Total Common Stocks
(Identified cost $67,015,398)		66,903,145

Short-Term Investment | 1.0%
State Street Institutional Treasury
Money Market Fund
(Identified cost $694,506)	694,506	694,506

Total Investments | 100.3%
(Identified cost $67,709,904) (b)		$67,597,651

Liabilities in Excess of Cash and
Other Assets | (0.3)%		(197,623)

Net Assets | 100.0%		$67,400,028

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  31

Description	Shares	Value

Lazard U.S. Mid Cap Equity Portfolio

Common Stocks | 98.2%

Alcohol & Tobacco | 1.9%
Molson Coors Brewing Co., Class B	75,800	$3,210,888

Automotive | 0.8%
Better Place	435,833	1,307,499

Banking | 5.1%
City National Corp.	84,600	4,334,058
Fifth Third Bancorp	201,000	2,470,290
KeyCorp.	264,300	2,032,467
		8,836,815
Cable Television | 0.8%
Cablevision Systems Corp.	58,700	1,409,387

Chemicals | 1.6%
Air Products & Chemicals, Inc.	20,900	1,354,529
Eastman Chemical Co.	27,300	1,456,728
		2,811,257
Coal | 1.2%
Arch Coal, Inc.	69,900	1,384,719
Massey Energy Co.	24,500	670,075
		2,054,794
Commercial Services | 3.2%
Corrections Corp. of America (a)	105,900	2,020,572
Fidelity National Information Services, Inc.	59,100	1,585,062
Republic Services, Inc.	66,900	1,988,937
		5,594,571
Computer Software | 5.0%
BMC Software, Inc. (a)	85,400	2,957,402
Intuit, Inc. (a)	72,600	2,524,302
Symantec Corp. (a)	232,800	3,231,264
		8,712,968
Construction & Engineering | 0.7%
Foster Wheeler AG (a)	54,600	1,149,876

Consumer Products | 7.6%
Avon Products, Inc.	58,900	1,560,850
Mattel, Inc.	270,800	5,730,128
Newell Rubbermaid, Inc.	257,500	3,769,800
Stanley Black & Decker, Inc.	43,100	2,177,412
		13,238,190

Description	Shares	Value

Electric | 3.3%
Allegheny Energy, Inc.	75,600	$1,563,408
American Electric Power Co., Inc.	126,700	4,092,410
		5,655,818
Energy Exploration & Production | 3.7%
Energen Corp.	61,800	2,739,594
EQT Corp.	45,800	1,655,212
Noble Energy, Inc.	32,200	1,942,626
		6,337,432
Energy Services | 2.9%
The Williams Cos., Inc.	154,600	2,826,088
Tidewater, Inc.	58,500	2,265,120
		5,091,208
Financial Services | 4.0%
Ameriprise Financial, Inc.	138,000	4,985,940
NYSE Euronext	70,100	1,936,863
		6,922,803
Food & Beverages | 4.5%
Campbell Soup Co.	45,100	1,615,933
McCormick & Co., Inc.	84,300	3,200,028
Ralcorp Holdings, Inc. (a)	53,700	2,942,760
		7,758,721
Forest & Paper Products | 1.2%
Packaging Corp. of America	96,800	2,131,536

Insurance | 2.7%
PartnerRe, Ltd.	24,500	1,718,430
RenaissanceRe Holdings, Ltd.	51,500	2,897,905
		4,616,335
Leisure & Entertainment | 4.1%
Burger King Holdings, Inc.	157,500	2,652,300
Darden Restaurants, Inc.	32,600	1,266,510
Viacom, Inc., Class B	98,900	3,102,493
		7,021,303
Manufacturing | 6.9%
Dover Corp.	126,000	5,265,540
Parker Hannifin Corp.	58,900	3,266,594
Rockwell Collins, Inc.	65,400	3,474,702
		12,006,836
Medical Products | 7.5%
CareFusion Corp. (a)	115,550	2,622,985
Hospira, Inc. (a)	57,300	3,291,885
Life Technologies Corp. (a)	43,881	2,073,377
Teleflex, Inc.	44,300	2,404,604
Zimmer Holdings, Inc. (a)	47,800	2,583,590
		12,976,441

The accompanying notes are an integral part of these financial statements.

32  Semi-Annual Report

Description	Shares	Value

Lazard U.S. Mid Cap Equity Portfolio (concluded)

Metal & Glass Containers | 3.6%
Ball Corp.	118,700	$6,270,921

Metals & Mining | 3.1%
Cliffs Natural Resources, Inc.	19,700	929,052
Compass Minerals International, Inc.	35,600	2,501,968
Nucor Corp.	53,000	2,028,840
		5,459,860
Pharmaceutical & Biotechnology | 2.1%
Talecris Biotherapeutics Holdings Corp.	42,900	905,190
Warner Chilcott PLC, Class A (a)	122,000	2,787,700
		3,692,890
Real Estate | 5.1%
Digital Realty Trust, Inc. REIT	21,600	1,245,888
Public Storage REIT	22,200	1,951,602
Tanger Factory Outlet Centers, Inc. REIT	28,300	1,171,054
The Macerich Co. REIT	70,800	2,642,256
UDR, Inc. REIT	95,200	1,821,176
		8,831,976
Refining | 2.0%
Holly Corp.	87,400	2,323,092
Valero Energy Corp.	64,200	1,154,316
		3,477,408
Retail | 5.7%
AutoZone, Inc. (a)	16,800	3,246,096
Family Dollar Stores, Inc.	66,900	2,521,461
J.C. Penney Co., Inc.	96,200	2,066,376
The TJX Cos., Inc.	49,900	2,093,305
		9,927,238

Description	Shares	Value

Semiconductors & Components | 2.1%
Analog Devices, Inc.	129,100	$3,596,726

Technology Hardware | 5.0%
Ingram Micro, Inc., Class A (a)	220,600	3,350,914
Lexmark International, Inc., Class A (a)	58,900	1,945,467
NetApp, Inc. (a)	57,500	2,145,325
Tellabs, Inc.	199,000	1,271,610
		8,713,316
Telecommunications | 0.8%
NeuStar, Inc., Class A (a)	68,200	1,406,284

Total Common Stocks
(Identified cost $164,665,205)		170,221,297

Short-Term Investment | 1.3%
State Street Institutional Treasury
Money Market Fund
(Identified cost $2,236,062)	2,236,062	2,236,062

Total Investments | 99.5%
(Identified cost $166,901,267) (b)		$172,457,359

Cash and Other Assets in Excess
of Liabilities | 0.5%		868,779

Net Assets | 100.0%		$173,326,138

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  33

Description	Shares	Value

Lazard U.S. Small-Mid Cap Equity Portfolio

Common Stocks | 96.4%

Automotive | 2.2%
Better Place	150,967	$452,901
Modine Manufacturing Co. (a)	73,900	567,552
Tenneco, Inc. (a)	34,700	730,782

		1,751,235

Banking | 7.7%
City National Corp.	19,300	988,739
Home Bancshares, Inc.	52,480	1,197,069
KeyCorp.	149,800	1,151,962
PacWest Bancorp	69,901	1,279,887
Wintrust Financial Corp.	41,500	1,383,610

		6,001,267

Chemicals | 2.3%
GrafTech International, Ltd. (a)	44,700	653,514
Innospec, Inc. (a)	53,384	500,742
Rockwood Holdings, Inc. (a)	29,200	662,548

		1,816,804

Commercial Services | 3.5%
Administaff, Inc.	22,650	547,224
Navigant Consulting, Inc. (a)	87,600	909,288
SAIC, Inc. (a)	34,300	574,182
Team, Inc. (a)	54,100	706,005

		2,736,699

Computer Software | 6.9%
Akamai Technologies, Inc. (a)	15,400	645,707
BMC Software, Inc. (a)	26,900	931,547
Intuit, Inc. (a)	24,250	843,172
Nuance Communications, Inc. (a)	50,300	751,985
Quest Software, Inc. (a)	57,500	1,037,300
Red Hat, Inc. (a)	42,550	1,231,397

		5,441,108

Construction & Engineering | 0.9%
Great Lakes Dredge & Dock Co.	110,700	664,200

Consumer Products | 7.1%
Central Garden & Pet Co., Class A (a)	150,900	1,353,573
Mattel, Inc.	55,100	1,165,916
Matthews International Corp., Class A	29,050	850,584
Newell Rubbermaid, Inc.	53,100	777,384
Tempur-Pedic International, Inc. (a)	17,300	531,975
The Middleby Corp. (a)	15,850	843,061

		5,522,493

Description	Shares	Value

Electric | 1.6%
Northeast Utilities	50,550	$1,288,014

Energy Integrated | 4.0%
Cimarex Energy Co.	29,600	2,118,768
James River Coal Co. (a)	64,850	1,032,412

		3,151,180

Energy Services | 2.2%
Helmerich & Payne, Inc.	26,000	949,520
Oceaneering International, Inc. (a)	17,300	776,770

		1,726,290

Financial Services | 2.0%
FTI Consulting, Inc. (a)	18,900	823,851
Waddell & Reed Financial, Inc., Class A	34,050	745,014

		1,568,865

Food & Beverages | 0.8%
Lance, Inc.	36,800	606,832

Forest & Paper Products | 2.3%
Rock-Tenn Co., Class A	16,000	794,720
Schweitzer-Mauduit International, Inc.	19,100	963,595

		1,758,315

Gas Utilities | 3.2%
AGL Resources, Inc.	34,950	1,251,909
New Jersey Resources Corp.	35,100	1,235,520

		2,487,429

Health Services | 0.9%
Tenet Healthcare Corp. (a)	170,000	737,800

Housing | 0.9%
Trex Co., Inc. (a)	35,100	705,159

Insurance | 3.5%
Arch Capital Group, Ltd. (a)	19,100	1,422,950
RenaissanceRe Holdings, Ltd.	23,700	1,333,599

		2,756,549

Leisure & Entertainment | 2.9%
Darden Restaurants, Inc.	16,200	629,370
Expedia, Inc.	45,600	856,368
Texas Roadhouse, Inc. (a)	60,600	764,772

		2,250,510

Manufacturing | 7.7%
Altra Holdings, Inc. (a)	54,800	713,496
BE Aerospace, Inc. (a)	40,000	1,017,200
Bucyrus International, Inc.	12,150	576,518
DXP Enterprises, Inc. (a)	41,600	651,040

The accompanying notes are an integral part of these financial statements.

34  Semi-Annual Report

Description	Shares	Value

Lazard U.S. Small-Mid Cap Equity Portfolio (concluded)

FLIR Systems, Inc. (a)	36,100	$1,050,149
Generac Holdings, Inc.	54,345	761,373
Gibraltar Industries, Inc. (a)	65,150	658,015
Regal-Beloit Corp.	11,150	621,947

		6,049,738

Medical Products | 6.9%
Beckman Coulter, Inc.	13,400	807,886
CareFusion Corp. (a)	51,100	1,159,970
Haemonetics Corp. (a)	16,000	856,320
Hospira, Inc. (a)	27,200	1,562,640
Life Technologies Corp. (a)	21,010	992,722

		5,379,538

Metal & Glass Containers | 2.1%
Ball Corp.	17,400	919,242
Owens-Illinois, Inc. (a)	28,300	748,535

		1,667,777

Metals & Mining | 1.0%
Schnitzer Steel Industries, Inc., Class A	20,700	811,440

Pharmaceutical & Biotechnology | 1.7%
Warner Chilcott PLC, Class A (a)	59,100	1,350,435

Real Estate | 6.9%
Digital Realty Trust, Inc. REIT	13,900	801,752
Extra Space Storage, Inc. REIT	58,900	818,710
Kilroy Realty Corp. REIT	41,350	1,229,335
The Macerich Co. REIT	32,177	1,200,846
UDR, Inc. REIT	70,300	1,344,839

		5,395,482

Retail | 7.3%
American Eagle Outfitters, Inc.	71,650	841,888
Family Dollar Stores, Inc.	26,700	1,006,323
Iconix Brand Group, Inc. (a)	66,600	957,042
Kirkland’s, Inc. (a)	39,350	664,031
Liz Claiborne, Inc. (a)	103,200	435,504
The Gymboree Corp. (a)	23,850	1,018,633
Williams-Sonoma, Inc.	30,800	764,456

		5,687,877

Description	Shares	Value

Semiconductors & Components | 3.2%
CPI International, Inc. (a)	40,586	$632,736
Micron Technology, Inc. (a)	53,800	456,762
ON Semiconductor Corp. (a)	142,900	911,702
Supertex, Inc. (a)	21,900	540,054

		2,541,254

Technology | 1.6%
SS&C Technologies Holdings, Inc.	80,200	1,285,606

Technology Hardware | 0.8%
Polycom, Inc. (a)	19,750	588,353

Transportation | 2.3%
Echo Global Logistics, Inc.	78,450	957,875
UTI Worldwide, Inc.	69,350	858,553

		1,816,428

Total Common Stocks
(Identified cost $70,676,873)		75,544,677

Description	Principal Amount (000)	Value

Repurchase Agreement | 4.9%
State Street Bank and Trust Co., 0.00%, 07/01/10 (Dated 06/30/10, collateralized by $3,755,000 United States Treasury Note, 2.50%, 04/30/15, with a value of $3,906,702) Proceeds of $3,827,000 (Identified cost $3,827,000)	$3,827	$3,827,000

Total Investments | 101.3%
(Identified cost $74,503,873) (b)		$79,371,677

Liabilities in Excess of Cash and Other Assets | (1.3)%		(1,012,692)

Net Assets | 100.0%		$78,358,985

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  35

Description	Shares	Value

Lazard International Equity Portfolio

Common Stocks | 97.4%

Australia | 0.9%
QBE Insurance Group, Ltd.	74,400	$1,132,242

Belgium | 2.2%
Anheuser-Busch InBev NV	59,400	2,853,219

Brazil | 2.8%
Banco do Brasil SA	117,400	1,603,274
Cielo SA	240,000	2,021,053

Total Brazil		3,624,327

Canada | 2.4%
Potash Corp. of Saskatchewan, Inc.	15,200	1,309,181
Rogers Communications, Inc.	54,900	1,793,642

Total Canada		3,102,823

China | 1.2%
Industrial and Commercial Bank of China, Ltd., Class H	2,044,600	1,487,200

Denmark | 1.1%
Novo Nordisk A/S, Class B	17,600	1,419,716

France | 7.4%
BNP Paribas SA	39,838	2,127,126
Cap Gemini SA	21,600	943,707
Sanofi-Aventis	59,347	3,578,795
Total SA	43,196	1,922,416
Valeo SA (a)	32,700	880,911

Total France		9,452,955

Germany | 4.0%
Bayerische Motoren Werke AG	24,500	1,185,021
SAP AG	30,100	1,336,975
Siemens AG	28,588	2,558,252

Total Germany		5,080,248

Hong Kong | 2.8%
Esprit Holdings, Ltd.	438,897	2,372,467
Kerry Properties, Ltd.	295,500	1,266,472

Total Hong Kong		3,638,939

Description	Shares	Value

India | 0.8%
Idea Cellular, Ltd. (a)	758,100	$964,939

Ireland | 1.4%
CRH PLC	86,069	1,795,423

Italy | 1.7%
Atlantia SpA	83,527	1,480,817
Prysmian SpA	45,365	651,695

Total Italy		2,132,512

Japan | 21.7%
Benesse Holdings, Inc.	25,000	1,138,553
Canon, Inc.	66,600	2,483,053
Daito Trust Construction Co., Ltd.	47,900	2,707,852
eAccess, Ltd.	780	531,739
Honda Motor Co., Ltd.	71,300	2,070,660
Hoya Corp.	88,200	1,872,831
KDDI Corp.	432	2,052,043
Keyence Corp.	6,800	1,564,263
Kubota Corp.	155,000	1,183,642
Mitsubishi Corp.	91,300	1,902,493
Mitsubishi Estate Co., Ltd.	109,000	1,513,367
Nintendo Co., Ltd.	3,300	961,278
Nomura Holdings, Inc.	221,700	1,213,682
Sumitomo Mitsui Financial Group, Inc.	66,800	1,885,810
Yahoo! Japan Corp.	7,560	3,004,611
Yamada Denki Co., Ltd.	25,750	1,680,973

Total Japan		27,766,850

Mexico | 0.7%
Grupo Televisa SA Sponsored ADR	53,800	936,658

Netherlands | 1.8%
Heineken NV	27,000	1,144,512
TNT NV	47,265	1,191,279

Total Netherlands		2,335,791

Norway | 0.8%
Aker Solutions ASA	84,840	971,787

Russia | 0.8%
OAO LUKOIL Sponsored ADR	19,950	1,026,128

The accompanying notes are an integral part of these financial statements.

36  Semi-Annual Report

Description	Shares	Value

Lazard International Equity Portfolio (concluded)

Singapore | 1.0%
Singapore Telecommunications, Ltd.	611,600	$1,321,087

South Korea | 1.7%
Hyundai Mobis	7,300	1,222,579
Samsung Electronics Co., Ltd. GDR (c)	3,050	966,088

Total South Korea		2,188,667

Spain | 2.6%
Amadeus IT Holding SA	68,400	1,075,772
Banco Santander SA	215,278	2,262,137

Total Spain		3,337,909

Switzerland | 9.3%
Credit Suisse Group AG	56,700	2,130,999
Julius Baer Group Ltd.	25,400	723,159
Nestle SA	45,660	2,203,094
Novartis AG	66,830	3,242,354
Roche Holding AG	11,700	1,606,686
Zurich Financial Services AG	8,870	1,947,062

Total Switzerland		11,853,354

Turkey | 1.1%
Turkiye Garanti Bankasi AS ADR	341,600	1,462,048

United Kingdom | 27.2%
AMEC PLC	52,400	638,784
BAE Systems PLC	382,500	1,776,978
Barclays PLC	416,100	1,649,638
BG Group PLC	146,700	2,171,615
BHP Billiton PLC	77,900	2,015,807
British Airways PLC (a)	226,500	657,313
British American Tobacco PLC	42,009	1,330,207
GlaxoSmithKline PLC	136,600	2,314,985
HSBC Holdings PLC	176,750	1,612,496

Description	Shares	Value

Informa PLC	330,920	$1,741,578
International Power PLC	285,900	1,266,655
Lloyds Banking Group PLC (a)	2,206,406	1,750,619
Prudential PLC	218,900	1,640,679
Royal Dutch Shell PLC, A Shares	64,900	1,638,950
Standard Chartered PLC	88,000	2,136,281
Tesco PLC	298,400	1,680,135
Tullow Oil PLC	80,400	1,197,615
Unilever PLC	102,400	2,729,086
Vodafone Group PLC	634,888	1,315,628
WPP PLC	169,000	1,589,239
Xstrata PLC	157,000	2,056,912

Total United Kingdom		34,911,200

Total Common Stocks
(Identified cost $131,729,683)		124,796,022

Description	Principal Amount (000)	Value

Repurchase Agreement | 1.9%
State Street Bank and Trust Co., 0.00%, 07/01/10 (Dated 06/30/10, collateralized by $2,395,000 United States Treasury Note, 2.50%, 04/30/15, with a value of $2,491,758) Proceeds of $2,438,000 (Identified cost $2,438,000)	$2,438	$2,438,000

Total Investments | 99.3%
(Identified cost $134,167,683) (b)		$127,234,022

Cash and Other Assets in Excess of Liabilities | 0.7%		877,212

Net Assets | 100.0%		$128,111,234

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  37

Description	Shares	Value

Lazard International Equity Select Portfolio

Common Stocks | 97.6%

Australia | 2.5%
BHP Billiton, Ltd.	4,347	$135,191

Belgium | 2.6%
Anheuser-Busch InBev NV	2,904	139,491

Brazil | 4.7%
Banco do Brasil SA	5,600	76,477
Cielo SA	15,490	130,442
Vale SA Sponsored ADR	2,095	51,013

Total Brazil		257,932

Canada | 1.6%
Rogers Communications, Inc.	2,580	84,291

China | 2.0%
China Construction Bank Corp.	105,630	85,006
NetEase.com, Inc. Sponsored ADR (a)	785	24,892

Total China		109,898

Denmark | 1.7%
Novo Nordisk A/S, Class B	1,165	93,975

Finland | 1.1%
Sampo Oyj, A Shares	2,785	58,271

France | 9.1%
BNP Paribas SA	2,003	106,949
LVMH Moet Hennessy Louis Vuitton SA	946	103,046
Sanofi-Aventis	2,765	166,737
Total SA	2,620	116,602

Total France		493,334

Germany | 2.2%
SAP AG	2,650	117,707

Hong Kong | 3.0%
Esprit Holdings, Ltd.	19,213	103,856
Sun Hung Kai Properties, Ltd.	4,335	58,995

Total Hong Kong		162,851

Description	Shares	Value

Indonesia | 1.7%
PT Telekomunikasi Indonesia Tbk
Sponsored ADR	2,765	$94,646

Ireland | 1.3%
CRH PLC	3,595	73,108

Israel | 0.8%
Israel Chemicals, Ltd.	4,419	46,083

Italy | 1.2%
Eni SpA	3,580	65,719

Japan | 13.6%
Canon, Inc.	3,375	125,830
Daito Trust Construction Co., Ltd.	400	22,613
Fanuc, Ltd.	920	103,215
Honda Motor Co., Ltd.	1,600	46,466
Hoya Corp.	4,580	97,251
Keyence Corp.	275	63,261
Mitsubishi Estate Co., Ltd.	5,070	70,392
Sumitomo Mitsui Financial Group, Inc.	3,958	111,737
Yahoo! Japan Corp.	245	97,372

Total Japan		738,137

Mexico | 1.0%
Grupo Televisa SA Sponsored ADR	2,995	52,143

Russia | 2.7%
Mobile TeleSystems Sponsored ADR	1,645	31,518
OAO LUKOIL Sponsored ADR	1,120	57,607
Sberbank	23,200	55,645

Total Russia		144,770

Singapore | 1.6%
Singapore Telecommunications, Ltd.	41,800	89,368

Spain | 1.3%
Banco Santander SA	6,810	71,559

Sweden | 1.2%
Assa Abloy AB, Class B	3,265	65,121

The accompanying notes are an integral part of these financial statements.

38  Semi-Annual Report

Description	Shares	Value

Lazard International Equity Select Portfolio (concluded)

Switzerland | 11.8%
Credit Suisse Group AG	3,030	$113,879
Nestle SA	2,050	98,912
Novartis AG	3,340	162,045
Roche Holding AG	753	103,405
UBS AG (a)	5,355	70,983
Zurich Financial Services AG	428	93,951

Total Switzerland		643,175

Taiwan | 2.2%
Taiwan Semiconductor Manufacturing Co.,
Ltd. Sponsored ADR	12,202	119,092

Turkey | 2.3%
Turkcell Iletisim Hizmetleri AS ADR	3,305	42,899
Turkiye Garanti Bankasi AS	19,180	79,464

Total Turkey		122,363

United Kingdom | 24.4%
BAE Systems PLC	10,604	49,263
Barclays PLC	32,164	127,515
BG Group PLC	4,365	64,615
British American Tobacco PLC	3,950	125,076
GlaxoSmithKline PLC	7,870	133,374
Lloyds Banking Group PLC (a)	142,775	113,281

Description	Shares	Value

Prudential PLC	10,791	$80,880
Royal Dutch Shell PLC, A Shares	5,050	128,139
SABMiller PLC	2,115	58,723
Standard Chartered PLC	3,958	96,084
Tesco PLC	11,675	65,736
Tullow Oil PLC	4,555	67,850
Unilever PLC	3,590	95,678
William Morrison Supermarkets PLC	13,430	52,946
Xstrata PLC	5,180	67,865

Total United Kingdom		1,327,025

Total Common Stocks
(Identified cost $5,527,798)		5,305,250

Short-Term Investment | 2.0%
State Street Institutional Treasury
Money Market Fund
(Identified cost $105,763)	105,763	105,763

Total Investments | 99.6%
(Identified cost $5,633,561) (b)		$5,411,013

Cash and Other Assets in Excess
of Liabilities | 0.4%		22,286

Net Assets | 100.0%		$5,433,299

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  39

Description	Shares	Value

Lazard International Strategic Equity Portfolio

Common Stocks | 93.8%

Belgium | 4.3%
Anheuser-Busch InBev NV	195,430	$9,387,281
Umicore NV	149,880	4,336,878

Total Belgium		13,724,159

Brazil | 1.3%
Cyrela Brazil Realty SA	389,400	4,208,972

China | 3.4%
Industrial and Commercial Bank of
China, Ltd., Class H	7,977,800	5,802,887
Yingde Gases Group Co.	4,977,000	4,909,572

Total China		10,712,459

Czech Republic | 1.2%
CEZ AS	90,500	3,716,496

Denmark | 2.0%
Novo Nordisk A/S, Class B	80,800	6,517,787

Egypt | 2.6%
Commercial International Bank	320,800	3,776,063
Eastern Tobacco	203,320	4,416,927

Total Egypt		8,192,990

Finland | 2.2%
Sampo Oyj, A Shares	339,910	7,111,982

France | 9.4%
BNP Paribas SA	116,903	6,241,966
Cap Gemini SA	69,538	3,038,125
Sanofi-Aventis	180,900	10,908,791
Societe Generale	132,766	5,400,751
Valeo SA (a)	164,460	4,430,416

Total France		30,020,049

Germany | 1.5%
Bayerische Motoren Werke AG	100,980	4,884,223

Description	Shares	Value

Hong Kong | 2.9%
Esprit Holdings, Ltd.	896,103	$4,843,903
Kerry Properties, Ltd.	998,000	4,277,291

Total Hong Kong		9,121,194

India | 1.5%
Idea Cellular, Ltd. (a)	3,849,570	4,899,883

Ireland | 2.3%
C&C Group PLC	773,000	3,026,937
CRH PLC	217,000	4,412,916

Total Ireland		7,439,853

Italy | 1.9%
Prysmian SpA	424,681	6,100,794

Japan | 11.2%
Benesse Holdings, Inc.	83,500	3,802,767
Canon, Inc.	195,000	7,270,201
Don Quijote Co., Ltd.	278,600	7,464,654
eAccess, Ltd.	4,945	3,371,087
Kubota Corp.	377,800	2,885,032
Sumitomo Mitsui Financial Group, Inc.	134,600	3,799,851
Yahoo! Japan Corp.	18,100	7,193,579

Total Japan		35,787,171

Netherlands | 1.7%
ASM International NV (a)	273,673	5,291,245

Norway | 0.8%
Aker Solutions ASA	230,470	2,639,884

Russia | 1.7%
Sberbank	2,288,914	5,489,894

South Africa | 3.2%
MTN Group, Ltd.	280,640	3,679,049
Naspers, Ltd., N Shares	195,580	6,573,424

Total South Africa		10,252,473

South Korea | 1.0%
NHN Corp. (a)	21,100	3,140,144

The accompanying notes are an integral part of these financial statements.

40  Semi-Annual Report

Description	Shares	Value

Lazard International Strategic Equity Portfolio (concluded)

Spain | 1.2%
Amadeus IT Holding SA	232,000	$3,648,818

Switzerland | 5.6%
Credit Suisse Group AG	80,140	3,011,963
Julius Baer Group Ltd.	155,102	4,415,881
Novartis AG	118,500	5,749,198
UBS AG (a)	345,420	4,578,736

Total Switzerland		17,755,778

Turkey | 1.7%
Turkiye Garanti Bankasi AS	1,334,500	5,528,895

United Kingdom | 29.2%
AMEC PLC	569,753	6,945,593
Barclays PLC	1,121,250	4,445,221
BBA Aviation PLC	1,521,698	4,109,812
BG Group PLC	326,140	4,827,883
British Airways PLC (a)	1,493,573	4,334,416
British American Tobacco PLC	284,418	9,006,042
Cairn Energy PLC (a)	621,750	3,803,994
GlaxoSmithKline PLC	339,900	5,760,347
IG Group Holdings PLC	927,550	5,787,782
Informa PLC	1,427,747	7,513,999
Lloyds Banking Group PLC (a)	11,125,182	8,827,005
Man Group PLC	1,127,710	3,730,650

Description	Shares	Value

Michael Page International PLC	797,550	$4,402,293
Prudential PLC	553,500	4,148,543
TalkTalk Telecom Group PLC (a)	1,814,600	3,353,648
Unilever PLC	329,764	8,788,617
Xstrata PLC	256,450	3,359,842

Total United Kingdom		93,145,687

Total Common Stocks
(Identified cost $313,115,820)		299,330,830

Preferred Stock | 2.0%

Brazil | 2.0%
Banco Bradesco SA
(Identified cost $6,416,357)	401,350	6,250,387

Short-Term Investment | 3.0%
State Street Institutional Treasury
Money Market Fund
(Identified cost $9,564,667)	9,564,667	9,564,667

Total Investments | 98.8%
(Identified cost $329,096,844) (b)		$315,145,884

Cash and Other Assets in Excess of Liabilities | 1.2%		3,837,184

Net Assets | 100.0%		$318,983,068

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  41

Description	Shares	Value

Lazard International Small Cap Equity Portfolio

Common Stocks | 96.0%

Australia | 4.1%
Cabcharge Australia, Ltd.	150,267	$646,382
Fairfax Media, Ltd.	405,759	445,339
Intoll Group	504,389	438,622
James Hardie Industries SE (a)	158,907	827,619
Macquarie Atlas Roads Group (a)	104,898	83,436
Total Australia		2,441,398

Austria | 1.2%
Andritz AG	12,411	694,475

Belgium | 3.7%
Arseus NV	71,830	812,939
EVS Broadcast Equipment SA	12,828	515,662
Telenet Group Holding NV	32,507	853,692
Total Belgium		2,182,293

Finland | 3.3%
Konecranes Oyj	21,490	561,263
Sampo Oyj, A Shares	33,322	697,201
Vacon Oyj	15,974	665,619
Total Finland		1,924,083

France | 3.3%
Neopost SA	8,114	587,181
Valeo SA (a)	20,967	564,833
Virbac SA	7,659	813,611
Total France		1,965,625

Germany | 7.5%
CompuGroup Medical AG	110,991	1,119,720
CTS Eventim AG	24,822	1,193,066
Fielmann AG	10,783	815,513
Pfeiffer Vacuum Technology AG	8,540	628,947
Wincor Nixdorf AG	11,472	641,877
Total Germany		4,399,123

Hong Kong | 1.7%
AAC Acoustic Technologies Holdings, Inc.	396,000	563,728
Esprit Holdings, Ltd.	85,075	459,875
Total Hong Kong		1,023,603

Description	Shares	Value

Ireland | 3.9%
C&C Group PLC	162,028	$634,474
DCC PLC	36,295	820,055
FBD Holdings PLC	66,676	541,237
Irish Life & Permanent Group Holdings PLC (a)	151,895	278,389
Total Ireland		2,274,155

Italy | 0.9%
MARR SpA	72,717	543,606

Japan | 29.8%
Ain Pharmaciez, Inc.	26,400	1,068,727
Asahi Holdings, Inc.	52,200	1,140,079
Daiseki Co., Ltd.	39,800	823,778
Daito Trust Construction Co., Ltd.	21,800	1,232,384
Don Quijote Co., Ltd.	40,400	1,082,455
eAccess, Ltd.	854	582,186
JAFCO Co., Ltd.	24,200	531,355
JSR Corp.	41,000	687,452
Konami Corp.	43,200	680,888
Kurita Water Industries, Ltd.	13,500	368,739
Misumi Group, Inc.	40,900	753,850
Nomura Research Institute, Ltd.	26,700	564,467
NPC, Inc.	35,000	554,798
Ohara, Inc.	47,200	747,708
Rinnai Corp.	11,500	589,557
Roland DG Corp.	55,300	755,989
Sankyo Co., Ltd.	9,900	447,139
Santen Pharmaceutical Co., Ltd.	21,390	769,718
Shinko Plantech Co., Ltd.	79,600	706,560
Suruga Bank, Ltd.	110,300	999,265
Sysmex Corp.	18,400	1,044,892
Union Tool Co.	21,400	544,151
USS Co., Ltd.	12,250	874,387
Total Japan		17,550,524

Netherlands | 5.1%
ASM International NV (a)	37,592	726,811
Fugro NV	19,938	911,636
Koninklijke Vopak NV	16,958	622,339
Unit 4 NV	36,399	753,522
Total Netherlands		3,014,308

The accompanying notes are an integral part of these financial statements.

42  Semi-Annual Report

Description	Shares	Value

Lazard International Small Cap Equity Portfolio (concluded)

Norway | 4.3%
Kongsberg Gruppen ASA	72,320	$1,208,141
Prosafe Production Public, Ltd. (a)	298,783	602,684
TGS Nopec Geophysical Co. ASA	61,440	702,519
Total Norway		2,513,344

Singapore | 1.3%
Ezra Holdings, Ltd.	592,500	761,584

Spain | 1.8%
Indra Sistemas SA	32,416	519,635
Tecnicas Reunidas SA	12,277	554,087
Total Spain		1,073,722

Sweden | 7.8%
Byggmax Group AB	51,214	298,850
Duni AB	79,640	530,256
Elekta AB, B Shares	43,000	1,085,261
Getinge AB, B Shares	42,610	824,560
Indutrade AB	31,620	680,702
Loomis AB, B Shares	64,724	617,298
ORC Software AB	34,802	575,923
Total Sweden		4,612,850

Switzerland | 4.2%
Burckhardt Compression Holding AG	3,343	589,129
Dufry Group (a)	9,866	735,930
Swissquote Group Holding SA	13,961	553,268
Tecan AG	9,312	591,197
Total Switzerland		2,469,524

Description	Shares	Value

United Kingdom | 12.1%
Abcam PLC	43,708	$797,906
Chemring Group PLC	22,981	1,008,706
CPP Group PLC	164,576	607,648
Dignity PLC	88,365	851,675
Hampson Industries PLC	544,533	424,880
Healthcare Locums PLC	262,147	686,716
IG Group Holdings PLC	201,869	1,259,634
Intertek Group PLC	48,378	1,034,685
Jupiter Fund Management PLC (a)	158,350	428,229
Total United Kingdom		7,100,079

Total Common Stocks
(Identified cost $56,727,620)		56,544,296

Preferred Stock | 1.4%

Germany | 1.4%
Fuchs Petrolub AG
(Identified cost $656,548)	9,092	806,987

Short-Term Investment | 1.6%
State Street Institutional Treasury Money Market Fund (Identified cost $931,802)	931,802	931,802

Total Investments | 99.0%
(Identified cost $58,315,970) (b)		$58,283,085

Cash and Other Assets in Excess of Liabilities | 1.0%		582,486

Net Assets | 100.0%		$58,865,571

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  43

Description	Shares	Value

Lazard Global Listed Infrastructure Portfolio

Common Stocks | 99.1%

Australia | 23.6%
APA Group	290,855	$875,489
ConnectEast Group	7,548,623	2,405,251
DUET Group	2,748,000	3,712,598
Envestra, Ltd.	1,290,927	529,605
Intoll Group	4,762,830	4,141,806
Macquarie Atlas Roads Group (a)	1,467,226	1,167,033
MAp Group	315,794	708,939
SP Ausnet	2,386,784	1,528,151
Spark Infrastructure Group (c)	2,654,800	2,545,526
Transurban Group	841,557	2,985,233
Total Australia		20,599,631

Austria | 1.2%
Flughafen Wien AG	19,769	1,032,528

France | 1.4%
Aeroports de Paris	12,000	764,747
Societe des Autoroutes Paris-Rhin-Rhone	6,600	430,734
Total France		1,195,481

Germany | 4.4%
Fraport AG	91,135	3,873,402

Italy | 24.0%
Atlantia SpA	222,149	3,938,391
Autostrada Torino-Milano SpA	378,562	4,612,057
Digital Multimedia Technologies SpA (a)	63,137	1,044,552
Hera SpA	1,942,178	3,174,257
Snam Rete Gas SpA	214,347	852,129
Societa Iniziative Autostradali e Servizi SpA	627,733	5,270,742
Terna SpA	571,675	2,058,835
Total Italy		20,950,963

Japan | 9.5%
East Japan Railway Co.	7,000	466,622
Osaka Gas Co., Ltd.	1,066,000	3,849,577
Tokyo Gas Co., Ltd.	654,700	2,993,207
West Japan Railway Co.	280	1,023,510
Total Japan		8,332,916

Description	Shares	Value

Mexico | 2.3%
Grupo Aeroportuario del Centro Norte SAB de CV	1,081,700	$1,693,678
Grupo Aeroportuario del Pacifico SAB de CV, B Shares	126,630	369,422
Total Mexico		2,063,100

South Korea | 2.9%
Macquarie Korea Infrastructure Fund	676,600	2,520,643

Spain | 6.9%
Abertis Infraestructuras SA	60,500	871,738
Enagas SA	105,943	1,592,171
Red Electrica Corporacion SA	100,867	3,605,638
Total Spain		6,069,547

Switzerland | 2.3%
Flughafen Zuerich AG	6,770	2,005,775

United Kingdom | 4.9%
National Grid PLC	100,000	736,648
Northumbrian Water Group PLC	238,713	1,081,355
Pennon Group PLC	123,353	1,010,844
Severn Trent PLC	56,084	1,023,288
United Utilities Group PLC	60,000	467,552
Total United Kingdom		4,319,687

United States | 15.7%
American Electric Power Co., Inc.	29,200	943,160
American States Water Co.	25,700	851,698
California Water Service Group	50,600	1,806,420
Consolidated Edison, Inc.	21,270	916,737
MGE Energy, Inc.	26,200	944,248
Norfolk Southern Corp.	16,700	885,935
Northeast Utilities	36,100	919,828
PG&E Corp.	43,400	1,783,740
Southern Co.	28,100	935,168
Westar Energy, Inc.	41,650	900,056
Wisconsin Energy Corp.	37,200	1,887,528
Xcel Energy, Inc.	44,500	917,145
Total United States		13,691,663

Total Common Stocks
(Identified cost $100,049,553)		86,655,336

The accompanying notes are an integral part of these financial statements.

44  Semi-Annual Report

Description	Shares	Value

Lazard Global Listed Infrastructure Portfolio (concluded)

Short-Term Investment | 2.3%
State Street Institutional Treasury Money Market Fund (Identified cost $2,008,506)	2,008,506	$2,008,506

Description	Value

Total Investments | 101.4%
(Identified cost $102,058,059) (b)	$88,663,842

Liabilities in Excess of Cash and Other Assets | (1.4)%	(1,236,614)

Net Assets | 100.0%	$87,427,228

Forward Currency Sale Contracts open at June 30, 2010:

Forward Currency Sale Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

AUD	09/21/10	25,676,977	$21,137,545	$21,568,656	$—	$431,111
CHF	09/21/10	2,404,682	2,106,893	2,235,003	—	128,110
EUR	09/21/10	25,961,388	31,347,597	31,921,958	—	574,361
EUR	09/21/10	2,179,687	2,667,676	2,680,130	—	12,454
GBP	09/21/10	1,778,615	2,592,829	2,658,384	—	65,555
GBP	09/21/10	1,085,871	1,615,222	1,622,983	—	7,761
JPY	09/21/10	634,697,565	6,942,921	7,181,012	—	238,091
JPY	09/21/10	112,856,556	1,253,015	1,276,867	—	23,852
KRW	09/29/10	3,180,291,978	2,607,866	2,595,397	12,469	—
MXN	09/21/10	27,451,194	2,132,247	2,121,947	10,300	—
Total Forward Currency Sale Contracts			$74,403,811	$75,862,337	22,769	1,481,295
Gross unrealized appreciation/depreciation on Forward Currency Sale Contracts					$22,769	$1,481,295

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  45

Description	Shares	Value

Lazard Emerging Markets Equity Portfolio

Common Stocks | 91.9%

Brazil | 17.8%
Banco do Brasil SA	30,171,600	$412,038,748
Cielo SA	47,049,700	396,208,000
Companhia de Concessoes Rodoviarias	4,909,100	101,663,245
Companhia Energetica de Minas
Gerais SA Sponsored ADR	9,499,328	139,355,142
Companhia Siderurgica Nacional
SA Sponsored ADR	11,072,688	162,657,787
Natura Cosmeticos SA	7,856,400	174,103,047
Redecard SA	26,267,630	371,093,942
Souza Cruz SA	6,404,165	241,264,942
Vale SA Sponsored ADR	16,466,100	400,949,535

Total Brazil		2,399,334,388

Canada | 1.0%
First Quantum Minerals, Ltd.	2,776,800	139,681,217

China | 2.4%
China Construction Bank Corp.,
Class H	177,962,000	143,214,879
NetEase.com, Inc. Sponsored ADR (a)	5,502,700	174,490,617

Total China		317,705,496

Egypt | 3.6%
Commercial International Bank	12,226,830	143,919,189
Eastern Tobacco	3,217,948	69,906,757
Egyptian Company for Mobile Services	2,207,975	64,313,543
Orascom Construction Industries	5,093,833	203,566,381

Total Egypt		481,705,870

France | 0.5%
CFAO SA	2,625,014	70,707,977

Hong Kong | 0.4%
Shougang Concord International
Enterprises Co., Ltd. (a)	383,626,900	53,828,467

Hungary | 0.7%
OTP Bank Nyrt (a)	4,833,348	97,286,486

Description	Shares	Value

India | 4.3%
Bank of India	14,891,830	$110,946,817
Infosys Technologies, Ltd.
Sponsored ADR	1,741,508	104,333,744
Jindal Steel & Power, Ltd.	7,495,088	99,824,774
Punjab National Bank, Ltd.	11,970,141	267,435,644

Total India		582,540,979

Indonesia | 5.5%
PT Bank Mandiri Tbk	176,711,850	115,058,538
PT Semen Gresik Persero Tbk	139,736,300	133,637,404
PT Tambang Batubara Bukit Asam Tbk	54,094,500	102,057,878
PT Telekomunikasi Indonesia Tbk
Sponsored ADR	7,434,311	254,476,465
PT United Tractors Tbk	64,730,051	132,186,405

Total Indonesia		737,416,690

Israel | 1.1%
Israel Chemicals, Ltd.	14,302,214	149,149,003

Malaysia | 0.6%
British American Tobacco Malaysia
Berhad	5,918,300	79,973,868

Mexico | 6.3%
America Movil SAB de CV ADR, Series L	4,434,235	210,626,162
Desarrolladora Homex SA de CV ADR (a)	3,283,958	82,887,100
Fomento Economico Mexicano SAB
de CV Sponsored ADR	3,835,595	165,505,924
Grupo Mexico SAB de CV, Series B	58,812,793	139,607,652
Grupo Televisa SA Sponsored ADR	8,580,600	149,388,246
Kimberly-Clark de Mexico SAB de CV,
Series A	16,803,565	97,588,409

Total Mexico		845,603,493

Pakistan | 1.0%
Oil & Gas Development Co., Ltd.	32,522,611	53,990,272
Pakistan Petroleum, Ltd.	38,857,393	83,818,696

Total Pakistan		137,808,968

Philippines | 2.0%
Philippine Long Distance Telephone Co.
Sponsored ADR	5,341,410	272,251,668

The accompanying notes are an integral part of these financial statements.

46  Semi-Annual Report

Description	Shares	Value

Lazard Emerging Markets Equity Portfolio (concluded)

Russia | 6.8%
Magnit OJSC Sponsored GDR (c)	5,606,465	$96,935,780
Mobile TeleSystems Sponsored ADR	9,488,065	181,791,325
OAO LUKOIL Sponsored ADR	6,065,150	311,985,983
Oriflame Cosmetics SA SDR	1,995,388	103,590,477
TNK-BP Holding	52,970,570	109,021,114
Uralkali Sponsored GDR	6,681,975	117,978,455

Total Russia		921,303,134

South Africa | 11.3%
Kumba Iron Ore, Ltd.	5,164,877	213,149,837
Massmart Holdings, Ltd.	7,023,828	107,541,639
Murray & Roberts Holdings, Ltd.	30,108,824	151,484,575
Nedbank Group, Ltd.	12,397,744	192,741,870
Pretoria Portland Cement Co., Ltd.	33,197,033	137,374,215
Sanlam, Ltd.	80,666,732	239,204,975
Shoprite Holdings, Ltd.	10,186,259	109,388,154
Standard Bank Group, Ltd.	9,559,229	126,449,744
Tiger Brands, Ltd.	5,799,764	127,922,769
Truworths International, Ltd.	17,158,707	119,313,694

Total South Africa		1,524,571,472

South Korea | 11.7%
Hite Brewery Co., Ltd.	759,790	90,219,903
Hyundai Mobis	626,107	104,858,275
Korea Life Insurance Co., Ltd.	19,231,514	133,584,196
KT&G Corp.	4,621,170	227,220,787
NHN Corp. (a)	1,622,527	241,467,732
Samsung Electronics Co., Ltd.	410,972	258,044,304
Shinhan Financial Group Co., Ltd.	9,261,540	341,090,021
Woongjin Coway Co., Ltd.	5,502,374	183,944,857

Total South Korea		1,580,430,075

Taiwan | 6.1%
Advanced Semiconductor
Engineering, Inc.	112,799,361	89,147,317
Hon Hai Precision Industry Co., Ltd.	56,732,711	199,252,188
HTC Corp.	7,296,350	96,801,958
MediaTek, Inc.	6,008,000	83,793,721
Taiwan Semiconductor
Manufacturing Co., Ltd.	189,986,284	355,255,507

Total Taiwan		824,250,691

Description	Shares	Value

Thailand | 1.8%
Banpu Public Co., Ltd.	6,579,500	$122,682,964
Kasikornbank Public Co., Ltd.	38,592,500	112,085,166

Total Thailand		234,768,130

Turkey | 7.0%
Akbank TAS	33,359,339	159,273,731
Koc Holding AS	44,278,058	149,290,924
Turkcell Iletisim Hizmetleri AS	43,798,106	226,577,075
Turkiye Is Bankasi AS, C Shares	133,203,406	412,408,799

Total Turkey		947,550,529

Total Common Stocks
(Identified cost $11,477,633,344)		12,397,868,601

Preferred Stocks | 3.8%

Brazil | 3.8%
Eletropaulo Metropolitana SA, B Shares	3,877,700	77,253,237
Fertilizantes Fosfatados SA (a)	3,051,900	22,825,845
Ultrapar Participacoes SA	1,921,100	91,946,720
Usinas Siderurgicas de Minas Gerais SA,
A Shares	12,199,500	325,162,296

Total Brazil		517,188,098

Total Preferred Stocks
(Identified cost $478,111,968)		517,188,098

Short-Term Investment | 3.8%
State Street Institutional Treasury
Money Market Fund
(Identified cost $511,675,597)	511,675,597	511,675,597

Total Investments | 99.5%
(Identified cost $12,467,420,909) (b)		$13,426,732,296

Cash and Other Assets in Excess
of Liabilities | 0.5%		68,219,594

Net Assets | 100.0%		$13,494,951,890

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  47

Description	Shares	Value

Lazard Developing Markets Equity Portfolio

Common Stocks | 95.1%

Brazil | 16.1%
Banco Bradesco SA Sponsored ADR	35,130	$557,162
Cia Hering	19,800	515,568
Cyrela Brazil Realty SA	54,010	583,787
Fibria Celulose SA Sponsored ADR (a)	25,399	375,905
Itau Unibanco Holding SA ADR	27,456	494,483
M Dias Branco SA	9,015	194,784
MRV Engenharia e Participacoes SA	78,895	555,543
Tivit Terceirizacao de Tecnologia e
Servicos SA	34,510	346,056
Totvs SA	6,695	496,839
Ultrapar Participacoes SA Sponsored ADR	10,599	501,227
Vale SA Sponsored ADR	22,215	540,935

Total Brazil		5,162,289

China | 10.6%
China Construction Bank Corp., Class H	854,250	687,457
China Merchants Bank Co., Ltd., Class H	295,256	705,479
China National Materials Co., Ltd.,
Class H	1,173,290	699,550
China Petroleum & Chemical Corp. ADR	5,325	428,716
NetEase.com, Inc. Sponsored ADR (a)	13,405	425,073
Parkson Retail Group, Ltd.	264,100	445,821

Total China		3,392,096

Colombia | 1.9%
Pacific Rubiales Energy Corp. (a)	27,485	616,028

Egypt | 1.8%
Commercial International Bank
Sponsored GDR	48,393	589,008

Hong Kong | 4.9%
AAC Acoustic Technologies Holdings, Inc.	370,200	527,000
China State Construction International
Holdings, Ltd.	2,126,150	647,926
Hidili Industry International Development,
Ltd.	527,400	386,300

Total Hong Kong		1,561,226

Description	Shares	Value

India | 2.8%
HDFC Bank, Ltd. ADR	2,425	$346,702
ICICI Bank, Ltd. Sponsored ADR	15,420	557,279

Total India		903,981

Indonesia | 3.4%
PT Bank Rakyat Indonesia	438,000	442,398
PT Perusahaan Gas Negara	1,483,610	627,323

Total Indonesia		1,069,721

Kazakhstan | 4.0%
Halyk Savings Bank of Kazakhstan
JSC GDR (a)	64,642	505,077
KazMunaiGas Exploration Production GDR	20,354	375,846
Zhaikmunai LP GDR (a)	59,332	408,830

Total Kazakhstan		1,289,753

Luxembourg | 1.5%
Millicom International Cellular SA	5,888	477,340

Malaysia | 1.7%
Genting Berhad	254,400	557,098

Mexico | 2.8%
Corporacion GEO SAB de CV, Series B (a)	195,456	521,547
Grupo Financiero Banorte SAB de CV	97,307	368,671

Total Mexico		890,218

Philippines | 1.6%
SM Investments Corp.	57,470	516,104

Qatar | 1.5%
Qatar Electricity & Water Co.	16,955	477,157

Russia | 11.8%
Eurasia Drilling Co., Ltd. GDR	34,924	672,690
Gazprom OAO Sponsored ADR	24,715	464,889
Rosneft Oil Co. GDR	91,174	560,435
Sberbank	272,290	653,080
Uralkali Sponsored GDR	29,909	527,820
VTB Bank OJSC GDR	125,725	594,980
X5 Retail Group NV GDR (a)	9,325	310,094

Total Russia		3,783,988

The accompanying notes are an integral part of these financial statements.

48  Semi-Annual Report

Description	Shares	Value

Lazard Developing Markets Equity Portfolio (concluded)

South Africa | 5.7%
Clicks Group, Ltd.	119,810	$527,006
Exxaro Resources, Ltd. Sponsored ADR	32,680	468,631
MTN Group, Ltd.	29,322	384,397
Standard Bank Group, Ltd.	33,565	443,999

Total South Africa		1,824,033

South Korea | 4.3%
LG Telecom, Ltd.	54,875	340,986
Samsung Electronics Co., Ltd.	795	499,171
Samsung Engineering Co., Ltd.	5,810	538,513

Total South Korea		1,378,670

Taiwan | 11.3%
Cathay Financial Holding Co., Ltd.	319,000	471,583
Hon Hai Precision Industry Co., Ltd. GDR (a)	60,423	436,529
RichTek Technology Corp.	75,000	628,754
Synnex Technology International Corp.	289,000	626,341
Tripod Technology Corp.	124,000	459,992
Wistron Corp. GDR	36,439	539,807
Yuanta Financial Holding Co., Ltd.	872,000	465,344

Total Taiwan		3,628,350

Thailand | 0.9%
PTT Exploration & Production Public
Co., Ltd.	63,900	283,101

Turkey | 3.7%
Tofas Turk Otomobil Fabrikasi AS	160,686	540,643
Turkiye Garanti Bankasi AS ADR	147,340	630,615

Total Turkey		1,171,258

Description	Shares	Value

United Kingdom | 1.7%
Cairn Energy PLC (a)	90,941	$556,396

United States | 1.1%
NII Holdings, Inc. (a)	10,447	339,736

Total Common Stocks
(Identified cost $31,422,812)		30,467,551

Preferred Stock | 1.0%

Brazil | 1.0%
Gerdau SA Sponsored ADR
(Identified cost $318,137)	23,800	313,684

Short-Term Investment | 4.7%
State Street Institutional Treasury
Money Market Fund
(Identified cost $1,498,040)	1,498,040	1,498,040

Total Investments | 100.8%
(Identified cost $33,238,989) (b)		$32,279,275

Liabilities in Excess of Cash and
Other Assets | (0.8)%		(259,846)

Net Assets | 100.0%		$32,019,429

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  49

Description	Shares	Value

Lazard Emerging Markets Equity Blend Portfolio

Common Stocks | 92.4%

Brazil | 19.2%
Banco Bradesco SA Sponsored ADR	900	$14,274
Banco do Brasil SA	1,675	22,875
Cia Hering	485	12,629
Cielo SA	2,070	17,432
Companhia Energetica de Minas Gerais
SA Sponsored ADR	1,035	15,183
Companhia Siderurgica Nacional SA
Sponsored ADR	975	14,323
Fibria Celulose SA Sponsored ADR (a)	875	12,950
Itau Unibanco Holding SA ADR	645	11,616
MRV Engenharia e Participacoes SA	1,980	13,942
Natura Cosmeticos SA	710	15,734
Redecard SA	1,320	18,648
Souza Cruz SA	405	15,258
Tivit Terceirizacao de Tecnologia e Servicos SA	810	8,122
Ultrapar Participacoes SA Sponsored ADR	260	12,295
Vale SA Sponsored ADR	1,520	33,832

Total Brazil		239,113

China | 4.4%
China Construction Bank Corp., Class H	26,000	20,923
China Merchants Bank Co., Ltd., Class H	8,000	19,115
China National Materials Co., Ltd., Class H	25,000	14,906

Total China		54,944

Colombia | 0.9%
Pacific Rubiales Energy Corp. (a)	525	11,767

Egypt | 1.8%
Commercial International Bank	665	7,828
Orascom Construction Industries	350	13,987

Total Egypt		21,815

Hong Kong | 2.7%
AAC Acoustic Technologies Holdings, Inc.	8,000	11,389
China State Construction International
Holdings, Ltd.	46,000	14,018
Hidili Industry International Development, Ltd.	11,000	8,057

Total Hong Kong		33,464

Description	Shares	Value

India | 1.1%
ICICI Bank, Ltd. Sponsored ADR	365	$13,191

Indonesia | 6.0%
PT Bank Mandiri Tbk	23,000	14,976
PT Bank Rakyat Indonesia	10,000	10,100
PT Perusahaan Gas Negara	35,000	14,799
PT Telekomunikasi Indonesia Tbk
Sponsored ADR	640	21,907
PT United Tractors Tbk	6,000	12,253

Total Indonesia		74,035

Kazakhstan | 1.7%
Halyk Savings Bank of Kazakhstan
JSC GDR (a)	1,510	11,974
Zhaikmunai LP GDR (a)	1,315	9,731

Total Kazakhstan		21,705

Luxembourg | 0.9%
Millicom International Cellular SA	140	11,350

Malaysia | 1.0%
Genting Berhad	5,900	12,920

Mexico | 5.8%
America Movil SAB de CV ADR, Series L	374	17,765
Corporacion GEO SAB de CV, Series B (a)	4,850	12,942
Fomento Economico Mexicano SAB de
CV Sponsored ADR	320	13,808
Grupo Mexico SAB de CV, Series B	5,785	13,732
Grupo Televisa SA Sponsored ADR	785	13,667

Total Mexico		71,914

Philippines | 2.4%
Philippine Long Distance Telephone Co.
Sponsored ADR	350	17,839
SM Investments Corp.	1,280	11,495

Total Philippines		29,334

The accompanying notes are an integral part of these financial statements.

50  Semi-Annual Report

Description	Shares	Value

Lazard Emerging Markets Equity Blend Portfolio (concluded)

Russia | 10.4%
Eurasia Drilling Co., Ltd. GDR	800	$15,440
Gazprom OAO Sponsored ADR	550	10,345
Mobile TeleSystems Sponsored ADR	1,210	23,184
OAO LUKOIL Sponsored ADR	450	23,175
Rosneft Oil Co. GDR	2,165	13,380
Sberbank	5,585	13,395
Uralkali Sponsored GDR	1,290	23,246
X5 Retail Group NV GDR (a)	225	7,628

Total Russia		129,793

South Africa | 5.6%
Clicks Group, Ltd.	2,600	11,437
Exxaro Resources, Ltd.	590	8,417
Kumba Iron Ore, Ltd.	330	13,619
Standard Bank Group, Ltd.	1,790	23,678
Tiger Brands, Ltd.	540	11,910

Total South Africa		69,061

South Korea | 9.0%
Korea Life Insurance Co., Ltd.	2,640	18,338
KT&G Corp.	340	16,718
NHN Corp. (a)	130	19,347
Samsung Electronics Co., Ltd.	30	18,836
Samsung Engineering Co., Ltd.	130	12,049
Shinhan Financial Group Co., Ltd.	740	27,253

Total South Korea		112,541

Taiwan | 9.3%
Cathay Financial Holding Co., Ltd.	8,000	11,827
Hon Hai Precision Industry Co., Ltd.	8,000	28,097
RichTek Technology Corp.	1,000	8,383
Synnex Technology International Corp.	7,000	15,171
Taiwan Semiconductor Manufacturing
Co., Ltd.	15,000	28,049
Tripod Technology Corp.	3,000	11,129
Wistron Corp.	9,000	13,207

Total Taiwan		115,863

Description	Shares	Value

Thailand | 2.1%
Banpu Public Co., Ltd.	700	$13,053
Kasikornbank Public Co., Ltd.	4,700	13,650

Total Thailand		26,703

Turkey | 6.7%
Akbank TAS ADR	2,140	20,972
Koc Holding AS ADR	730	12,592
Tofas Turk Otomobil Fabrikasi AS ADR (c)	1,385	11,810
Turkcell Iletisim Hizmetleri AS ADR	1,750	22,715
Turkiye Garanti Bankasi AS ADR	3,665	15,686

Total Turkey		83,775

United Kingdom | 0.7%
Cairn Energy PLC (a)	1,455	8,902

United States | 0.7%
NII Holdings, Inc. (a)	255	8,293

Total Common Stocks
(Identified cost $1,181,164)		1,150,483

Preferred Stock | 1.5%

Brazil | 1.5%
Usinas Siderurgicas de Minas
Gerais SA, A Shares
(Identified cost $18,949)	710	18,924

Short-Term Investment | 7.5%
State Street Institutional Treasury
Money Market Fund
(Identified cost $93,333)	93,333	93,333

Total Investments | 101.4%
(Identified cost $1,293,446) (b)		$1,262,740

Liabilities in Excess of Cash and
Other Assets | (1.4)%		(18,010)

Net Assets | 100.0%		$1,244,730

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  51

Description	Principal Amount (000)	Value

Lazard U.S. High Yield Portfolio

Corporate Bonds | 94.9%

Aerospace & Defense | 1.1%
BE Aerospace, Inc.,
8.50%, 07/01/18	$525	$551,250
Bombardier, Inc.,
8.00%, 11/15/14 (c)	550	570,625
		1,121,875
Automotive | 4.3%
ArvinMeritor, Inc.,
8.125%, 09/15/15	215	206,400
Ford Motor Credit Co.,
7.00%, 10/01/13	1,250	1,274,577
GMAC LLC,
6.75%, 12/01/14	165	159,638
Navistar International Corp.,
8.25%, 11/01/21	825	837,375
The Goodyear Tire & Rubber Co.,
10.50%, 05/15/16	950	1,033,125
TRW Automotive, Inc.,
8.875%, 12/01/17 (c)	1,000	1,030,000
		4,541,115
Building Materials | 3.3%
Legrand SA,
8.50%, 02/15/25	925	1,120,979
Masco Corp.,
6.125%, 10/03/16	900	870,797
Owens Corning, Inc.,
9.00%, 06/15/19	725	857,225
USG Corp.,
9.50%, 01/15/18	675	668,250
		3,517,251
Cable Television | 5.2%
Cablevision Systems Corp.,
7.75%, 04/15/18	1,000	1,000,000
Cequel Communications Holdings LLC,
8.625%, 11/15/17 (c)	900	896,625
EchoStar DBS Corp.,
6.625%, 10/01/14	810	810,000
Kabel Deutschland GmbH,
10.625%, 07/01/14	350	362,687
Mediacom Broadband LLC,
8.50%, 10/15/15	875	835,625

Description	Principal Amount (000)	Value

Mediacom LLC,
9.125%, 08/15/19	$175	$168,875
Videotron Ltee,
6.875%, 01/15/14	525	527,625
Virgin Media Finance PLC,
9.125%, 08/15/16	900	931,500
		5,532,937
Chemicals | 2.1%
LBI Escrow Corp.,
8.00%, 11/01/17 (c)	1,000	1,030,000
Momentive Performance Materials, Inc.,
9.75%, 12/01/14	275	259,875
Mosaic Global Holdings, Inc.,
7.30%, 01/15/28	775	891,576
		2,181,451
Computer Services | 0.5%
SunGard Data Systems, Inc.,
10.25%, 08/15/15	564	582,330

Diversified | 2.8%
Amsted Industries, Inc.,
8.125%, 03/15/18 (c)	1,000	997,500
General Cable Corp.,
7.125%, 04/01/17	489	484,110
Leucadia National Corp.,
7.00%, 08/15/13	950	969,000
SPX Corp.,
7.625%, 12/15/14	535	549,713
		3,000,323
Electric Generation | 2.5%
AES Corp.,
7.75%, 03/01/14	900	915,750
Edison Mission Energy,
7.50%, 06/15/13	675	580,500
NRG Energy, Inc.,
7.375%, 01/15/17	600	594,000
RRI Energy, Inc.,
6.75%, 12/15/14	525	530,250
		2,620,500
Electronics | 1.3%
Amkor Technologies, Inc.,
9.25%, 06/01/16	925	968,937

The accompanying notes are an integral part of these financial statements.

52  Semi-Annual Report

Description	Principal Amount (000)	Value

Lazard U.S. High Yield Portfolio (continued)

Freescale Semiconductor, Inc.,
8.875%, 12/15/14	$225	$205,313
NXP BV,
7.875%, 10/15/14	250	229,375
		1,403,625
Energy Exploration & Production | 4.5%
ATP Oil & Gas Corp.,
11.875%, 05/01/15 (c)	675	489,375
Chesapeake Energy Corp.,
6.375%, 06/15/15	800	826,000
Denbury Resources, Inc.,
9.75%, 03/01/16	590	637,200
Mariner Energy, Inc.,
11.75%, 06/30/16	500	622,500
OPTI Canada, Inc.,
8.25%, 12/15/14	325	282,750
PetroHawk Energy Corp.,
9.125%, 07/15/13	900	938,250
Plains Exploration & Production Co.,
7.75%, 06/15/15	950	940,500
		4,736,575
Energy Services | 3.3%
Citgo Petroleum Corp.,
11.50%, 07/01/17 (c)	1,025	1,017,312
Compagnie Generale de Geophysique,
7.50%, 05/15/15	875	833,438
Expro Finance Luxembourg SCA,
8.50%, 12/15/16 (c)	700	668,500
Tesoro Corp.,
6.50%, 06/01/17	1,050	960,750
		3,480,000
Environmental | 0.9%
Browning-Ferris Industries, Inc.,
7.40%, 09/15/35	775	924,780

Financial Services | 0.9%
Finance One PLC,
0.00%, 07/01/10 (a), (d)	20,000	0
International Lease Finance Corp.:
8.625%, 09/15/15 (c)	500	473,750
8.75%, 03/15/17 (c)	500	473,750
Morgan Guarantee Trust,
0.00%, 07/01/10 (a), (d)	10,569	0
		947,500

Description	Principal Amount (000)	Value

Food & Beverages | 1.8%
Constellation Brands, Inc.,
7.25%, 05/15/17	$700	$709,625
Dean Foods Co.,
7.00%, 06/01/16	800	748,000
NBTY, Inc.,
7.125%, 10/01/15	475	472,625
		1,930,250
Forest & Paper Products | 1.1%
Georgia-Pacific Corp.,
9.50%, 12/01/11	500	537,500
Smurfit Capital Funding PLC,
7.50%, 11/20/25	750	665,625
		1,203,125
Gaming | 6.1%
Ameristar Casinos, Inc.,
9.25%, 06/01/14	990	1,037,025
MGM Resorts International,
10.375%, 05/15/14	900	978,750
Mohegan Tribal Gaming Authority,
7.125%, 08/15/14	300	216,750
Peninsula Gaming LLC:
8.375%, 08/15/15	625	622,656
10.75%, 08/15/17	225	223,875
Penn National Gaming, Inc.,
8.75%, 08/15/19	825	847,688
Pinnacle Entertainment, Inc.,
8.625%, 08/01/17 (c)	800	824,000
Scientific Games Corp.:
7.875%, 06/15/16 (c)	525	514,500
9.25%, 06/15/19	250	255,625
Wynn Las Vegas LLC,
6.625%, 12/01/14	1,010	1,012,525
		6,533,394
Gas Distribution | 4.6%
Copano Energy LLC,
7.75%, 06/01/18	700	661,500
El Paso Corp.,
7.00%, 06/15/17	650	646,340
Ferrellgas Partners LP,
8.625%, 06/15/20	800	800,000
Inergy LP,
8.75%, 03/01/15	525	534,187
MarkWest Energy Partners LP,
8.50%, 07/15/16	1,000	1,010,000

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  53

Description	Principal Amount (000)	Value

Lazard U.S. High Yield Portfolio (continued)

Niska Gas Storage US LLC,
8.875%, 03/15/18 (c)	$750	$761,250
The Williams Cos., Inc.,
8.75%, 03/15/32	407	474,955
		4,888,232
Health Services | 7.9%
Apria Healthcare Group, Inc.,
11.25%, 11/01/14 (c)	550	585,750
Biomet, Inc.,
10.00%, 10/15/17	425	456,875
Community Health Systems, Inc.,
8.875%, 07/15/15	920	948,750
Fresenius US Finance II, Inc.,
9.00%, 07/15/15 (c)	525	568,969
HCA, Inc.,
9.25%, 11/15/16	925	980,500
Health Management Associates, Inc.,
6.125%, 04/15/16	1,000	947,500
HealthSouth Corp.,
10.75%, 06/15/16	515	556,200
Lantheus Medical Imaging, Inc.,
9.75%, 05/15/17 (c)	375	371,250
Service Corp. International,
6.75%, 04/01/16	750	744,375
Tenet Healthcare Corp.,
8.875%, 07/01/19 (c)	1,000	1,060,000
The Cooper Cos., Inc.,
7.125%, 02/15/15	525	526,312
Ventas Realty LP,
6.50%, 06/01/16	650	661,874
		8,408,355
Hotels | 1.9%
Host Hotels & Resorts, Inc.,
7.125%, 11/01/13	1,025	1,032,688
Wyndham Worldwide Corp.,
6.00%, 12/01/16	1,000	970,170
		2,002,858
Leisure & Entertainment | 2.2%
AMC Entertainment, Inc.:
8.00%, 03/01/14	497	478,363
8.75%, 06/01/19	200	201,000
Live Nation Entertainment, Inc.,
8.125%, 05/15/18 (c)	135	130,950

Description	Principal Amount (000)	Value

Royal Caribbean Cruises, Ltd.,
7.25%, 06/15/16	$330	$322,575
Speedway Motorsports, Inc.,
6.75%, 06/01/13	875	872,812
Ticketmaster Entertainment, Inc.,
10.75%, 08/01/16	350	377,125
		2,382,825
Machinery | 1.4%
Case New Holland, Inc.:
7.125%, 03/01/14	650	672,750
7.75%, 09/01/13	200	204,500
Terex Corp.,
10.875%, 06/01/16	550	592,625
		1,469,875
Media | 3.8%
Clear Channel Worldwide Holdings, Inc.,
9.25%, 12/15/17 (c)	1,000	1,005,000
Lamar Media Corp.,
7.875%, 04/15/18 (c)	1,000	997,500
LIN Television Corp.,
8.375%, 04/15/18 (c)	1,000	995,000
WMG Acquisition Corp.,
9.50%, 06/15/16	945	1,006,425
		4,003,925
Metals & Mining | 2.3%
Alcoa, Inc.,
5.72%, 02/23/19	650	618,911
Arch Western Finance LLC,
6.75%, 07/01/13	775	776,937
Century Aluminum Co.,
8.00%, 05/15/14	202	190,385
Freeport-McMoRan Copper & Gold, Inc.:
8.25%, 04/01/15	650	705,250
8.375%, 04/01/17	100	110,000
		2,401,483
Packaging | 0.9%
Reynolds Group DL Escrow, Inc.,
7.75%, 10/15/16 (c)	1,000	977,500

Pharmaceutical & Biotechnology | 1.0%
Mylan, Inc.:
7.625%, 07/15/17 (c)	400	408,000
7.875%, 07/15/20 (c)	650	663,000
		1,071,000

The accompanying notes are an integral part of these financial statements.

54  Semi-Annual Report

Description	Principal Amount (000)	Value

Lazard U.S. High Yield Portfolio (continued)

Printing & Publishing | 1.7%
Deluxe Corp.,
7.375%, 06/01/15	$1,005	$997,463
The McClatchy Co.,
11.50%, 02/15/17 (c)	750	761,250
		1,758,713
Real Estate | 2.9%
CB Richard Ellis Services, Inc.,
11.625%, 06/15/17	600	672,000
DuPont Fabros Technology LP,
8.50%, 12/15/17 (c)	1,000	1,025,000
Forest City Enterprises, Inc.,
7.625%, 06/01/15	475	438,187
Icahn Enterprises LP:
7.75%, 01/15/16 (c)	500	486,250
8.00%, 01/15/18 (c)	500	485,000
		3,106,437
Restaurants | 1.4%
Landry’s Restaurants, Inc.,
11.625%, 12/01/15	575	595,125
Wendy’s/Arby’s Restaurants LLC,
10.00%, 07/15/16	825	858,000
		1,453,125
Retail | 4.2%
AutoNation, Inc.,
6.75%, 04/15/18	175	172,375
Ingles Markets, Inc.,
8.875%, 05/15/17	925	941,187
QVC, Inc.,
7.50%, 10/01/19 (c)	1,000	982,500
Saks, Inc.,
9.875%, 10/01/11	585	614,250
Stater Brothers Holdings, Inc.,
8.125%, 06/15/12	775	775,000
SuperValu, Inc.,
8.00%, 05/01/16	1,000	990,000
		4,475,312
Steel-Producers | 2.1%
AK Steel Corp.,
7.625%, 05/15/20	1,000	970,000
Steel Dynamics, Inc.:
7.375%, 11/01/12	540	558,900
7.75%, 04/15/16	264	265,320

Description	Principal Amount (000)	Value

United States Steel Corp.,
6.05%, 06/01/17	$475	$451,250
		2,245,470
Support Services | 3.6%
ARAMARK Corp.,
8.50%, 02/01/15	600	606,000
Avis Budget Car Rental LLC:
7.625%, 05/15/14	640	616,000
7.75%, 05/15/16	410	382,837
Expedia, Inc.,
8.50%, 07/01/16	375	403,125
Hertz Corp.,
8.875%, 01/01/14	650	658,125
United Rentals North America, Inc.,
9.25%, 12/15/19	750	755,625
West Corp.,
11.00%, 10/15/16	350	356,125
		3,777,837
Telecommunications | 10.0%
Cincinnati Bell, Inc.,
8.25%, 10/15/17	850	794,750
Citizens Communications Co.,
6.25%, 01/15/13	1,000	1,002,500
Cricket Communications, Inc.,
7.75%, 05/15/16	750	765,000
Equinix, Inc.,
8.125%, 03/01/18	1,000	1,022,500
GCI, Inc.,
8.625%, 11/15/19 (c)	1,000	997,500
Intelsat Corp.,
9.25%, 08/15/14	375	383,437
Intelsat Jackson Holdings, Ltd.,
11.25%, 06/15/16	350	372,750
Level 3 Financing, Inc.,
9.25%, 11/01/14	650	589,875
Qwest Corp.,
7.875%, 09/01/11	800	832,000
Rogers Wireless Communications, Inc.,
9.625%, 05/01/11	1,000	1,067,276
Sprint Capital Corp.,
6.90%, 05/01/19	1,225	1,108,625
Wind Acquisition Finance SA,
11.75%, 07/15/17 (c)	800	820,000
Windstream Corp.,
8.625%, 08/01/16	900	906,750
		10,662,963

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 55

Description	Principal Amount (000)	Value

Lazard U.S. High Yield Portfolio (concluded)

Transportation | 1.3%
Kansas City Southern Railway Co.,
13.00%, 12/15/13	$325	$390,000
Teekay Corp.,
8.50%, 01/15/20	1,000	995,000
		1,385,000
Total Corporate Bonds
(Identified cost $98,370,070)		100,727,941

Description	Shares	Value

Warrant | 0.0%

Cable Television | 0.0%
Ono Finance PLC,
03/16/11
(Identified cost $64,841) (a), (c)	470	$5

Short-Term Investment | 3.4%
State Street Institutional Treasury
Money Market Fund
(Identified cost $3,660,863)	3,660,863	3,660,863

Description	Principal Amount (000)	Value

Repurchase Agreement | 0.7%
State Street Bank and Trust Co.,
0.00%, 07/01/10
(Dated 06/30/10, collateralized
by $690,000 United States
Treasury Note, 2.50%, 04/30/15,
with a value of $717,876)
Proceeds of $702,000
(Identified cost $702,000)	$702	$702,000

Total Investments | 99.0%
(Identified cost $102,797,774) (b)		$105,090,809

Cash and Other Assets in Excess
of Liabilities | 1.0%		1,070,714

Net Assets | 100.0%		$106,161,523

The accompanying notes are an integral part of these financial statements.

56  Semi-Annual Report

Description	Shares	Value

Lazard Capital Allocator Opportunistic Strategies Portfolio

Exchange-Traded Funds | 88.5%
iPath S&P 500 VIX Short-Term Futures
ETN (a)	89,500	$2,794,190
IQ ARB Merger Arbitrage ETF	96,200	2,424,240
iShares Barclays MBS Bond Fund	159,900	17,497,857
iShares Dow Jones US Broker-Dealers
Index Fund	153,300	3,686,865
iShares JPMorgan USD Emerging Markets
Bond Fund	63,200	6,567,744
iShares MSCI Brazil Index Fund	115,200	7,137,792
iShares MSCI Chile Investable Market
Index Fund	106,500	6,037,485
iShares S&P Global Consumer Staples
Index Fund	143,300	7,602,065
iShares S&P Global Materials Index Fund	165,000	8,642,700
Market Vectors Agribusiness ETF	209,200	7,579,316
Market Vectors Brazil Small-Cap ETF	96,300	4,200,606
PowerShares DB Oil Fund (a)	246,000	5,857,260
PowerShares Dynamic Oil & Gas Services
Portfolio	446,500	6,447,460
PowerShares Global Listed Private Equity
Portfolio	701,000	5,776,240
PowerShares Global Water Portfolio	587,100	9,411,213
Rydex S&P Equal Weight Industrial ETF	144,800	6,232,206
SPDR Barclays Capital Convertible
Securities ETF	182,000	6,562,920
SPDR Barclays Capital High Yield
Bond ETF	178,000	6,733,740
SPDR Gold Trust (a)	135,300	16,463,304

Description	Shares	Value

Vanguard Information Technology
Index ETF	321,300	$15,891,498
Vanguard Short-Term Corporate Bond ETF	189,500	14,517,595
WisdomTree Dreyfus Emerging Currency
Fund	391,700	8,327,542

Total Exchange-Traded Funds
(Identified cost $173,137,834)		176,391,838

Closed-End Management Investment
Companies | 10.2%
China Fund, Inc.	163,000	4,262,450
MFS Multimarket Income Trust	1,265,000	8,285,750
Royce Value Trust, Inc. (a)	735,000	7,768,950

Total Closed-End Management
Investment Companies
(Identified cost $20,583,506)		20,317,150

Short-Term Investment | 2.3%
State Street Institutional Treasury
Money Market Fund
(Identified cost $4,536,630)	4,536,630	4,536,630

Total Investments | 101.0%
(Identified cost $198,257,970) (b)		$201,245,618

Liabilities in Excess of Cash and
Other Assets | (1.0)%		(1,983,111)

Net Assets | 100.0%		$199,262,507

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  57

Lazard Capital Allocator Opportunistic Strategies Portfolio (concluded)

Forward Currency Contracts open at June 30, 2010:

Forward Currency Contracts	Expiration Date	Foreign Currency	U.S. $Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contract
EUR	09/15/10	5,000,000	$6,070,002	$ 6,116,706	$46,704	$—
Forward Currency Sale Contract
GBP	09/15/10	4,153,900	6,070,002	6,206,103	—	136,101
Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts					$46,704	$136,101

Swap Agreement open at June 30, 2010:

Currency	Notional Amount	Expiration	Counterparty	Pay	Receive	Net Unrealized Depreciation

USD	4,162,938	03/02/11	Goldman Sachs	1 Month USD	Appreciation, and	$(315,727)
			International	LIBOR plus 0.3484%	dividends paid, on securities in the Equity Basket

The accompanying notes are an integral part of these financial statements.

58  Semi-Annual Report

The Lazard Funds, Inc. Notes to Portfolios of Investments June 30, 2010 (unaudited)

(a)	Non-income producing security.

(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) are as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

U.S. Equity Value	$11,796,058	$270,485	$1,038,121	$(767,636)
U.S. Strategic Equity	67,709,904	4,243,606	4,355,859	(112,253)
U.S. Mid Cap Equity	166,901,267	15,302,048	9,745,956	5,556,092
U.S. Small-Mid Cap Equity	74,503,873	8,593,690	3,725,886	4,867,804
International Equity	134,167,683	8,293,000	15,226,661	(6,933,661)
International Equity Select	5,633,561	354,003	576,551	(222,548)
International Strategic Equity	329,096,844	17,588,874	31,539,834	(13,950,960)
International Small Cap Equity	58,315,970	5,535,865	5,568,750	(32,885)
Global Listed Infrastructure	102,058,059	859,122	14,253,339	(13,394,217)
Emerging Markets Equity	12,467,420,909	1,535,190,881	575,879,494	959,311,387
Developing Markets Equity	33,238,989	1,336,920	2,296,634	(959,714)
Emerging Markets Equity Blend	1,293,446	10,720	41,426	(30,706)
U.S. High Yield	102,797,774	4,387,210	2,094,175	2,293,035
Capital Allocator Opportunistic Strategies	198,257,970	9,416,511	6,428,863	2,987,648

(c)

Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At June 30, 2010, these securities amounted to 0.8%, 2.9%, 0.7%, 0.9% and 21.7% of net assets of Lazard International Equity Portfolio, Lazard Global Listed Infrastructure Portfolio, Lazard Emerging Markets Equity Portfolio, Lazard Emerging Markets Equity Blend Portfolio and Lazard U.S. High Yield Portfolio, respectively, and are considered to be liquid.

(d)	Bankrupt issuer; security valued at zero; principal amount denominated in respective country’s currency.

Security Abbreviations:		Currency Abbreviations:
ADR	— American Depositary Receipt	AUD	— Australian Dollar
ETF	— Exchange-Traded Fund	CHF	— Swiss Franc
ETN	— Exchange-Traded Note	EUR	— Euro
GDR	— Global Depositary Receipt	GBP	— British Pound Sterling
REIT	— Real Estate Investment Trust	JPY	— Japanese Yen
SDR	— Swedish Depositary Receipt	KRW	— South Korean Won
		MXN	— Mexican New Peso
		USD	— US Dollar

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  59

Portfolio holdings by industry (as percentage of net assets), for those Portfolios previously presented by country:

Industry	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Equity Portfolio	Lazard Global Listed Infrastructure Portfolio	Lazard Emerging Markets Equity Portfolio	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Equity Blend Portfolio

Agriculture	1.0%	0.8%	—%	—%	—%	2.1%	1.6%	1.9%
Airport Development & Maintenance	—	—	—	—	12.0	—	—	—
Alcohol & Tobacco	4.2	5.9	8.1	1.1	—	5.2	—	2.6
Apparel & Textiles	—	—	—	—	—	—	1.6	1.0
Automotive	3.2	0.9	2.9	1.0	—	—	1.7	0.9
Banking	14.9	17.0	17.0	1.7	—	17.0	23.7	18.8
Building Materials	—	—	—	—	—	1.0	—	—
Cable Television	—	—	2.0	—	—	—	—	—
Chemicals	—	—	1.5	2.4	—	—	—	—
Commercial Services	5.1	2.4	3.8	15.2	—	3.5	—	1.4
Computer Software	1.0	2.6	1.0	2.3	—	3.1	2.9	1.6
Construction & Engineering	0.8	—	3.0	2.1	—	2.6	3.7	3.2
Consumer Products	0.7	—	—	2.9	—	3.4	—	1.3
Diversified	—	—	—	—	—	1.1	—	1.0
Electric	1.0	—	1.2	—	31.5	1.6	—	1.2
Energy Exploration & Production	0.9	1.2	1.2	—	—	1.0	7.0	2.4
Energy Integrated	5.3	8.0	1.5	1.4	—	4.8	7.3	6.4
Energy Services	0.5	—	—	3.8	3.8	—	2.1	1.2
Financial Services	2.3	3.4	7.2	4.2	—	7.0	1.4	3.7
Food & Beverages	3.8	3.6	2.8	0.9	—	2.2	0.6	2.1
Forest & Paper Products	—	—	—	0.9	—	0.7	1.2	1.0
Gas Utilities	—	—	—	—	8.4	0.7	1.9	1.2
Health Services	—	—	—	3.3	—	—	—	—
Housing	3.5	1.8	1.4	4.0	—	1.6	—	—
Insurance	3.7	4.3	3.5	2.1	—	1.0	1.5	2.4
Leisure & Entertainment	3.0	1.0	3.5	0.8	—	1.1	1.7	2.1
Manufacturing	7.0	5.1	2.8	13.6	—	2.2	2.2	2.2
Medical Products	—	—	—	7.4	—	—	—	—
Metals & Mining	3.2	4.7	2.4	—	—	11.0	4.1	8.3
Pharmaceutical & Biotechnology	9.5	12.1	9.1	4.1	—	—	—	—
Real Estate	2.2	2.4	2.7	—	—	—	5.2	2.2
Retail	4.5	6.0	3.9	7.1	—	3.2	5.6	2.5
Semiconductors & Components	4.2	6.3	2.3	4.1	—	5.8	6.6	6.2
Technology	3.1	1.8	3.2	2.9	—	0.8	1.1	0.7
Technology Hardware	—	—	1.7	2.5	1.2	2.2	6.1	4.5
Telecommunications	6.2	6.3	4.8	2.4	—	9.0	3.8	9.9
Transportation	2.6	—	1.3	3.2	35.1	0.8	—	—
Utilities	—	—	—	—	—	—	1.5	—
Water	—	—	—	—	7.1	—	—	—
Subtotal	97.4	97.6	95.8	97.4	99.1	95.7	96.1	93.9
Short-Term Investments	—	2.0	3.0	1.6	2.3	3.8	4.7	7.5
Repurchase Agreement	1.9	—	—	—	—	—	—	—
Total Investments	99.3%	99.6%	98.8%	99.0%	101.4%	99.5%	100.8%	101.4%

The accompanying notes are an integral part of these financial statements.

60  Semi-Annual Report

(This Page Intentionally Left Blank)

Semi-Annual Report  61

The Lazard Funds, Inc. Statements of Assets and Liabilities (unaudited)

June 30, 2010	Lazard U.S. Equity Value Portfolio	Lazard U.S. Strategic Equity Portfolio

ASSETS
Investments in securities, at value	$11,028,422	$67,597,651
Cash	—	—
Foreign currency	—	—
Receivables for:
Capital stock sold	—	106,958
Dividends and interest	16,683	18,790
Investments sold	343,112	459,510
Amount due from Investment Manager (Note 3)	15,990	—
Total assets	11,404,207	68,182,909

LIABILITIES
Payables for:
Management fees	—	41,722
Accrued distribution fees	57	2,545
Accrued directors’ fees	70	581
Investments purchased	486,231	688,792
Capital stock redeemed	—	2,303
Other accrued expenses and payables	41,833	46,938
Total liabilities	528,191	782,881
Net assets	$10,876,016	$67,400,028

NET ASSETS
Paid in capital	$14,618,375	$93,265,323
Undistributed net investment income (loss)	35,003	1,072,502
Accumulated net realized loss	(3,009,726)	(26,825,544)
Net unrealized appreciation (depreciation) on:
Investments	(767,636)	(112,253)
Foreign currency	—	—
Net assets	$10,876,016	$67,400,028

Institutional Shares
Net assets	$10,623,193	$58,752,229
Shares of capital stock outstanding*	1,338,850	8,051,957
Net asset value, offering and redemption price per share	$7.93	$7.30

Open Shares
Net assets	$252,823	$8,647,799
Shares of capital stock outstanding*	31,725	1,186,459
Net asset value, offering and redemption price per share	$7.97	$7.29

Cost of investments in securities	$11,796,058	$67,709,904
Cost of foreign currency	$—	$—

* $0.001 par value 2,350,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

62  Semi-Annual Report

Lazard U.S. Mid Cap Equity Portfolio	Lazard U.S. Small-Mid Cap Equity Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio

$172,457,359	$79,371,677	$127,234,022	$5,411,013	$315,145,884
—	191	240	—	—
—	—	99,243	923	212,270

210,961	105,725	67,017	2,270	1,369,365
108,673	43,250	512,334	31,913	1,597,874
1,933,927	1,115,478	417,952	—	1,891,971
—	—	—	28,822	—
174,710,920	80,636,321	128,330,808	5,474,941	320,217,364

113,646	50,161	81,819	—	203,003
16,695	4,167	4,051	753	4,828
1,675	583	1,181	65	2,508
909,717	2,025,277	—	115	872,877
279,770	148,858	67,721	—	54,393
63,279	48,290	64,802	40,709	96,687
1,384,782	2,277,336	219,574	41,642	1,234,296
$173,326,138	$78,358,985	$128,111,234	$5,433,299	$318,983,068

$274,960,193	$87,311,982	$177,224,660	$10,213,176	$420,065,498
466,308	(150,058)	5,034,502	294,571	5,283,356
(107,656,455)	(13,670,743)	(47,219,340)	(4,851,900)	(92,430,146)

5,556,092	4,867,804	(6,933,661)	(222,548)	(13,950,960)
—	—	5,073	—	15,320
$173,326,138	$78,358,985	$128,111,234	$5,433,299	$318,983,068

$112,410,823	$59,322,649	$110,377,901	$2,121,591	$295,300,579
11,144,043	5,167,568	9,528,369	314,825	34,811,217
$10.09	$11.48	$11.58	$6.74	$8.48

$60,915,315	$19,036,336	$17,733,333	$3,311,708	$23,682,489
6,127,435	1,694,639	1,521,950	490,910	2,790,096
$9.94	$11.23	$11.65	$6.75	$8.49

$166,901,267	$74,503,873	$134,167,683	$5,633,561	$329,096,844
$—	$—	$98,173	$921	$208,430

Semi-Annual Report  63

June 30, 2010	Lazard International Small Cap Equity Portfolio	Lazard Global Listed Infrastructure Portfolio

ASSETS
Investments in securities, at value	$58,283,085	$88,663,842
Cash	—	—
Foreign currency	46,118	156,614
Swap agreement cash collateral	—	—
Receivables for:
Capital stock sold	20,540	204,011
Dividends and interest	167,346	446,096
Investments sold	506,452	12,484
Amount due from Investment Manager (Note 3)	—	—
Gross unrealized appreciation on:
Swap agreement	—	—
Forward currency contracts	—	22,769
Deferred offering expenses	—	—

Total assets	59,023,541	89,505,816

LIABILITIES
Payables for:
Management fees	31,073	59,394
Accrued distribution fees	5,107	10
Accrued directors’ fees	559	563
Investments purchased	—	473,201
Capital stock redeemed	41,099	62,102
Dividends	—	—
Gross unrealized depreciation on:
Swap agreement	—	—
Forward currency contracts	—	1,481,295
Premium for written swap agreement	—	—
Other accrued expenses and payables	80,132	2,023

Total liabilities	157,970	2,078,588

Net assets	$58,865,571	$87,427,228

NET ASSETS
Paid in capital	$143,188,398	$95,141,339
Undistributed (distributions in excess of) net investment income	1,551,214	501,863
Accumulated net realized gain (loss)	(85,837,694)	6,646,053
Net unrealized appreciation (depreciation) on:
Investments	(32,885)	(13,394,217)
Swap agreement	—	—
Foreign currency and forward currency contracts	(3,462)	(1,467,810)

Net assets	$58,865,571	$87,427,228

Institutional Shares
Net assets	$37,020,067	$87,378,466
Shares of capital stock outstanding*	5,892,251	9,578,922
Net asset value, offering and redemption price per share	$6.28	$9.12

Open Shares
Net assets	$21,845,504	$48,762
Shares of capital stock outstanding*	3,474,831	5,347
Net asset value, offering and redemption price per share	$6.29	$9.12

Cost of investments in securities	$58,315,970	$102,058,059
Cost of foreign currency	$46,038	$157,289

* $0.001 par value 2,350,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

64  Semi-Annual Report

Lazard Emerging Markets Equity Portfolio	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard U.S. High Yield Portfolio	Lazard Capital Allocator Opportunistic Strategies Portfolio

$13,426,732,296	$32,279,275	$1,262,740	$105,090,809	$201,245,618
98,923	—	—	868	—
26,317,032	152,606	5,866	—	—
—	—	—	—	270,000

59,527,199	382,602	4,000	230,328	233,848
46,823,413	96,624	1,761	1,836,526	27,413
15,953,132	254,780	—	—	—
—	—	30,701	—	—

—	—	—	—	326,137
—	—	—	—	46,704
—	—	38,030	—	—

13,575,451,995	33,165,887	1,343,098	107,158,531	202,149,720

11,202,221	4,060	—	24,578	148,036
814,335	1,568	11	4,592	1,544
91,069	464	2,772	726	1,688
28,723,234	1,053,385	28,788	702,868	—
24,920,625	24,062	—	55,235	1,918,840
—	—	—	160,995	—

—	—	—	—	641,864
—	—	—	—	136,101
—	—	—	—	2,031
14,748,621	62,919	66,797	48,014	37,109

80,500,105	1,146,458	98,368	997,008	2,887,213

$13,494,951,890	$32,019,429	$1,244,730	$106,161,523	$199,262,507

$13,667,514,700	$22,268,367	$1,255,500	$128,479,191	$232,275,928
43,205,246	190,028	753	(230,257)	743,095
(1,163,337,880)	10,520,111	19,124	(24,380,446)	(36,338,971)

947,946,090	(959,714)	(30,706)	2,293,035	2,987,648
—	—	—	—	(315,727)
(376,266)	637	59	—	(89,466)

$13,494,951,890	$32,019,429	$1,244,730	$106,161,523	$199,262,507

$9,755,535,952	$23,863,286	$1,194,795	$83,483,882	$192,968,582
561,124,035	1,893,582	119,620	17,819,645	22,858,960
$17.39	$12.60	$9.99	$4.68	$8.44

$3,739,415,938	$8,156,143	$49,935	$22,677,641	$6,293,925
212,240,819	647,984	5,000	4,816,895	746,174
$17.62	$12.59	$9.99	$4.71	$8.43
$12,467,420,909	$33,238,989	$1,293,446	$102,797,774	$198,257,970
$26,460,064	$152,577	$5,863	$—	$—

Semi-Annual Report  65

The Lazard Funds, Inc. Statements of Operations (unaudited)

For the Six Months Ended June 30, 2010	Lazard U.S. Equity Value Portfolio	Lazard U.S. Strategic Equity Portfolio

Investment Income
Income
Dividends	$103,759	$674,198
Interest	11	25

Total investment income*	103,770	674,223

Expenses
Management fees (Note 3)	37,179	278,658
Custodian fees	28,550	28,058
Distribution fees (Open Shares)	375	11,370
Shareholders’ services	12,382	12,964
Administration fees	25,864	32,226
Shareholders’ reports	107	1,130
Professional services	26,465	27,019
Registration fees	13,862	13,985
Directors’ fees and expenses	151	1,246
Other	1,729	2,731

Total gross expenses	146,664	409,387

Management fees waived and expenses reimbursed	(87,267)	(5,646)
Administration fees waived	(9,375)	—
Expense reductions (Note 2(j))	—	—

Total net expenses	50,022	403,741

Net investment income (loss)	53,748	270,482

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments**	246,823	2,347,115
Foreign currency	—	—
Net change in unrealized depreciation on:
Investments†	(1,258,543)	(9,319,052)
Foreign currency	—	—

Net realized and unrealized loss on investments and foreign currency	(1,011,720)	(6,971,937)

Net decrease in net assets resulting from operations	$(957,972)	$(6,701,455)

* Net of foreign withholding taxes of	$—	$—

** Net of foreign capital gains taxes of	$—	$—

† Includes net change in unrealized foreign capital gains taxes of	$—	$—

The accompanying notes are an integral part of these financial statements.

66  Semi-Annual Report

Lazard U.S. Mid Cap Equity Portfolio	Lazard U.S. Small-Mid Cap Equity Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio

$1,424,371	$308,677	$2,551,702	$135,906	$5,625,321
148	174	156	5	656

1,424,519	308,851	2,551,858	135,911	5,625,977

767,175	299,002	550,099	31,464	1,287,110
38,773	37,387	63,261	45,781	120,348
84,615	25,330	24,000	5,102	28,015
15,305	13,944	13,905	12,527	13,430
45,253	32,769	39,465	25,536	59,118
6,401	3,904	4,901	556	4,367
28,198	27,026	27,696	26,462	29,213
15,795	15,562	14,068	12,886	16,019
3,611	1,265	2,562	139	5,562
4,961	2,741	3,962	1,809	6,891

1,010,087	458,930	743,919	162,262	1,570,073

—	—	—	(113,568)	—
—	—	—	—	—
(73)	(20)	(30)	(2)	—

1,010,014	458,910	743,889	48,692	1,570,073

414,505	(150,059)	1,807,969	87,219	4,055,904

19,799,766	8,988,804	(2,514,753)	(19,627)	6,412,710
—	—	(59,622)	(2,983)	(279,432)

(21,665,514)	(11,127,385)	(16,729,920)	(941,087)	(45,567,616)
—	—	(1,238)	(94)	(46,917)

(1,865,748)	(2,138,581)	(19,305,533)	(963,791)	(39,481,255)

$(1,451,243)	$(2,288,640)	$(17,497,564)	$(876,572)	$(35,425,351)

$—	$—	$249,336	$12,758	$556,996

$—	$—	$531	$—	$—

$—	$—	$—	$—	$(18,189)

Semi-Annual Report  67

For the Six Months Ended June 30, 2010	Lazard International Small Cap Equity Portfolio	Lazard Global Listed Infrastructure Portfolio

Investment Income
Income
Dividends	$987,400	$1,963,380
Interest	—	328

Total investment income*	987,400	1,963,708

Expenses
Management fees (Note 3)	253,801	354,228
Custodian fees	77,143	61,206
Distribution fees (Open Shares)	31,491	64
Shareholders’ services	15,745	6,670
Administration fees	31,563	32,667
Shareholders’ reports	8,858	12,920
Professional services	26,996	50,648
Registration fees	14,039	19,804
Directors’ fees and expenses	1,195	1,110
Amortization of offering expenses	—	—
Other	2,944	4,405

Total gross expenses	463,775	543,722

Management fees waived and expenses reimbursed	(43,594)	(31,983)
Administration fees waived	—	—
Expense reductions (Note 2(j))	—	—

Total net expenses	420,181	511,739

Net investment income	567,219	1,451,969

Net Realized and Unrealized Gain (Loss) on Investments, Swap Agreements, Foreign Currency and Forward Currency Contracts
Net realized gain (loss) on:
Investments**	(2,674,569)	(615,173)
Swap agreements	—	—
Foreign currency and forward currency contracts	(7,314)	7,261,226
Net change in unrealized appreciation (depreciation) on:
Investments†	(1,830,164)	(13,394,217)
Swap agreements	—	—
Foreign currency and forward currency contracts	(4,042)	(1,467,810)

Net realized and unrealized loss on investments, swap agreements, foreign currency and forward currency contracts	(4,516,089)	(8,215,974)

Net increase (decrease) in net assets resulting from operations	$(3,948,870)	$(6,764,005)

* Net of foreign withholding taxes of	$117,996	$361,638

** Net of foreign capital gains taxes of	$—	$—

† Includes net change in unrealized foreign capital gains taxes of	$—	$—

(a) From Portfolio’s commencement of operations on May 28, 2010.

The accompanying notes are an integral part of these financial statements.

68  Semi-Annual Report

Lazard Emerging Markets Equity Portfolio	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Equity Blend Portfolio (a)	Lazard U.S. High Yield Portfolio	Lazard Capital Allocator Opportunistic Strategies Portfolio

$243,822,298	$583,092	$2,022	$—	$1,833,316
31,685	34	6	3,900,222	202

243,853,983	583,126	2,028	3,900,222	1,833,518

64,860,457	273,224	982	264,525	1,068,547
5,102,138	62,276	8,832	35,048	27,940
4,651,001	41,615	11	20,125	17,545
2,544,191	17,859	890	13,155	14,984
722,989	30,260	5,612	34,414	46,166
824,963	2,811	701	1,750	2,624
129,874	26,909	10,259	27,184	28,212
182,298	13,255	280	15,712	17,424
200,484	1,033	2,772	1,572	3,600
—	—	3,406	—	—
188,818	2,431	775	3,030	4,897

79,407,213	471,673	34,520	416,515	1,231,939

—	(66,544)	(31,682)	(127,839)	(120,717)
—	—	(1,563)	—	—
(1,512)	—	—	—	(251)

79,405,701	405,129	1,275	288,676	1,110,971

164,448,282	177,997	753	3,611,546	722,547

433,501,969	8,600,669	21,664	1,068,284	2,270,967
—	—	—	—	153,259
(16,799,841)	(111,518)	(2,540)	—	—

(1,108,740,152)	(8,877,412)	(30,706)	(1,422,284)	(11,833,289)
—	—	—	—	(315,727)
164,848	(1,518)	59	—	(89,474)

(691,873,176)	(389,779)	(11,523)	(354,000)	(9,814,264)

$(527,424,894)	$(211,782)	$(10,770)	$3,257,546	$(9,091,717)

$19,501,793	$36,762	$210	$—	$2,313

$885,719	$1,699	$—	$—	$—

$1,315,271	$—	$—	$—	$—

Semi-Annual Report  69

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard U.S. Equity Value Portfolio

	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$53,748	$115,530
Net realized gain (loss) on investments	246,823	(1,128,878)
Net change in unrealized appreciation (depreciation) on investments	(1,258,543)	2,777,855

Net increase (decrease) in net assets resulting from operations	(957,972)	1,764,507

Distributions to shareholders
From net investment income
Institutional Shares	—	(113,788)
Open Shares	—	(3,262)

Net decrease in net assets resulting from distributions	—	(117,050)

Capital stock transactions
Net proceeds from sales
Institutional Shares	3,321,981	304,242
Open Shares	17,243	133,161
Net proceeds from reinvestment of distributions
Institutional Shares	—	112,953
Open Shares	—	2,813
Cost of shares redeemed
Institutional Shares	(226,605)	(88,111)
Open Shares	(43,871)	(36,876)

Net increase (decrease) in net assets from capital stock transactions	3,068,748	428,182

Redemption fees (Note 2(k))
Institutional Shares	1,144	—
Open Shares	—	26

Net increase in net assets from redemption fees	1,144	26

Total increase (decrease) in net assets	2,111,920	2,075,665
Net assets at beginning of period	8,764,096	6,688,431

Net assets at end of period*	$10,876,016	$8,764,096

* Includes undistributed (distributions in excess of) net investment income of	$35,003	$(18,745)

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	982,317	936,319

Shares sold	381,269	44,457
Shares issued to shareholders from reinvestment of distributions	—	13,003
Shares redeemed	(24,736)	(11,462)

Net increase (decrease)	356,533	45,998

Shares outstanding at end of period	1,338,850	982,317

Open Shares
Shares outstanding at beginning of period	34,649	19,092

Shares sold	1,924	19,468
Shares issued to shareholders from reinvestment of distributions	—	321
Shares redeemed	(4,848)	(4,232)

Net increase (decrease)	(2,924)	15,557

Shares outstanding at end of period	31,725	34,649

The accompanying notes are an integral part of these financial statements.

70  Semi-Annual Report

Lazard U.S. Strategic Equity Portfolio		Lazard U.S. Mid Cap Equity Portfolio		Lazard U.S. Small-Mid Cap Equity Portfolio

Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009

$270,482	$802,047	$414,505	$1,448,793	$(150,059)	$(103,747)
2,347,115	(7,129,841)	19,799,766	(17,280,343)	8,988,804	(1,444,661)
(9,319,052)	23,468,149	(21,665,514)	76,524,594	(11,127,385)	26,073,943

(6,701,455)	17,140,355	(1,451,243)	60,693,044	(2,288,640)	24,525,535

—	—	—	(1,061,800)	—	—
—	—	—	(362,964)	—	—

—	—	—	(1,424,764)	—	—

2,942,525	3,621,141	21,092,653	36,596,957	7,701,827	18,625,206
2,238,682	3,948,509	8,003,050	13,677,026	3,813,678	7,627,394

—	—	—	751,427	—	—
—	—	—	339,321	—	—

(4,477,053)	(7,392,941)	(51,733,718)	(35,236,721)	(2,730,404)	(18,159,522)
(1,700,057)	(4,187,168)	(15,591,449)	(30,418,809)	(3,710,923)	(4,480,404)

(995,903)	(4,010,459)	(38,229,464)	(14,290,799)	5,074,178	3,612,674

8	—	1,219	3,650	464	—
75	—	1,348	1,067	94	28

83	—	2,567	4,717	558	28

(7,697,275)	13,129,896	(39,678,140)	44,982,198	2,786,096	28,138,237
75,097,303	61,967,407	213,004,278	168,022,080	75,572,889	47,434,652

$67,400,028	$75,097,303	$173,326,138	$213,004,278	$78,358,985	$75,572,889

$1,072,502	$802,020	$466,308	$51,803	$(150,058)	$1

8,247,044	8,746,920	13,891,697	13,826,282	4,750,537	4,863,965

362,017	591,194	1,957,492	4,407,296	650,536	1,885,281
—	—	—	72,480	—	—
(557,104)	(1,091,070)	(4,705,146)	(4,414,361)	(233,505)	(1,998,709)

(195,087)	(499,876)	(2,747,654)	65,415	417,031	(113,428)

8,051,957	8,247,044	11,144,043	13,891,697	5,167,568	4,750,537

1,114,686	1,148,843	6,852,067	8,699,296	1,689,218	1,406,771

282,798	617,602	748,669	1,654,398	326,529	818,001
—	—	—	32,976	—	—
(211,025)	(651,759)	(1,473,301)	(3,534,603)	(321,108)	(535,554)

71,773	(34,157)	(724,632)	(1,847,229)	5,421	282,447

1,186,459	1,114,686	6,127,435	6,852,067	1,694,639	1,689,218

Semi-Annual Report  71

	Lazard International Equity Portfolio
	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009

Increase (Decrease) in Net Assets
Operations
Net investment income	$1,807,969	$3,150,453
Net realized gain (loss) on investments and foreign currency	(2,574,375)	(25,536,002)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(16,731,158)	54,145,089
Net increase (decrease) in net assets resulting from operations	(17,497,564)	31,759,540

Distributions to shareholders
From net investment income
Institutional Shares	—	(50,545)
Open Shares	—	—
Net decrease in net assets resulting from distributions	—	(50,545)

Capital stock transactions
Net proceeds from sales
Institutional Shares	2,540,636	6,660,199
Open Shares	2,859,472	6,211,004
Net proceeds from reinvestment of distributions
Institutional Shares	—	35,632
Open Shares	—	—
Cost of shares redeemed
Institutional Shares	(16,111,265)	(15,396,026)
Open Shares	(2,269,781)	(5,330,811)
Net increase (decrease) in net assets from capital stock transactions	(12,980,938)	(7,820,002)

Redemption fees (Note 2(k))
Institutional Shares	62	947
Open Shares	29	—
Net increase (decrease) in net assets from redemption fees	91	947
Total increase (decrease) in net assets	(30,478,411)	23,889,940
Net assets at beginning of period	158,589,645	134,699,705
Net assets at end of period*	$128,111,234	$158,589,645
* Includes undistributed net investment income of	$5,034,502	$3,226,533

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	10,584,664	11,420,948
Shares sold	200,841	607,053
Shares issued to shareholders from reinvestment of distributions	—	2,881
Shares redeemed	(1,257,136)	(1,446,218)
Net increase (decrease)	(1,056,295)	(836,284)
Shares outstanding at end of period	9,528,369	10,584,664

Open Shares
Shares outstanding at beginning of period	1,474,744	1,398,912
Shares sold	226,052	560,515
Shares issued to shareholders from reinvestment of distributions	—	—
Shares redeemed	(178,846)	(484,683)
Net increase (decrease)	47,206	75,832
Shares outstanding at end of period	1,521,950	1,474,744

The accompanying notes are an integral part of these financial statements.

72  Semi-Annual Report

Lazard International Equity Select Portfolio		Lazard International Strategic Equity Portfolio		Lazard International Small Cap Equity Portfolio
Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009

$87,219	$201,770	$4,055,904	$6,601,062	$567,219	$1,040,146
(22,610)	(2,579,559)	6,133,278	(50,885,864)	(2,681,883)	(46,018,345)
(941,181)	3,955,286	(45,614,533)	115,551,293	(1,834,206)	61,363,581
(876,572)	1,577,497	(35,425,351)	71,266,491	(3,948,870)	16,385,382

—	(11,249)	—	(6,008,173)	—	—
—	(2,723)	—	(269,925)	—	—
—	(13,972)	—	(6,278,098)	—	—

196,310	1,387,848	26,837,098	40,370,073	8,247,614	23,843,888
324,414	918,356	10,754,331	12,171,444	1,237,553	8,784,586

—	7,209	—	4,544,925	—	—
—	2,505	—	264,695	—	—

(1,649,725)	(1,993,398)	(10,278,953)	(41,400,791)	(8,921,676)	(65,099,266)
(1,017,021)	(3,143,891)	(3,921,166)	(9,150,357)	(5,912,257)	(20,446,760)
(2,146,022)	(2,821,371)	23,391,310	6,799,989	(5,348,766)	(52,917,552)

—	313	24	191	16	413
335	263	230	(2,084)	5	2,454
335	576	254	(1,893)	21	2,867
(3,022,259)	(1,257,270)	(12,033,787)	71,786,489	(9,297,615)	(36,529,303)
8,455,558	9,712,828	331,016,855	259,230,366	68,163,186	104,692,489
$5,433,299	$8,455,558	$318,983,068	$331,016,855	$58,865,571	$68,163,186
$294,571	$207,352	$5,283,356	$1,227,452	$1,551,214	$983,995

509,472	604,238	33,103,967	32,709,101	6,021,391	15,560,787
26,631	212,263	2,781,637	4,550,037	1,183,317	4,055,748
—	985	—	484,282	—	—
(221,278)	(308,014)	(1,074,387)	(4,639,453)	(1,312,457)	(13,595,144)
(194,647)	(94,766)	1,707,250	394,866	(129,140)	(9,539,396)
314,825	509,472	34,811,217	33,103,967	5,892,251	6,021,391

586,579	912,853	2,061,818	1,814,586	4,168,917	6,237,024
42,109	135,263	1,159,874	1,449,537	183,008	1,514,858
—	341	—	28,037	—	—
(137,778)	(461,878)	(431,596)	(1,230,342)	(877,094)	(3,582,965)
(95,669)	(326,274)	728,278	247,232	(694,086)	(2,068,107)
490,910	586,579	2,790,096	2,061,818	3,474,831	4,168,917

Semi-Annual Report   73

	Lazard Global Listed Infrastructure Portfolio
	Six Months Ended June 30, 2010 (unaudited)	Period Ended December 31, 2009**

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,451,969	$(4)
Net realized gain (loss) on investments, foreign currency and forward currency contracts	6,646,053	—
Net change in unrealized appreciation (depreciation) on investments, foreign currency and forward currency contracts	(14,862,027)	—
Net increase (decrease) in net assets resulting from operations	(6,764,005)	(4)

Distributions to shareholders
From net investment income
Institutional Shares	(949,651)	—
Open Shares	(455)	—
From net realized gains
Institutional Shares	—	—
Open Shares	—	—
Net decrease in net assets resulting from distributions	(950,106)	—

Capital stock transactions
Net proceeds from sales
Institutional Shares	107,736,526	73,899
Open Shares	3,000	50,000
Net proceeds from reinvestment of distributions
Institutional Shares	948,169	—
Open Shares	455	—
Cost of shares redeemed
Institutional Shares	(13,670,711)	—
Open Shares	—	—
Net increase (decrease) in net assets from capital stock transactions	95,017,439	123,899

Redemption fees (Note 2(k))
Institutional Shares	5	—
Open Shares	—	—
Net increase in net assets from redemption fees	5	—
Total increase (decrease) in net assets	87,303,333	123,895
Net assets at beginning of period	123,895	—
Net assets at end of period*	$87,427,228	$123,895
* Includes undistributed (distributions in excess of) net investment income of	$501,863	$—
** Portfolio commenced operations on December 31, 2009.
† Portfolio commenced operations on May 28, 2010.

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	7,390	—
Shares sold	10,876,285	7,390
Shares issued to shareholders from reinvestment of distributions	98,189	—
Shares redeemed	(1,402,942)	—
Net increase	9,571,532	7,390
Shares outstanding at end of period	9,578,922	7,390

Open Shares
Shares outstanding at beginning of period	5,000	—
Shares sold	300	5,000
Shares issued to shareholders from reinvestment of distributions	47	—
Shares redeemed	—	—
Net increase (decrease)	347	5,000
Shares outstanding at end of period	5,347	5,000

The accompanying notes are an integral part of these financial statements.

74  Semi-Annual Report

Lazard Emerging Markets Equity Portfolio		Lazard Developing Markets Equity Portfolio		Lazard Emerging Markets Equity Blend Portfolio
Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009	Period Ended June 30, 2010 (unaudited)†

$164,448,282	$173,491,609	$177,997	$(73,007)	$753
416,702,128	(1,134,986,477)	8,489,151	4,740,733	19,124
(1,108,575,304)	4,905,051,593	(8,878,930)	9,714,986	(30,647)
(527,424,894)	3,943,556,725	(211,782)	14,382,712	(10,770)

—	(213,098,743)	—	(53,044)	—
(1,507)	(75,965,459)	—	(9,449)	—

—	—	—	(617,737)	—
—	—	—	(1,313,171)	—
(1,507)	(289,064,202)	—	(1,993,401)	—

2,629,020,637	3,728,730,269	7,091,457	6,734,603	1,205,500
1,017,663,567	1,942,142,287	8,878,906	38,429,793	50,000

(114)	179,344,209	—	637,253	—
538	68,872,759	—	1,304,978	—

(999,906,971)	(1,400,549,243)	(2,143,496)	(1,262,218)	—
(600,617,774)	(628,483,832)	(44,575,407)	(2,158,324)	—
2,046,159,883	3,890,056,449	(30,748,540)	43,686,085	1,255,500

121,494	180,078	1,100	51	—
102,300	240,241	1,032	5,416	—
223,794	420,319	2,132	5,467	—
1,518,957,276	7,544,969,291	(30,958,190)	56,080,863	1,244,730
11,975,994,614	4,431,025,323	62,977,619	6,896,756	—
$13,494,951,890	$11,975,994,614	$32,019,429	$62,977,619	$1,244,730
$43,205,246	$(121,241,529)	$190,028	$12,031	$753

471,812,807	303,003,714	1,517,818	999,421	—
144,645,915	255,663,716	538,207	604,160	119,620
(6)	9,991,334	—	48,720	—
(55,334,681)	(96,845,957)	(162,443)	(134,483)	—
89,311,228	168,809,093	375,764	518,397	119,620
561,124,035	471,812,807	1,893,582	1,517,818	119,620

190,254,536	102,746,768	3,258,336	54,614	—
54,929,723	127,649,425	673,325	3,300,183	5,000
29	3,780,047	—	99,693	—
(32,943,469)	(43,921,704)	(3,283,677)	(196,154)	—
21,986,283	87,507,768	(2,610,352)	3,203,722	5,000
212,240,819	190,254,536	647,984	3,258,336	5,000

Semi-Annual Report  75

	Lazard U.S. High Yield Portfolio

	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009

Increase in Net Assets
Operations
Net investment income	$3,611,546	$5,648,000
Net realized gain (loss) on investments	1,068,284	(4,302,446)
Net change in unrealized appreciation (depreciation) on investments	(1,422,284)	19,030,597

Net increase in net assets resulting from operations	3,257,546	20,376,151

Distributions to shareholders
From net investment income
Institutional Shares	(3,028,733)	(5,077,021)
Open Shares	(582,942)	(570,610)

Net decrease in net assets resulting from distributions	(3,611,675)	(5,647,631)

Capital stock transactions
Net proceeds from sales
Institutional Shares	14,663,851	59,926,907
Open Shares	19,788,460	6,119,172
Net proceeds from reinvestment of distributions
Institutional Shares	1,879,285	3,298,041
Open Shares	544,714	347,431
Cost of shares redeemed
Institutional Shares	(20,376,161)	(22,988,509)
Open Shares	(3,681,120)	(7,231,937)

Net increase in net assets from capital stock transactions	12,819,029	39,471,105

Redemption fees (Note 2(k))
Institutional Shares	1,765	6,353
Open Shares	768	5,462

Net increase in net assets from redemption fees	2,533	11,815

Total increase in net assets	12,467,433	54,211,440
Net assets at beginning of period	93,694,090	39,482,650

Net assets at end of period*	$106,161,523	$93,694,090

* Includes distributions in excess of net investment income of	$(230,257)	$(230,128)

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	18,619,657	9,073,796

Shares sold	3,138,619	14,172,786
Shares issued to shareholders from reinvestment of distributions	398,557	765,009
Shares redeemed	(4,337,188)	(5,391,934)

Net increase (decrease)	(800,012)	9,545,861

Shares outstanding at end of period	17,819,645	18,619,657

Open Shares
Shares outstanding at beginning of period	1,295,343	1,376,829

Shares sold	4,188,061	1,471,742
Shares issued to shareholders from reinvestment of distributions	114,857	79,651
Shares redeemed	(781,366)	(1,632,879)

Net increase (decrease)	3,521,552	(81,486)

Shares outstanding at end of period	4,816,895	1,295,343

The accompanying notes are an integral part of these financial statements.

76  Semi-Annual Report

	Lazard Capital Allocator Opportunistic Strategies Portfolio

	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009

Increase in (Decrease) Net Assets
Operations
Net investment income	$722,547	$2,803,446
Net realized gain (loss) on investments, swap agreements, foreign currency
and forward currency contracts	2,424,226	(19,863,801)
Net change in unrealized appreciation (depreciation) on investments, swap agreements,
foreign currency and forward currency contracts	(12,238,490)	50,755,183

Net increase (decrease) in net assets resulting from operations	(9,091,717)	33,694,828

Distributions to shareholders
From net investment income
Institutional Shares	—	(2,690,734)
Open Shares	—	(184,678)

Net decrease in net assets resulting from distributions	—	(2,875,412)

Capital stock transactions
Net proceeds from sales
Institutional Shares	31,488,147	98,851,646
Open Shares	2,385,066	12,563,627
Net proceeds from reinvestment of distributions
Institutional Shares	—	1,515,440
Open Shares	—	65,857
Cost of shares redeemed
Institutional Shares	(25,825,471)	(43,713,802)
Open Shares	(12,488,876)	(7,387,095)

Net increase (decrease) in net assets from capital stock transactions	(4,441,134)	61,895,673

Redemption fees (Note 2(k))
Institutional Shares	289	2,166
Open Shares	13	1,854

Net increase in net assets from redemption fees	302	4,020

Total increase (decrease) in net assets	(13,532,549)	92,719,109
Net assets at beginning of period	212,795,056	120,075,947

Net assets at end of period*	$199,262,507	$212,795,056

* Includes undistributed net investment income of	$743,095	$20,548

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	22,278,416	15,043,527

Shares sold	3,557,638	12,450,610
Shares issued to shareholders from reinvestment of distributions	—	171,624
Shares redeemed	(2,977,094)	(5,387,345)

Net increase	580,544	7,234,889

Shares outstanding at end of period	22,858,960	22,278,416

Open Shares
Shares outstanding at beginning of period	1,914,353	1,264,077

Shares sold	272,059	1,555,062
Shares issued to shareholders from reinvestment of distributions	—	7,450
Shares redeemed	(1,440,238)	(912,236)

Net increase (decrease)	(1,168,179)	650,276

Shares outstanding at end of period	746,174	1,914,353

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  77

The Lazard Funds, Inc. Financial Highlights

LAZARD U.S. EQUITY VALUE PORTFOLIO

	Six Months					For the Period
Selected data for a share of capital	Ended	Year Ended				9/30/05* to
stock outstanding throughout each period	6/30/10†	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Institutional Shares
Net asset value, beginning of period	$8.62	$7.00	$11.25	$11.73	$10.02	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.05	0.12	0.18	0.17	0.18	0.03
Net realized and unrealized gain (loss)	(0.74)	1.62	(4.26)	0.05	2.33	0.02
Total from investment operations	(0.69)	1.74	(4.08)	0.22	2.51	0.05
Less distributions from:
Net investment income	—	(0.12)	(0.17)	(0.15)	(0.62)	(0.03)
Net realized gains	—	—	—	(0.55)	(0.18)	—
Total distributions	—	(0.12)	(0.17)	(0.70)	(0.80)	(0.03)
Redemption fees	— (c)	—	—	— (c)	—	—
Net asset value, end of period	$7.93	$8.62	$7.00	$11.25	$11.73	$10.02

Total Return (b)	–8.00%	24.81%	–36.18%	1.65%	25.23%	0.48%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$10,623	$8,464	$6,554	$8,488	$390	$90
Ratios to average net assets:
Net expenses (d)	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Gross expenses (d)	2.83%	3.44%	3.21%	3.56%	112.90%	388.31%
Net investment income (d)	1.09%	1.60%	1.90%	1.40%	1.57%	1.17%
Portfolio turnover rate	38%	62%	97%	83%	95%	13%

	Six Months					For the Period
Selected data for a share of capital	Ended	Year Ended				9/30/05* to
stock outstanding throughout each period	6/30/10†	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Open Shares
Net asset value, beginning of period	$8.67	$7.04	$11.31	$11.77	$10.02	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.03	0.09	0.15	0.13	0.12	0.02
Net realized and unrealized gain (loss)	(0.73)	1.64	(4.28)	0.06	2.37	0.02
Total from investment operations	(0.70)	1.73	(4.13)	0.19	2.49	0.04
Less distributions from:
Net investment income	—	(0.10)	(0.14)	(0.11)	(0.56)	(0.02)
Net realized gains	—	—	—	(0.55)	(0.18)	—
Total distributions	—	(0.10)	(0.14)	(0.66)	(0.74)	(0.02)
Redemption fees	—	— (c)	—	0.01	—	—
Net asset value, end of period	$7.97	$8.67	$7.04	$11.31	$11.77	$10.02

Total Return (b)	–8.07%	24.49%	–36.43%	1.59%	24.83%	0.41%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$253	$300	$134	$341	$240	$10
Ratios to average net assets:
Net expenses (d)	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%
Gross expenses (d)	7.09%	5.52%	12.10%	9.40%	138.32%	596.46%
Net investment income (d)	0.79%	1.15%	1.56%	1.02%	1.05%	0.86%
Portfolio turnover rate	38%	62%	97%	83%	95%	13%

†	Unaudited.
*	Commencement of operations.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

78  Semi-Annual Report

LAZARD U.S. STRATEGIC EQUITY PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/10†	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Institutional Shares
Net asset value, beginning of period	$8.02	$6.26	$10.03	$11.81	$10.38	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.03	0.08	0.12	0.11	0.08	0.09
Net realized and unrealized gain (loss)	(0.75)	1.68	(3.65)	(0.04)	1.73	0.41
Total from investment operations	(0.72)	1.76	(3.53)	0.07	1.81	0.50
Less distributions from:
Net investment income	—	—	(0.12)	(0.12)	(0.07)	(0.03)
Net realized gains	—	—	(0.12)	(1.73)	(0.31)	(0.09)
Total distributions	—	—	(0.24)	(1.85)	(0.38)	(0.12)
Redemption fees	— (c)	—	—	—	— (c)	—
Net asset value, end of period	$7.30	$8.02	$6.26	$10.03	$11.81	$10.38

Total Return (b)	–8.98%	28.12%	–35.43%	0.33%	17.44%	4.99%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$58,752	$66,153	$54,749	$88,242	$117,194	$15,085
Ratios to average net assets:
Net expenses (d)	1.05%	1.05%	1.05%	0.98%	1.05%	1.16%
Gross expenses (d)	1.06%	1.09%	1.06%	0.98%	1.35%	13.80%
Net investment income (d)	0.76%	1.26%	1.45%	0.86%	0.71%	0.90%
Portfolio turnover rate	31%	76%	82%	58%	82%	53%

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/10†	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Open Shares
Net asset value, beginning of period	$8.02	$6.28	$10.05	$11.83	$10.39	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.02	0.07	0.10	0.06	— (c)	0.06
Net realized and unrealized gain (loss)	(0.75)	1.67	(3.65)	(0.03)	1.79	0.35
Total from investment operations	(0.73)	1.74	(3.55)	0.03	1.79	0.41
Less distributions from:
Net investment income	—	—	(0.10)	(0.08)	(0.04)	—
Net realized gains	—	—	(0.12)	(1.73)	(0.31)	(0.09)
Total distributions	—	—	(0.22)	(1.81)	(0.35)	(0.09)
Redemption fees	— (c)	—	—	— (c)	—	0.07
Net asset value, end of period	$7.29	$8.02	$6.28	$10.05	$11.83	$10.39

Total Return (b)	–9.10%	27.71%	–35.63%	–0.07%	17.20%	4.79%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$8,648	$8,945	$7,218	$11,558	$11,836	$234
Ratios to average net assets:
Net expenses (d)	1.35%	1.35%	1.35%	1.35%	1.35%	1.50%
Gross expenses (d)	1.43%	1.39%	1.51%	1.40%	7.38%	33.06%
Net investment income (d)	0.47%	0.96%	1.15%	0.50%	0.03%	0.58%
Portfolio turnover rate	31%	76%	82%	58%	82%	53%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  79

LAZARD U.S. MID CAP EQUITY PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/10†	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Institutional Shares
Net asset value, beginning of period	$10.31	$7.50	$12.46	$14.41	$13.23	$13.20
Income (loss) from investment operations:
Net investment income (a)	0.03	0.08	0.15	0.12	0.09	0.09
Net realized and unrealized gain (loss)	(0.25)	2.81	(4.93)	(0.51)	1.88	1.07
Total from investment operations	(0.22)	2.89	(4.78)	(0.39)	1.97	1.16
Less distributions from:
Net investment income	—	(0.08)	(0.18)	(0.11)	(0.08)	(0.07)
Net realized gains	—	—	—	(1.45)	(0.71)	(1.06)
Total distributions	—	(0.08)	(0.18)	(1.56)	(0.79)	(1.13)
Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	—
Net asset value, end of period	$10.09	$10.31	$7.50	$12.46	$14.41	$13.23

Total Return (b)	–2.13%	38.49%	–38.33%	–2.93%	14.85%	8.89%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$112,411	$143,267	$103,650	$277,953	$235,367	$171,912
Ratios to average net assets:
Net expenses (d)	0.90%	0.91%	0.89%	0.87%	0.89%	0.93%
Gross expenses (d)	0.90%	0.91%	0.89%	0.87%	0.89%	0.93%
Net investment income (d)	0.49%	0.90%	1.41%	0.81%	0.66%	0.67%
Portfolio turnover rate	38%	77%	81%	100%	76%	80%

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/10†	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Open Shares
Net asset value, beginning of period	$10.18	$7.40	$12.29	$14.23	$13.07	$13.06
Income (loss) from investment operations:
Net investment income (a)	0.01	0.05	0.13	0.09	0.05	0.05
Net realized and unrealized gain (loss)	(0.25)	2.78	(4.87)	(0.51)	1.86	1.05
Total from investment operations	(0.24)	2.83	(4.74)	(0.42)	1.91	1.10
Less distributions from:
Net investment income	—	(0.05)	(0.15)	(0.07)	(0.04)	(0.03)
Net realized gains	—	—	—	(1.45)	(0.71)	(1.06)
Total distributions	—	(0.05)	(0.15)	(1.52)	(0.75)	(1.09)
Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Net asset value, end of period	$9.94	$10.18	$7.40	$12.29	$14.23	$13.07

Total Return (b)	–2.36%	38.26%	–38.53%	–3.17%	14.57%	8.53%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$60,915	$69,737	$64,372	$158,062	$80,410	$54,370
Ratios to average net assets:
Net expenses (d)	1.16%	1.17%	1.15%	1.13%	1.18%	1.23%
Gross expenses (d)	1.16%	1.17%	1.15%	1.13%	1.18%	1.23%
Net investment income (d)	0.22%	0.64%	1.17%	0.58%	0.37%	0.35%
Portfolio turnover rate	38%	77%	81%	100%	76%	80%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. A period of less than one year is not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

80  Semi-Annual Report

LAZARD U.S. SMALL-MID CAP EQUITY PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/10†	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Institutional Shares
Net asset value, beginning of period	$11.80	$7.59	$11.58	$14.44	$15.40	$18.84
Income (loss) from investment operations:
Net investment income (loss) (a)	(0.02)	(0.01)	0.01	0.04	0.02	0.02
Net realized and unrealized gain (loss)	(0.30)	4.22	(4.00)	(0.87)	2.60	0.76
Total from investment operations	(0.32)	4.21	(3.99)	(0.83)	2.62	0.78
Less distributions from:
Net investment income	—	—	—	(0.04)	(0.01)	(0.02)
Net realized gains	—	—	—	(1.99)	(3.57)	(4.20)
Total distributions	—	—	—	(2.03)	(3.58)	(4.22)
Redemption fees	— (c)	—	— (c)	— (c)	— (c)	— (c)
Net asset value, end of period	$11.48	$11.80	$7.59	$11.58	$14.44	$15.40

Total Return (b)	–2.71%	55.47%	–34.46%	–6.38%	17.11%	4.31%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$59,323	$56,042	$36,934	$109,853	$196,483	$253,236
Ratios to average net assets:
Net expenses (d)	1.08%	1.22%	1.13%	0.93%	0.91%	0.88%
Gross expenses (d)	1.08%	1.23%	1.13%	0.93%	0.91%	0.88%
Net investment income (loss) (d)	–0.30%	–0.12%	0.08%	0.24%	0.10%	0.10%
Portfolio turnover rate	76%	195%	138%	98%	86%	87%

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/10†	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Open Shares
Net asset value, beginning of period	$11.56	$7.46	$11.43	$14.27	$15.29	$18.78
Income (loss) from investment operations:
Net investment loss (a)	(0.04)	(0.04)	(0.03)	(0.01)	(0.03)	(0.04)
Net realized and unrealized gain (loss)	(0.29)	4.14	(3.94)	(0.84)	2.58	0.75
Total from investment operations	(0.33)	4.10	(3.97)	(0.85)	2.55	0.71
Less distributions from:
Net realized gains	—	—	—	(1.99)	(3.57)	(4.20)
Total distributions	—	—	—	(1.99)	(3.57)	(4.20)
Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Net asset value, end of period	$11.23	$11.56	$7.46	$11.43	$14.27	$15.29

Total Return (b)	–2.85%	54.96%	–34.73%	–6.60%	16.77%	3.93%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$19,036	$19,531	$10,500	$25,203	$35,627	$37,057
Ratios to average net assets:
Net expenses (d)	1.37%	1.51%	1.49%	1.25%	1.23%	1.19%
Gross expenses (d)	1.37%	1.52%	1.49%	1.25%	1.23%	1.19%
Net investment loss (d)	–0.60%	–0.40%	–0.26%	–0.07%	–0.21%	–0.21%
Portfolio turnover rate	76%	195%	138%	98%	86%	87%

†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  81

LAZARD INTERNATIONAL EQUITY PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/10†	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Institutional Shares
Net asset value, beginning of period	$13.14	$10.50	$17.55	$16.31	$14.00	$12.91
Income (loss) from investment operations:
Net investment income (a)	0.16	0.26	0.36	0.36	0.33	0.26
Net realized and unrealized gain (loss)	(1.72)	2.38	(7.00)	1.42	2.83	1.16
Total from investment operations	(1.56)	2.64	(6.64)	1.78	3.16	1.42
Less distributions from:
Net investment income	—	— (c)	(0.41)	(0.54)	(0.85)	(0.33)
Total distributions	—	— (c)	(0.41)	(0.54)	(0.85)	(0.33)
Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Net asset value, end of period	$11.58	$13.14	$10.50	$17.55	$16.31	$14.00

Total Return (b)	–11.87%	25.19%	–37.75%	10.96%	22.92%	11.25%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$110,378	$139,070	$119,870	$335,323	$701,145	$1,035,346
Ratios to average net assets:
Net expenses (d)	0.97%	0.99%	0.93%	0.89%	0.84%	0.89%
Gross expenses (d)	0.97%	0.99%	0.93%	0.89%	0.84%	0.89%
Net investment income (d)	2.50%	2.33%	2.47%	2.08%	2.14%	2.03%
Portfolio turnover rate	24%	66%	44%	50%	68%	60%

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/10†	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Open Shares
Net asset value, beginning of period	$13.24	$10.60	$17.69	$16.40	$14.03	$12.94
Income (loss) from investment operations:
Net investment income (a)	0.14	0.22	0.31	0.32	0.25	0.23
Net realized and unrealized gain (loss)	(1.73)	2.42	(7.04)	1.41	2.87	1.16
Total from investment operations	(1.59)	2.64	(6.73)	1.73	3.12	1.39
Less distributions from:
Net investment income	—	—	(0.36)	(0.44)	(0.75)	(0.30)
Total distributions	—	—	(0.36)	(0.44)	(0.75)	(0.30)
Redemption fees	— (c)	—	— (c)	— (c)	— (c)	— (c)
Net asset value, end of period	$11.65	$13.24	$10.60	$17.69	$16.40	$14.03

Total Return (b)	–12.01%	24.91%	–37.98%	10.57%	22.59%	10.93%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$17,733	$19,520	$14,829	$32,449	$49,657	$48,770
Ratios to average net assets:
Net expenses (d)	1.28%	1.27%	1.28%	1.19%	1.15%	1.18%
Gross expenses (d)	1.28%	1.27%	1.28%	1.19%	1.15%	1.18%
Net investment income (d)	2.25%	1.98%	2.16%	1.89%	1.63%	1.78%
Portfolio turnover rate	24%	66%	44%	50%	68%	60%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. A period of less than one year is not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

82  Semi-Annual Report

LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO

	Six Months Ended 6/30/10†
Selected data for a share of capital stock outstanding throughout each period		Year Ended
		12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Institutional Shares
Net asset value, beginning of period	$7.70	$6.39	$11.78	$13.07	$11.73	$11.25
Income (loss) from investment operations:
Net investment income (a)	0.09	0.17	0.30	0.22	0.25	0.18
Net realized and unrealized gain (loss)	(1.05)	1.16	(4.73)	0.97	2.43	0.82
Total from investment operations	(0.96)	1.33	(4.43)	1.19	2.68	1.00
Less distributions from:
Net investment income	—	(0.02)	(0.33)	(0.25)	(0.23)	(0.16)
Net realized gains	—	—	(0.63)	(2.23)	(1.11)	(0.36)
Total distributions	—	(0.02)	(0.96)	(2.48)	(1.34)	(0.52)
Redemption fees	—	— (c)	— (c)	— (c)	— (c)	—
Net asset value, end of period	$6.74	$7.70	$6.39	$11.78	$13.07	$11.73

Total Return (b)	–12.47%	20.86%	–38.74%	9.25%	23.01%	8.90%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,122	$3,925	$3,860	$12,103	$16,677	$12,262
Ratios to average net assets:
Net expenses (d)	1.15%	1.15%	1.15%	1.15%	1.15%	1.15%
Gross expenses (d)	4.25%	3.46%	2.24%	1.67%	1.85%	1.97%
Net investment income (d)	2.49%	2.52%	3.06%	1.58%	1.90%	1.55%
Portfolio turnover rate	55%	67%	52%	50%	40%	33%

	Six Months Ended 6/30/10†
Selected data for a share of capital stock outstanding throughout each period		Year Ended
		12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Open Shares
Net asset value, beginning of period	$7.72	$6.41	$11.81	$13.10	$11.75	$11.28
Income (loss) from investment operations:
Net investment income (a)	0.08	0.14	0.26	0.16	0.21	0.12
Net realized and unrealized gain (loss)	(1.05)	1.17	(4.73)	0.99	2.44	0.83
Total from investment operations	(0.97)	1.31	(4.47)	1.15	2.65	0.95
Less distributions from:
Net investment income	—	— (c)	(0.30)	(0.21)	(0.19)	(0.12)
Net realized gains	—	—	(0.63)	(2.23)	(1.11)	(0.36)
Total distributions	—	— (c)	(0.93)	(2.44)	(1.30)	(0.48)
Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Net asset value, end of period	$6.75	$7.72	$6.41	$11.81	$13.10	$11.75

Total Return (b)	–12.56%	20.49%	–39.00%	8.92%	22.72%	8.46%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,312	$4,530	$5,853	$13,916	$12,545	$10,026
Ratios to average net assets:
Net expenses (d)	1.45%	1.45%	1.45%	1.45%	1.45%	1.45%
Gross expenses (d)	4.49%	3.62%	2.47%	1.95%	2.13%	2.28%
Net investment income (d)	2.25%	2.11%	2.67%	1.21%	1.65%	1.05%
Portfolio turnover rate	55%	67%	52%	50%	40%	33%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  83

LAZARD INTERNATIONAL STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/10†	Year Ended				For the Period 10/31/05* to 12/31/05
		12/31/09	12/31/08	12/31/07	12/31/06

Institutional Shares
Net asset value, beginning of period	$9.41	$7.51	$12.92	$12.66	$10.79	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.11	0.20	0.26	0.23	0.19	— (c)
Net realized and unrealized gain (loss)	(1.04)	1.88	(5.43)	1.36	2.64	0.79
Total from investment operations	(0.93)	2.08	(5.17)	1.59	2.83	0.79
Less distributions from:
Net investment income	—	(0.18)	(0.22)	(0.25)	(0.15)	—
Net realized gains	—	—	(0.02)	(1.08)	(0.81)	—
Total distributions	—	(0.18)	(0.24)	(1.33)	(0.96)	—
Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Net asset value, end of period	$8.48	$9.41	$7.51	$12.92	$12.66	$10.79

Total Return (b)	–9.88%	27.76%	–39.98%	12.88%	26.22%	7.90%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$295,301	$311,570	$245,604	$418,584	$343,931	$135,690
Ratios to average net assets:
Net expenses (d)	0.89%	0.91%	0.90%	0.88%	0.94%	1.46%
Gross expenses (d)	0.89%	0.91%	0.90%	0.88%	0.94%	1.46%
Net investment income (loss) (d)	2.37%	2.42%	2.48%	1.70%	1.57%	–0.20%
Portfolio turnover rate	26%	129%	72%	84%	68%	12%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/10†	Year Ended			For the Period 2/3/06* to 12/31/06
		12/31/09	12/31/08	12/31/07

Open Shares
Net asset value, beginning of period	$9.43	$7.51	$12.90	$12.64	$11.49
Income (loss) from investment operations:
Net investment income (a)	0.10	0.16	0.23	0.17	0.12
Net realized and unrealized gain (loss)	(1.04)	1.90	(5.42)	1.37	1.93
Total from investment operations	(0.94)	2.06	(5.19)	1.54	2.05
Less distributions from:
Net investment income	—	(0.14)	(0.18)	(0.20)	(0.09)
Net realized gains	—	—	(0.02)	(1.08)	(0.81)
Total distributions	—	(0.14)	(0.20)	(1.28)	(0.90)
Redemption fees	— (c)	— (c)	— (c)	—	— (c)
Net asset value, end of period	$8.49	$9.43	$7.51	$12.90	$12.64

Total Return (b)	–9.97%	27.38%	–40.18%	12.37%	17.90%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$23,682	$19,446	$13,627	$16,342	$10,669
Ratios to average net assets:
Net expenses (d)	1.20%	1.21%	1.24%	1.28%	1.45%
Gross expenses (d)	1.20%	1.21%	1.24%	1.28%	1.63%
Net investment income (d)	2.21%	1.98%	2.23%	1.29%	1.10%
Portfolio turnover rate	26%	129%	72%	84%	68%

†	Unaudited.
*	Commencement of operations.
(a)	Beginning with the fiscal year ended 12/31/06, net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

84  Semi-Annual Report

LAZARD INTERNATIONAL SMALL CAP EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/10†	Year Ended
		12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Institutional Shares
Net asset value, beginning of period	$6.68	$4.80	$10.49	$17.80	$17.10	$19.24
Income (loss) from investment operations:
Net investment income (a)	0.06	0.08	0.15	0.27	0.22	0.24
Net realized and unrealized gain (loss)	(0.46)	1.80	(5.19)	(1.20)	4.16	2.45
Total from investment operations	(0.40)	1.88	(5.04)	(0.93)	4.38	2.69
Less distributions from:
Net investment income	—	—	(0.14)	(0.63)	(0.25)	(0.22)
Net realized gains	—	—	(0.51)	(5.75)	(3.43)	(4.61)
Total distributions	—	—	(0.65)	(6.38)	(3.68)	(4.83)
Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Net asset value, end of period	$6.28	$6.68	$4.80	$10.49	$17.80	$17.10

Total Return (b)	–5.99%	39.17%	–49.84%	–4.61%	26.31%	14.77%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$37,020	$40,243	$74,640	$129,725	$698,166	$582,909
Ratios to average net assets:
Net expenses (d)	1.13%	1.17%	0.98%	0.91%	0.86%	0.93%
Gross expenses (d)	1.27%	1.21%	0.98%	0.91%	0.86%	0.93%
Net investment income (d)	1.80%	1.55%	1.81%	1.48%	1.20%	1.24%
Portfolio turnover rate	23%	51%	61%	59%	49%	33%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/10†	Year Ended
		12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Open Shares
Net asset value, beginning of period	$6.70	$4.82	$10.51	$17.77	$17.09	$19.22
Income (loss) from investment operations:
Net investment income (a)	0.05	0.07	0.13	0.21	0.17	0.18
Net realized and unrealized gain (loss)	(0.46)	1.81	(5.20)	(1.17)	4.13	2.45
Total from investment operations	(0.41)	1.88	(5.07)	(0.96)	4.30	2.63
Less distributions from:
Net investment income	—	—	(0.11)	(0.55)	(0.19)	(0.16)
Net realized gains	—	—	(0.51)	(5.75)	(3.43)	(4.61)
Total distributions	—	—	(0.62)	(6.30)	(3.62)	(4.77)
Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	0.01
Net asset value, end of period	$6.29	$6.70	$4.82	$10.51	$17.77	$17.09

Total Return (b)	–6.12%	39.00%	–50.02%	–4.79%	25.83%	14.47%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$21,846	$27,920	$30,052	$89,779	$137,358	$62,020
Ratios to average net assets:
Net expenses (d)	1.43%	1.43%	1.31%	1.20%	1.19%	1.27%
Gross expenses (d)	1.54%	1.48%	1.31%	1.20%	1.19%	1.27%
Net investment income (d)	1.47%	1.28%	1.56%	1.17%	0.89%	0.93%
Portfolio turnover rate	23%	51%	61%	59%	49%	33%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  85

LAZARD GLOBAL LISTED INFRASTRUCTURE PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/10†	Period Ended 12/31/09*

Institutional Shares
Net asset value, beginning of period	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.18	—	(c)
Net realized and unrealized loss	(0.96)	—

Total from investment operations	(0.78)	—	(c)

Less distributions from:
Net investment income	(0.10)	—

Total distributions	(0.10)	—

Redemption fees	— (c)	—

Net asset value, end of period	$9.12	$10.00

Total Return (b)	–7.85%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$87,378	$74
Ratios to average net assets:
Net expenses (d)	1.30%	1.30%
Gross expenses (d)	1.37%	1,825.00	%(e)
Net investment income (loss) (d)	3.69%	–1.30%
Portfolio turnover rate	19%	0%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/10†	Period Ended 12/31/09*

Open Shares
Net asset value, beginning of period	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.15	—	(c)
Net realized and unrealized loss	(0.94)	—

Total from investment operations	(0.79)	—	(c)

Less distributions from:
Net investment income	(0.09)	—

Total distributions	(0.09)	—

Net asset value, end of period	$9.12	$10.00

Total Return (b)	–7.99%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$49	$50
Ratios to average net assets:
Net expenses (d)	1.60%	1.60%
Gross expenses (d)	19.41%	1,825.00	%(e)
Net investment income (loss) (d)	3.16%	–1.60%
Portfolio turnover rate	19%	0%

†	Unaudited.
*	Portfolio commenced operations on December 31, 2009.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.
(e)	Gross expense ratio was the result of the Portfolio being in existence for one day during the period ended 12/31/09.

The accompanying notes are an integral part of these financial statements.

86  Semi-Annual Report

LAZARD EMERGING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended	Year Ended
	6/30/10†	12/31/09	12/31/08		12/31/07		12/31/06	12/31/05

Institutional Shares
Net asset value, beginning of period	$18.01	$10.88	$23.88		$20.60		$17.84	$13.98

Income (loss) from investment operations:
Net investment income (a)	0.24	0.35	0.61		0.36		0.33	0.29
Net realized and unrealized gain (loss)	(0.86)	7.24	(11.78)		6.41		4.98	5.42

Total from investment operations	(0.62)	7.59	(11.17)		6.77		5.31	5.71

Less distributions from:
Net investment income	—	(0.46)	(0.49)		(0.29)		(0.27)	(0.18)
Net realized gains	—	—	(1.34)		(3.20)		(2.28)	(1.67)

Total distributions	—	(0.46)	(1.83)		(3.49)		(2.55)	(1.85)

Redemption fees	— (c)	— (c)	—	(c)	—	(c)	— (c)	—	(c)

Net asset value, end of period	$17.39	$18.01	$10.88		$23.88		$20.60	$17.84

Total Return (b)	–3.44%	69.82%	–47.88%		33.05%		30.32%	41.40%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,755,536	$8,497,341	$3,295,983		$5,270,497		$2,744,753	$1,413,671
Ratios to average net assets:
Net expenses (d)	1.12%	1.15%	1.17%		1.20%		1.20%	1.27	%(e)
Gross expenses (d)	1.12%	1.15%	1.17%		1.20%		1.20%	1.28%
Net investment income (d)	2.64%	2.40%	3.16%		1.51%		1.67%	1.82%
Portfolio turnover rate	13%	49%	43%		53%		46%	48%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended	Year Ended
	6/30/10†	12/31/09	12/31/08		12/31/07		12/31/06	12/31/05

Open Shares
Net asset value, beginning of period	$18.28	$11.05	$24.17		$20.82		$17.99	$14.06

Income (loss) from investment operations:
Net investment income (a)	0.21	0.29	0.52		0.29		0.26	0.20
Net realized and unrealized gain (loss)	(0.87)	7.35	(11.87)		6.47		5.03	5.51

Total from investment operations	(0.66)	7.64	(11.35)		6.76		5.29	5.71

Less distributions from:
Net investment income	—	(0.41)	(0.43)		(0.22)		(0.18)	(0.14)
Net realized gains	—	—	(1.34)		(3.20)		(2.28)	(1.67)

Total distributions	—	(0.41)	(1.77)		(3.42)		(2.46)	(1.81)

Redemption fees	— (c)	— (c)	—	(c)	0.01		— (c)	0.03

Net asset value, end of period	$17.62	$18.28	$11.05		$24.17		$20.82	$17.99

Total Return (b)	–3.61%	69.14%	–48.09%		32.71%		29.93%	41.31%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,739,416	$3,478,654	$1,135,042		$1,467,458		$441,673	$195,944
Ratios to average net assets:
Net expenses (d)	1.48%	1.55%	1.53	%(e)	1.47	%(e)	1.54%	1.59%
Gross expenses (d)	1.48%	1.55%	1.54%		1.48%		1.54%	1.59%
Net investment income (d)	2.27%	1.94%	2.72%		1.19%		1.30%	1.21%
Portfolio turnover rate	13%	49%	43%		53%		46%	48%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. A period of less than one year is not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.
(e)	The Portfolio’s excess cash in demand deposit accounts may receive credits that are available to offset custody expenses. As a result of these credits, the net expenses were reduced by 0.01%.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  87

LAZARD DEVELOPING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/10†	Year Ended 12/31/09	For the Period 9/30/08* to 12/31/08

Institutional Shares
Net asset value, beginning of period	$13.18	$6.54	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.07	0.01	0.01
Net realized and unrealized gain (loss)	(0.65)	7.09	(3.46)

Total from investment operations	(0.58)	7.10	(3.45)
Less distributions from:
Net investment income	—	(0.04)	(0.01)
Net realized gains	—	(0.42)	—

Total distributions	—	(0.46)	(0.01)

Redemption fees	— (c)	— (c)	—
Net asset value, end of period	$12.60	$13.18	$6.54

Total Return (b)	–4.40%	108.53%	–34.54%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$23,863	$20,002	$6,539
Ratios to average net assets:
Net expenses (d)	1.30%	1.30%	1.30%
Gross expenses (d)	1.67%	2.81%	11.98%
Net investment income (d)	1.15%	0.07%	0.34%
Portfolio turnover rate	56%	96%	72%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/10†	Year Ended 12/31/09	For the Period 9/30/08* to 12/31/08

Open Shares
Net asset value, beginning of period	$13.19	$6.55	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.02	(0.08)	— (c)
Net realized and unrealized gain (loss)	(0.62)	7.13	(3.45)

Total from investment operations	(0.60)	7.05	(3.45)
Less distributions from:
Net investment income	—	— (c)	—
Net realized gains	—	(0.42)	—

Total distributions	—	(0.42)	—

Redemption fees	— (c)	0.01	—
Net asset value, end of period	$12.59	$13.19	$6.55

Total Return (b)	–4.55%	108.17%	–34.60%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$8,156	$42,975	$357
Ratios to average net assets:
Net expenses (d)	1.60%	1.60%	1.60%
Gross expenses (d)	1.76%	2.54%	28.95%
Net investment income (loss) (d)	0.33%	–0.63%	–0.09%
Portfolio turnover rate	56%	96%	72%

†	Unaudited.
*	Commencement of operations.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

88  Semi-Annual Report

LAZARD EMERGING MARKETS EQUITY BLEND PORTFOLIO

Selected data for a share of capital stock outstanding throughout the period	For the Period 5/28/10* to 6/30/10†

Institutional Shares
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.01
Net realized and unrealized loss	(0.02)

Total from investment operations	(0.01)

Net asset value, end of period	$9.99

Total Return (b)	–0.10%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,195
Ratios to average net assets:
Net expenses (c)	1.35%
Gross expenses (c)	36.45%
Net investment income (c)	0.82%
Portfolio turnover rate	81%

Selected data for a share of capital stock outstanding throughout the period	For the Period 5/28/10* to 6/30/10†

Open Shares
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (a)	— (d)
Net realized and unrealized loss	(0.01)

Total from investment operations	(0.01)

Net asset value, end of period	$9.99

Total Return (b)	–0.10%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$50
Ratios to average net assets:
Net expenses (c)	1.65%
Gross expenses (c)	46.89%
Net investment income (c)	0.52%
Portfolio turnover rate	81%

†	Unaudited.
*	Commencement of operations.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Annualized for a period of less than one year.
(d)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  89

LAZARD U.S. HIGH YIELD PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended	Year Ended

	6/30/10†	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Institutional Shares
Net asset value, beginning of period	$4.70	$3.78	$5.15	$5.36	$5.27	$5.47

Income (loss) from investment operations:
Net investment income (a)	0.18	0.34	0.38	0.40	0.40	0.42
Net realized and unrealized gain (loss)	(0.02)	0.92	(1.37)	(0.21)	0.09	(0.19)

Total from investment operations	0.16	1.26	(0.99)	0.19	0.49	0.23

Less distributions from:
Net investment income	(0.18)	(0.34)	(0.38)	(0.40)	(0.40)	(0.43)

Total distributions	(0.18)	(0.34)	(0.38)	(0.40)	(0.40)	(0.43)

Redemption fees	— (c)	— (c)	— (c)	— (c)	—	—

Net asset value, end of period	$4.68	$4.70	$3.78	$5.15	$5.36	$5.27

Total Return (b)	3.37%	34.66%	–20.24%	3.63%	9.71%	4.33%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$83,484	$87,568	$34,262	$56,278	$68,452	$75,100
Ratios to average net assets:
Net expenses (d)	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Gross expenses (d)	0.81%	0.89%	1.00%	0.90%	0.90%	0.86%
Net investment income (d)	7.56%	7.96%	8.10%	7.56%	7.61%	7.89%
Portfolio turnover rate	16%	17%	33%	20%	29%	22%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended	Year Ended

	6/30/10†	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Open Shares
Net asset value, beginning of period	$4.73	$3.79	$5.17	$5.37	$5.29	$5.48

Income (loss) from investment operations:
Net investment income (a)	0.17	0.33	0.37	0.39	0.39	0.40
Net realized and unrealized gain (loss)	(0.02)	0.94	(1.38)	(0.21)	0.08	(0.19)

Total from investment operations	0.15	1.27	(1.01)	0.18	0.47	0.21

Less distributions from:
Net investment income	(0.17)	(0.33)	(0.37)	(0.39)	(0.39)	(0.41)

Total distributions	(0.17)	(0.33)	(0.37)	(0.39)	(0.39)	(0.41)

Redemption fees	— (c)	— (c)	— (c)	0.01	—	0.01

Net asset value, end of period	$4.71	$4.73	$3.79	$5.17	$5.37	$5.29

Total Return (b)	3.22%	34.40%	–20.35%	3.53%	9.18%	4.22%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$22,678	$6,126	$5,220	$1,776	$2,179	$2,986
Ratios to average net assets:
Net expenses (d)	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Gross expenses (d)	1.13%	1.21%	1.74%	2.14%	2.12%	1.78%
Net investment income (d)	7.24%	7.74%	7.89%	7.24%	7.29%	7.47%
Portfolio turnover rate	16%	17%	33%	20%	29%	22%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

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LAZARD CAPITAL ALLOCATOR OPPORTUNISTIC STRATEGIES PORTFOLIO

	Six Months		For the Period
Selected data for a share of capital	Ended	Year Ended	3/26/08* to
stock outstanding throughout each period	6/30/10†	12/31/09	12/31/08

Institutional Shares
Net asset value, beginning of period	$8.80	$7.36	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.03	0.14	0.21
Net realized and unrealized gain (loss)	(0.39)	1.42	(2.59)

Total from investment operations	(0.36)	1.56	(2.38)

Less distributions from:
Net investment income	—	(0.12)	(0.26)

Total distributions	—	(0.12)	(0.26)

Redemption fees	— (c)	— (c)	— (c)

Net asset value, end of period	$8.44	$8.80	$7.36

Total Return (b)	–4.09%	21.21%	–23.64%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$192,969	$195,939	$110,757
Ratios to average net assets:
Net expenses (d)	1.02%	1.02%	1.02%
Gross expenses (d)	1.13%	1.16%	1.27%
Net investment income (d)	0.71%	1.72%	3.01%
Portfolio turnover rate	79%	113%	94%

Selected data for a share of capital stock outstanding throughout each period	Six Months		For the Period
	Ended	Year Ended	3/31/08* to
	6/30/10†	12/31/09	12/31/08

Open Shares
Net asset value, beginning of period	$8.80	$7.37	$9.95

Income (loss) from investment operations:
Net investment income (a)	0.01	0.12	0.30
Net realized and unrealized gain (loss)	(0.38)	1.41	(2.64)

Total from investment operations	(0.37)	1.53	(2.34)

Less distributions from:
Net investment income	—	(0.10)	(0.24)

Total distributions	—	(0.10)	(0.24)

Redemption fees	— (c)	— (c)	— (c)

Net asset value, end of period	$8.43	$8.80	$7.37

Total Return (b)	–4.09%	20.71%	–23.44%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$6,294	$16,856	$9,319
Ratios to average net assets:
Net expenses (d)	1.32%	1.32%	1.32%
Gross expenses (d)	1.48%	1.44%	1.93%
Net investment income (d)	0.21%	1.44%	4.68%
Portfolio turnover rate	79%	113%	94%

†	Unaudited.
*	Commencement of operations.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

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The Lazard Funds, Inc. Notes to Financial Statements June 30, 2010 (unaudited)

1. Organization
The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund is comprised of fourteen active no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard U.S. Equity Value Portfolio, Lazard U.S. Strategic Equity Portfolio, Lazard U.S. Mid Cap Equity Portfolio, Lazard U.S. Small-Mid Cap Equity Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Small Cap Equity Portfolio, Lazard Global Listed Infrastructure Portfolio, Lazard Emerging Markets Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Blend Portfolio (commenced investment operations on May 28, 2010), Lazard U.S. High Yield Portfolio and Lazard Capital Allocator Opportunistic Strategies Portfolio. The Fund offers two different classes of shares of the Portfolios — Institutional Shares and Open Shares. Institutional Shares and Open Shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each class of shares. All Portfolios are operated as “diversified” funds, as defined in the Act.

2. Significant Accounting Policies
The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities listed on the New York Stock Exchange (“NYSE”), NASDAQ national market or other U.S. exchanges or markets are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Except as described below, securities listed on foreign exchanges are valued at the last reported sales price;

securities listed on foreign exchanges that are not traded on the valuation date are valued at the last quoted bid price. Options on stock and stock indices traded on national securities exchanges are valued as of the close of options trading on such exchanges (which is normally 4:10 p.m. Eastern time). Swap agreements on equity assets are valued at the equity basket price as of the close of regular trading on the NYSE on each valuation date. Forward currency contracts are valued at the current cost of offsetting the contracts.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations. Debt securities maturing in sixty days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”).

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable, such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board. The Valuation Committee of the Investment Manager may evaluate a variety of factors to determine the fair value of securities for which current market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered. The fair value of foreign securities may be determined with the assistance of a pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the net asset value of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board, or its designee, instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different than the most recent closing price of a security and from the prices

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used by other investment companies to calculate their portfolios’ net asset values.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Portfolios amortize premiums and accrete discounts on fixed-income securities using the effective yield method. For the period ended June 30, 2010, only U.S. High Yield Portfolio traded in fixed income securities.

The Portfolios may be subject to taxes imposed by foreign countries in which they invest. Such taxes are generally based upon income earned or capital gains, realized or unrealized. The Portfolios accrue and apply such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which, at all times, is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by a Portfolio may be delayed or limited.

(d) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Portfolios are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on a Portfolio’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The U.S. dollar value of forward currency contracts is determined using forward exchange rates provided by quotation services. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Portfolios record a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

(e) Options Transactions—For hedging and investment purposes, certain Portfolios may purchase and write (sell) put and call options that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios bear the risk of loss of any change in market value should the counterparty not perform under the contract. The risk involved in writing an option is that, if the option is exercised, the underlying security or other assets could then be purchased or sold by the Portfolios at a disadvantageous price. Put and call options purchased are accounted for in the same manner as portfolio securities and other assets. When the Portfolios write an option, the premium received by the Portfolios is recorded as a liability and is subsequently adjusted to the current market value of the option written.

None of the Portfolios in the Fund traded in options during the period ended June 30, 2010.

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(f) Swap Agreements—Swap agreements on equity assets involve commitments to pay interest in exchange for an equity basket return. The counterparty pays out the total return of the basket of equity securities and, in return, receives a regular stream of payments, based on an agreed-upon interest rate. To the extent the total return of the equity basket underlying the transaction exceeds (or falls short of) the offsetting interest rate obligation, the Portfolios will receive a payment from (or make a payment to) the counterparty.

Swap agreements are marked to market daily based upon the aggregate equity basket price, and the change in value, if any, is recorded as an unrealized appreciation (depreciation) on swap agreements in the Portfolios’ accompanying Statements of Assets and Liabilities.

For the period ended June 30, 2010, only Capital Allocator Opportunistic Strategies Portfolio traded in swap agreements.

(g) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2009, the following Portfolios had available, for federal income tax purposes, unused realized capital losses which can be used to offset future realized capital gains as follows:

Portfolio	Expiring 2010	Expiring 2011

International Equity	$—	$11,175,692
U.S. High Yield	15,965,273	2,546,543

Portfolio	Expiring 2016	Expiring 2017

U.S. Equity Value	$1,426,116	$1,691,932
U.S. Strategic Equity	14,442,262	14,362,453
U.S. Mid Cap Equity	82,095,467	40,427,077
U.S. Small-Mid Cap Equity	13,150,355	8,769,356
International Equity	1,141,203	30,735,332
International Equity Select	876,488	2,653,216
International Strategic Equity	36,546,429	60,710,573
International Small Cap Equity	27,930,381	50,775,251
Emerging Markets Equity	—	1,470,429,982
U.S. High Yield	1,590,672	5,346,242
Capital Allocator Opportunistic
Strategies	7,181,781	28,789,057

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2009, the following Portfolios elected to defer net capital and foreign currency losses arising between November 1, 2009 and December 31, 2009 as follows:

Portfolio	Amount

International Equity	$427,347
International Equity Select	901,213
International Small Cap Equity	1,388,721
Capital Allocator Opportunistic Strategies	801,462

Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2006-2008), or expected to be taken in the Fund’s 2009 or 2010 tax returns.

(h) Dividends and Distributions—The Fund intends to declare dividends from net investment income daily on shares of U.S. High Yield Portfolio and to pay such dividends monthly. Dividends from net investment income, if any, on shares of the other Portfolios will be declared and paid annually, except that the Global Listed Infrastructure Portfolio’s dividends from net investment income (if any), will be declared and paid quarterly. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolio, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales and distributions from real estate investment trusts and partnerships. The book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

(i) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among the Portfolios primarily on the basis of relative net assets. A Portfolio accrues

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distribution and service (12b-1) fees to its Open Shares. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(j) Expense Reductions—Portfolios leaving excess cash in demand deposit accounts may receive credits which are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of such credits separately as an expense reduction.

(k) Redemption Fee—Each Portfolio may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by each Portfolio and are included as paid in capital on its Statement of Assets and Liabilities. The fees are also shown on its Statement of Changes in Net Assets.

(l) Estimates—The preparation of financial statements in conformity with GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administration and Distribution Agreements
The Fund, on behalf of the Portfolios, has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. For its services provided to the Fund, the Investment Manager earns a management fee, accrued daily and payable by each Portfolio monthly, at the annual rate set forth below as a percentage of its average daily net assets:

Portfolio		Annual Rate
U.S. Equity Value		0.75%
U.S. Strategic Equity		0.75
U.S. Mid Cap Equity		0.75
U.S. Small-Mid Cap Equity		0.75
International Equity		0.75
International Equity Select		0.85
International Strategic Equity		0.75
International Small Cap Equity		0.75
Global Listed Infrastructure		0.90
Emerging Markets Equity		1.00
Developing Markets Equity		1.00
Emerging Markets Equity Blend		1.05
U.S. High Yield		0.55
Capital Allocator Opportunistic Strategies		1.00

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the Portfolios if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

Portfolio	Institutional Shares	Open Shares

U.S. Equity Value	1.00%	1.30%
U.S. Strategic Equity	1.05	1.35
U.S. Mid Cap Equity	1.05	1.35
U.S. Small-Mid Cap Equity	1.15	1.45
International Equity	1.05	1.35
International Equity Select	1.15	1.45
International Strategic Equity	1.15	1.45
International Small Cap Equity	1.13	1.43
Global Listed Infrastructure	1.30	1.60
Emerging Markets Equity	1.30	1.60
Developing Markets Equity	1.30	1.60
Emerging Markets Equity Blend	1.35	1.65
U.S. High Yield	0.55	0.85
Capital Allocator Opportunistic Strategies	1.02	1.32

During the period ended June 30, 2010, the Investment Manager waived its management fee and reimbursed the following Portfolios for other expenses as follows:

Portfolio	Institutional Shares	Open Shares

U.S. Equity Value	$78,871	$8,396
U.S. Strategic Equity	2,122	3,524
International Equity Select	51,533	62,035
International Small Cap Equity	29,832	13,762
Global Listed Infrastructure	27,423	4,560
Developing Markets Equity	39,351	27,193
Emerging Markets Equity Blend	29,847	1,835
U.S. High Yield	105,517	22,322
Capital Allocator Opportunistic Strategies	109,262	11,455

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The Fund has entered into an administration agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive $18,750 of its fee annually for the U.S. Equity Value and Emerging Markets Equity Blend Portfolios until each respective Portfolio’s net assets reach $25 million.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan, in accordance with Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

4. Directors’ Compensation
Certain Directors of the Fund are officers of the Investment Manager. The Fund pays each Director who is not an affiliated person of the Investment Manager or any of its affiliates an annual aggregate fee of $60,000 ($80,000 effective July 1, 2010), plus $4,000 ($5,000 effective July 1, 2010) per meeting attended in person ($1,500 per meeting, including special Board or committee meetings, attended by telephone) for the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively, with the Fund, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager, and reimburses them for travel and other out-of-pocket expenses for attending Board and committee meetings. These Directors also are paid $1,000 ($5,000 effective July 1, 2010) for in-person attendance at special meetings not held in conjunction with a regular Board meet-

ing, as specifically authorized by the Board and held in connection with delegated Fund business. The Chairman of the Audit Committees of the Boards of the Lazard Funds also receives an additional annual fee of $5,000.

5. Securities Transactions and Transactions with Affiliates
Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2010 were as follows:

Portfolio	Purchases	Sales

U.S. Equity Value	$6,786,182	$3,709,858
U.S. Strategic Equity	22,413,323	23,172,808
U.S. Mid Cap Equity	76,320,169	114,034,026
U.S. Small-Mid Cap Equity	63,973,337	58,074,078
International Equity	33,115,293	42,326,940
International Equity Select	3,935,995	4,417,112
International Strategic Equity	109,335,691	86,686,270
International Small Cap Equity	14,963,399	21,339,503
Global Listed Infrastructure	113,800,985	13,136,257
Emerging Markets Equity	3,826,398,731	1,669,364,751
Developing Markets Equity	28,807,711	57,624,666
Emerging Markets Equity Blend	1,902,604	724,155
U.S. High Yield	29,857,641	14,976,911
Capital Allocator Opportunistic
Strategies	175,955,666	163,962,354

For the period ended June 30, 2010, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Line of Credit
The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the higher of the Federal Funds rate or Overnight LIBOR rate plus 1.25%, on an annualized basis. Under the Agreement, the Fund has also agreed to pay a 0.15% per annum fee on the unused portion of the commitment, payable quarterly in arrears. During the period ended June 30, 2010, the Fund had borrowings under the Agreement as follows:

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Portfolio	Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings Were Outstanding

U.S. Strategic Equity	$250,000	$300,000	1.42%	2
U.S. Mid Cap Equity	5,200,000	5,200,000	1.49	4
International Equity	5,800,000	5,800,000	1.47	4
International Equity Select	192,727	430,000	1.50	22
International Small Cap Equity	1,131,471	4,100,000	1.44	17
Developing Markets Equity	2,985,625	6,575,000	1.52	24
U.S. High Yield	450,000	450,000	1.43	1
Capital Allocator Opportunistic Strategies	3,540,000	4,140,000	1.55	6

*	For days borrowings were outstanding.

7. Foreign Securities Investment Risks

Certain Portfolios invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Foreign investments carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. A Portfolio’s investments in emerging market countries are exposed to additional volatility. A Portfolio’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

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The following tables summarize the valuation of the Portfolios’ investments by each fair value hierarchy level as of June 30, 2010:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2010

U.S. Equity Value Portfolio
Common Stocks	$10,772,951	$—	$—	$10,772,951
Short-Term Investment	—	255,471	—	255,471

Total	$10,772,951	$255,471	$—	$11,028,422

U.S. Strategic Equity Portfolio
Common Stocks	$66,903,145	$—	$—	$66,903,145
Short-Term Investment	—	694,506	—	694,506

Total	$66,903,145	$694,506	$—	$67,597,651

U.S. Mid Cap Equity Portfolio
Common Stocks	$170,221,297	$—	$—	$170,221,297
Short-Term Investment	—	2,236,062	—	2,236,062

Total	$170,221,297	$2,236,062	$—	$172,457,359

U.S. Small-Mid Cap Equity Portfolio
Common Stocks	$75,544,677	$—	$—	$75,544,677
Repurchase Agreement	—	3,827,000	—	3,827,000

Total	$75,544,677	$3,827,000	$—	$79,371,677

International Equity Portfolio
Common Stocks	$10,091,943	$114,704,079	$—	$124,796,022
Repurchase Agreement	—	2,438,000	—	2,438,000

Total	$10,091,943	$117,142,079	$—	$127,234,022

International Equity Select Portfolio
Common Stocks	$835,552	$4,469,698	$—	$5,305,250
Short-Term Investment	—	105,763	—	105,763

Total	$835,552	$4,575,461	$—	$5,411,013

International Strategic Equity Portfolio
Common Stocks	$4,208,972	$295,121,858	$—	$299,330,830
Preferred Stock	6,250,387	—	—	6,250,387
Short-Term Investment	—	9,564,667	—	9,564,667

Total	$10,459,359	$304,686,525	$—	$315,145,884

International Small Cap Equity Portfolio
Common Stocks	$727,079	$55,817,217	$—	$56,544,296
Preferred Stock	—	806,987	—	806,987
Short-Term Investment	—	931,802	—	931,802

Total	$727,079	$57,556,006	$—	$58,283,085

Global Listed Infrastructure Portfolio
Assets:
Common Stocks	$15,754,763	$70,900,573	$—	$86,655,336
Short-Term Investment	—	2,008,506	—	2,008,506
Other Financial Instruments*
Forward Currency Contracts	—	22,769	—	22,769

Total	$15,754,763	$72,931,848	$—	$88,686,611

Liabilities:
Other Financial Instruments*
Forward Currency Contracts	$—	$(1,481,295)	$—	$(1,481,295)

98  Semi-Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2010

Emerging Markets Equity Portfolio
Common Stocks	$4,495,939,310	$7,901,929,291	$—	$12,397,868,601
Preferred Stocks	517,188,098	—	—	517,188,098
Short-Term Investment	—	511,675,597	—	511,675,597
Total	$5,013,127,408	$8,413,604,888	$—	$13,426,732,296

Developing Markets Equity Portfolio
Common Stocks	$12,794,082	$17,673,469	$—	$30,467,551
Preferred Stock	313,684	—	—	313,684
Short-Term Investment	—	1,498,040	—	1,498,040
Total	$13,107,766	$19,171,509	$—	$32,279,275

Emerging Markets Equity Blend Portfolio
Common Stocks	$617,252	$533,231	$—	$1,150,483
Preferred Stock	18,924	—	—	18,924
Short-Term Investment	—	93,333	—	93,333
Total	$636,176	$626,564	$—	$1,262,740

U.S. High Yield Portfolio
Corporate Bonds	$—	$100,727,941	$—	$100,727,941
Warrant	—	—	5	5
Short-Term Investment	—	3,660,863	—	3,660,863
Repurchase Agreement	—	702,000	—	702,000
Total	$—	$105,090,804	$5	$105,090,809

Capital Allocator Opportunistic Strategies Portfolio
Assets:
Exchange-Traded Funds	$176,391,838	$—	$—	$176,391,838
Closed-End Management Investment Companies	20,317,150	—	—	20,317,150
Short-Term Investment	—	4,536,630	—	4,536,630
Other Financial Instruments*
Forward Currency Contracts	—	46,704	—	46,704
Swap Agreement	—	326,137	—	326,137
Total	$196,708,988	$4,909,471	$—	$201,618,459

Liabilities:
Other Financial Instruments*
Forward Currency Contracts	$—	$(136,101)	$—	$(136,101)
Swap Agreement	—	(641,864)	—	(641,864)
Total	$—	$(777,965)	$—	$(777,965)

*	Other financial instruments are derivative instruments which are valued at the unrealized appreciation/depreciation on the instruments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value during the period ended June 30, 2010:

Description	Balance as of December 31, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Net Transfers Into Level 3	Net Transfers Out of Level 3	Balance as of June 30, 2010	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2010

U.S. High Yield Portfolio
Warrant	$ 5	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ 5	$ —
Total	$ 5	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ 5	$ —

Semi-Annual Report  99

Effective March 31, 2010, the Portfolios adopted Financial Accounting Standards Board Accounting Standards Update (ASU) 2010-06, Fair Value Measurements and Disclosures (Topic 820). The ASU amends GAAP to add new requirements for disclosures about transfers into and out of Levels 1 and 2 of the fair value hierarchy. It also clarifies existing fair value disclosure about the level of disaggregation and about inputs and valuation techniques used to measure fair value for investments that fall in either Levels 2 or 3 fair value hierarchy. There were no significant transfers into and out of Levels 1, 2, and 3 during the period ended June 30, 2010.

10. Derivative Instruments
Certain Portfolios may use derivative instruments, including forward currency contracts or swap agreements. Forward currency contracts may be used for hedging purposes or to seek to increase returns.

A Portfolio enters into swap agreements in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Portfolio than if the Portfolio had invested directly in the asset that yielded the desired return.

Global Listed Infrastructure Portfolio
During the period ended June 30, 2010, the cost of purchases and the proceeds from sales of forward currency contracts were $144,504,886 and $226,079,808, respectively.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of June 30, 2010:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$22,769

Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$1,481,295

The effect of derivative instruments on its Statement of Operations for the six months ended June 30, 2010 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized gain on forward currency contracts	$8,985

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized depreciation on forward currency contracts	$(1,458,526)

Capital Allocator Opportunistic Strategies Portfolio
During the period ended June 30, 2010, the cost of purchases and the proceeds from sales of forward currency contracts were $6,070,002 and $6,070,002, respectively.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of June 30, 2010:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$46,704

Equity Risk:
Gross unrealized appreciation on swap agreement	$326,137

Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$136,101

Equity Risk:
Gross unrealized depreciation on swap agreement	$641,864

The effect of derivative instruments on its Statement of Operations for the six months ended June 30, 2010 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Equity Risk:
Net realized gain on swap agreements	$153,259

100  Semi-Annual Report

Amount

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized depreciation on forward currency contracts	$(89,397)

Equity Risk:
Net change in unrealized depreciation on swap agreement	$(315,727)

None of the other Portfolios in the Fund traded in derivatives during the period ended June 30, 2010.

11. Subsequent Events
Management has evaluated the possibility of subsequent events affecting the Fund’s financial statements through August 30, 2010. Management has determined that there are no such subsequent events that would require disclosure in the Fund’s financial statements through the above date, at which time the financial statements were issued.

Semi-Annual Report  101

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During Past 5 Years and Other Directorships Held(2)

Non-Interested Directors:
Kenneth S. Davidson (65)	Director (August 1995)

President, Davidson Capital Management Corporation; Partner, Aquiline Holdings LLC; Trustee, The Juilliard School; Chairman of the Board, Bridgehampton Chamber Music Festival; Trustee, American Friends of the National Gallery, London

Nancy A. Eckl (47)	Director (April 2007)

Former Vice President, Trust Investments, American Beacon Advisors, Inc. (“American Beacon”) and Vice President of certain funds advised by American Beacon; Trustee, College Retirement Equities Fund (eight accounts); Trustee, TIAA-CREF Funds (47 funds) and TIAA-CREF Life Funds (10 funds), and Member of the Management Committee of TIAA Separate Account VA-1

Lester Z. Lieberman (80)	Director (October 1991)

Private Investor; Chairman, Healthcare Foundation of New Jersey; Director, Cives Steel Co.; Director, Northside Power Transmission Co.; Advisory Trustee, New Jersey Medical School; Director, Public Health Research Institute; Trustee Emeritus, Clarkson University; Council of Trustees, New Jersey Performing Arts Center

Leon M. Pollack (69)	Director (August 2006)	Former Managing Director, Donaldson, Lufkin & Jenrette; Trustee, Adelphi University

Richard Reiss, Jr. (66)	Director (May 1991)	Chairman, Georgica Advisors LLC, an investment manager; Director, O’Charley’s, Inc., a restaurant chain

Robert M. Solmson (62)	Director (September 2004)

President, Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments; Director, Colonial Williamsburg Co.; Former Chief Executive Officer and Chairman, RFS Hotel Investors, Inc.; Former Director, Morgan Keegan & Co., Inc.; Former Director, Independent Bank, Memphis

Interested Directors(3):
Charles L. Carroll (49)	Chief Executive Officer, President and Director (June 2004)	Deputy Chairman and Head of Global Marketing of the Investment Manager

Ashish Bhutani (50)	Director (July 2005)	Chief Executive Officer of the Investment Manager; Vice Chairman of Lazard Ltd (since January 2010)

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)

Each Director also serves as a Director for each of the Lazard Funds (comprised of 20 investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other Lazard Funds. All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, L.L.C., a privately-offered fund registered under the Act and advised by an affiliate of the Investment Manager.

(3)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300.

102  Semi-Annual Report

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During Past 5 Years

Officers(3):

Nathan A. Paul (37)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (51)	Treasurer (May 2003)	Vice President of the Investment Manager

Brian D. Simon (48)	Chief Compliance Officer (January 2009) and Assistant Secretary (November 2002)	Director (since January 2006) and Chief Compliance Officer (since January 2009); and previously Senior Vice President (2002 to 2005) of the Investment Manager

Tamar Goldstein (35)	Assistant Secretary (February 2009)	Vice President (since March 2009) and previously Counsel (October 2006 to February 2009) of the Investment Manager; Associate at Schulte Roth & Zabel LLP, a law firm, from May 2004 to October 2006

Cesar A. Trelles (35)	Assistant Treasurer (December 2004)	Fund Administration Manager of the Investment Manager

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)

Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other Lazard Funds.

(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

Semi-Annual Report  103

The Lazard Funds, Inc. Other Information (unaudited)

Proxy Voting
A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q
The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

Lazard Emerging Markets Equity Blend Portfolio
At meetings of the Board held on March 2, 2010 (the “March Meeting”) and April 1, 2010 (the “April Meeting”), the Board considered the approval of a new Management Agreement between the Fund, on behalf of Lazard Emerging Markets Equity Blend Portfolio (the “New Portfolio”), and the Investment Manager. The Directors who are not “interested persons” (as defined in the Act) of the Fund were assisted in their review by independent legal counsel and met with counsel in executive sessions separate from representatives of the Investment Manager.

The New Portfolio was proposed to pursue a strategy of asset allocation between Lazard Emerging Markets Equity Select Portfolio and Lazard Developing Markets Equity Portfolio, two funds managed by the Investment Manager (the “Underlying Portfolios”).

March Meeting

Services Provided
Representatives of the Investment Manager referenced the Investment Manager’s written presentation and discussions in connection with the annual contract renewal meeting held on November 18-19, 2009 (the “November Meeting”) for the Fund’s existing Portfolios relevant to, among other matters, the nature, extent and quality of services provided to the Fund by the Investment Manager, including a discussion of the Investment Manager and its clients (of which the existing Lazard Funds complex of 20 funds comprised approximately $14.5 billion of the approximately $116.5 billion of total assets under the management of the Investment Manager and its global affiliates as of December 31, 2009); the Investment Manager’s global investment management platform, technology, operational and legal and compliance support and significant marketing infrastructure across broad distribution channels; and the Investment Manager’s personnel, resources, financial condition and experience. The representatives of the Investment Manager confirmed that there had been no material changes to the information provided to the Board in connection with the November Meeting. The Board received a presentation on the strategies to be employed for the New Portfolio and the New Portfolio’s management team, including professional biographies, from a member of the proposed New Portfolio’s management team.

The Directors considered the various services to be provided by the Investment Manager and considered the Investment Manager’s substantial research and portfolio management capabilities and that the Investment Manager also would provide oversight of day-to-day operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s administrative, accounting and compliance infrastructure and agreed that the New Portfolio was expected to benefit from the extensive services of the Investment Manager’s global platforms, and accepted management’s assertion that such services would be greater than those typically provided to a $14.5 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Management Fee, Expense Ratio and
Performance Information
Management Fee and Expense Ratios. Representatives of the Investment Manager reviewed the proposed management fee and anticipated expense ratio for each share class of the New Portfolio and the comparisons provided by Lipper, Inc., an independent provider of investment company data, which compared the contractual management fee and pro-

104  Semi-Annual Report

jected expense ratios for each share class of the New Portfolio to comparison groups chosen by Lipper (consisting of global and international multi-cap core and large-cap core affiliated funds of funds), and the Directors noted the methodology and assumptions used in the comparisons, including that Lipper’s management fee comparisons and the quintile rankings used therein did not include fixed dollar amounts paid to administrators (which, for the Fund, was paid to the Fund’s third party administrator which is not an affiliate of the Investment Manager). The management fee and projected expense ratio for each share class were higher than the medians of those of the corresponding comparison groups (each, a “Group”). The expense ratios of the New Portfolio and the funds in its corresponding Groups included the management fee and other expenses of the respective underlying funds in which each such fund was invested (the Underlying Portfolios, in the case of the New Portfolio). The Directors noted that the Groups did not include any funds of funds that were emerging markets funds as classified by Lipper.

The Directors also considered that there were no funds sub-advised by the Investment Manager in the same Lipper category as the New Portfolio or separately managed accounts managed by the Investment Manager with similar investment objectives, policies and strategies as the New Portfolio.

Performance. No composite information was available for the New Portfolio because the New Portfolio’s strategy had no performance history at the Investment Manager.

Investment Manager Profitability and Economies of Scale Representatives of the Investment Manager noted discussions regarding considerations of profitability and economies of scale in respect of the Funds’ existing Portfolios at this meeting and at the November Meeting and noted that because the New Portfolio is newly formed, has not commenced operations and the eventual aggregate amount of the New Portfolio’s assets was uncertain, the Investment Manager was not able to provide the Directors with information concerning the cost of services to be provided to the New Portfolio and the expected profits to be realized by the Investment Manager and its affiliates from their relationships with the New Portfolio and the extent to which economies of scale would be realized as the New Portfolio grows. The Directors determined to revisit this issue no later than when it next reviewed the investment management fee in connection with renewal of the Management Agreement. Neither the Investment Manager nor its affiliates were expected to receive any significant indirect benefits from the Investment Manager acting as investment adviser to the New Portfolio. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage practices.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the approval of the Management Agreement with respect to the New Portfolio. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•

The Board concluded that the nature, extent and quality of the services to be provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research and other services (as discussed above) associated with an approximately $116.5 billion global asset management business.

•	The Board was satisfied with the resources the Investment Manager was to devote to management of the New Portfolio.

•	The Board concluded that the New Portfolio’s fee to be paid to the Investment Manager was reasonable in light of the considerations discussed above.

•

The Board recognized that economies of scale may be realized as the assets of the New Portfolio increase. The Board determined they would seek to have the Investment Manager share any material economies of scale with the New Portfolio.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that approval of the Management Agreement for the New Portfolio was in the best interests of the New Portfolio and its shareholders.

Semi-Annual Report  105

April Meeting

At the April Meeting, the Investment Manager proposed a structural change in the New Portfolio. It was explained that the Investment Manager had determined that the New Portfolio could be operated similarly by investing directly in securities comprising the Investment Manager’s Emerging Markets Equity Select and Developing Markets Equity strategies rather than by investing in the Underlying Portfolios. In light of this change, the Board was being asked to approve a new Management Agreement with a management fee of 1.05% of average daily net assets, noting that previously the fee had been 0.20% of the average daily net assets since the New Portfolio would also have indirectly paid management fees through investments in the Underlying Portfolios. Other than the change in the management fee, there were no other proposed changes to the form of Management Agreement approved at the March Meeting. The representatives of the Investment Manager referenced the materials that had been provided by the Investment Manager in advance of the meeting, including relevant excerpts from the prospectus and statement of additional information; a memorandum from the Investment Manager explaining the proposed structural change and stating there have been no material changes to the information provided to the Board for the annual contract renewal at the November Meeting or for the March Meeting and that the Investment Manager does not currently manage any separate accounts or other funds in a manner that is substantially similar to that to be employed for the New Portfolio; an expense table illustrating the proposed management fee and expense limitation arrangement; a draft Management Agreement; and materials prepared by Lipper containing contractual management fee and estimated expense ratio comparisons. The representatives of the Investment Manager stated that the Investment Manager would contractually undertake to waive its fee and, if necessary, reimburse the New Portfolio to the extent total annual portfolio operating expenses exceed 1.35% and 1.65% of the Institutional Shares and Open Shares, respectively.

The Directors discussed the reasonableness of the fee in light of the services to be provided, specifically in comparison to the fee previously approved at the March Meeting under the original structure of the New Portfolio. It was noted that previously the New Portfolio paid 1.00% in management fees with respect to assets invested in each Underlying Portfolio plus 0.20% of its average daily net assets for allocation by the New Portfolio between the Underlying Portfolios, whereas under the Management Agreement the New Portfolio would pay 1.05% of average daily net assets in total management fees.

Each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to approval of the Management Agreement with respect to the New Portfolio. Based on their discussions as described above and at the March Meeting, the Board concluded that the fee to be paid to the Investment Manager was reasonable and approved the revised Management Agreement.

106  Semi-Annual Report

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The Lazard Funds, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, NY 10112-6300

800-823-6300

www.LazardNet.com

© 2010 Lazard Asset Management LLC

6/10 LZDPS013

Lazard Funds

ITEM 2.   CODE OF ETHICS.

          Not applicable.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

          Not applicable.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

          Not applicable.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable.

ITEM 6.   INVESTMENTS

          Not applicable.

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENTCOMPANIES.

          Not applicable.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 9.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          Not applicable.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors during the period covered by this report.

ITEM 11.   CONTROLS AND PROCEDURES.

(a)     The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)     There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Not applicable.

(a)(2)  Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Lazard Funds, Inc.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date	September 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date	September 1, 2010

By	/s/ Stephen St. Clair
Stephen St. Clair
Chief Financial Officer

Date	September 1, 2010